   As filed with the Securities and Exchange Commission on April 30, 2004


                                                      Registration No. 033-57320
                                                                       811-06025
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 16                       [X]
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                       Amendment No. 10                                      [X]

                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                               One Madison Avenue
                               New York, NY 10010
              (Address of depositor's principal executive offices)

                              ---------------------
                             James L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010
                     (Name and address of agent for service)

                                   Copies to:
                Gary O. Cohen, Esq. and Thomas C. Lauerman, Esq.
                               Foley & Lardner LLP
                               3000 K Street, N.W.
                             Washington, D.C. 20007


It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2004 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL, which funds certain Variable Universal Life Insurance Policies.

                                  PROSPECTUS

                                      FOR

                                   METFLEX,
         A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY ("Policy")

                                   Issued by

                Metropolitan Life Insurance Company ("MetLife")

                                  May 1, 2004

This prospectus provides you with important information about MetLife's MetFlex Policies. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement that MetLife issues to you.

The Policy is designed to provide:

..  Life insurance coverage

..  Flexible premium payments

..  A choice among three death benefit options

.. A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs


We offer the following funding options for allocating premium payments to and transferring cash value among a fixed interest account ("Fixed Account") and the Metropolitan Life Separate Account UL investment divisions which invest in the following corresponding fund ("Fund") portfolios:


Metropolitan Series Fund, Inc. portfolios (Class A, except where noted):

           State Street Research        Neuberger Berman Partners
           Aggressive Growth            Mid Cap Value
           State Street Research
           Diversified                  Scudder Global Equity
           State Street Research        T. Rowe Price Large Cap
           Investment Trust             Growth
           State Street Research        T. Rowe Price Small Cap
           Aurora                       Growth
           FI International Stock       Lehman Brothers(R)
                                        Aggregate Bond Index
             (formerly Putnam
             International Stock)       MetLife Stock Index
           Met/Putnam Voyager           Morgan Stanley EAFE(R) Index
             (formerly Putnam Large
             Cap Growth)                Russell 2000(R) Index
           Harris Oakmark Large Cap     MetLife Mid Cap Stock
           Value                        Index
           FI Mid Cap Opportunities     FI Value Leaders
             (formerly Janus Mid Cap)     (formerly FI Structured
                                          Equity)
           Davis Venture Value          State Street Research
                                        Bond Income
           Loomis Sayles Small Cap      MFS Total Return--Class B
           State Street Research
           Large Cap Growth
             (formerly Alger Equity
             Growth)
           MFS Investors Trust
           State Street Research
           Money Market

The Janus Aspen Series portfolios:


  Janus Aspen
  Growth--Institutional
  Shares                     Janus Aspen Capital Appreciation--Service Shares
  Janus Aspen
  Balanced--Service Shares


The Franklin Templeton Variable Insurance Products Trust funds:

             Templeton Foreign          Franklin Mutual Discovery
             Securities--Class 1        Securities--Class 2
             Templeton Growth
             Securities--Class 2

AllianceBernstein Variable Products Series Fund, Inc. portfolios:

             AllianceBernstein Growth   AllianceBernstein
             and Income--Class B        Technology--Class B
             AllianceBernstein US
             Government/High Grade
             Securities--Class B

Met Investors Series Trust portfolios:

             Lord Abbett Growth and     Lord Abbett Bond
             Income--Class A            Debenture--Class A
             Janus Aggressive           Neuberger Berman Real
             Growth--Class B            Estate--Class B
             Met/AIM Small Cap          Lord Abbett Growth
             Growth--Class B            Opportunities--Class B
             Met/AIM Mid-Cap Core       T. Rowe Price Mid-Cap
             Equity--Class B            Growth--Class B
             Third Avenue Small Cap     Lord Abbett Mid-Cap
             Value--Class B             Value--Class B

Fidelity(R) Variable Insurance Products Fund portfolios:


             Growth--Service Class      Asset Manager
                                        Growth(R)--Service Class
             Contrafund(R)--Service
             Class
             Investment Grade
             Bond--Service Class
             Equity-Income--Service
             Class


AIM Variable Insurance Funds portfolios:


             AIM V.I. Government
             Securities--Series II
             AIM V.I. Real
             Estate--Series I
             INVESCO VIF--Core
             Equity--Series I


American Century Variable Products Fund portfolios:

             International--Class II
             Vista--Class I
             Value--Class II

Delaware VIP Trust portfolios:

             Small Cap Value--Service
             Shares

Dreyfus Investment Portfolios portfolios (Service Shares):

             MidCap Stock
             Emerging Leaders

Dreyfus Variable Investment Fund portfolios (Service Shares):

             International Value
             Appreciation

Goldman Sachs Variable Insurance Trust portfolios


             Mid Cap Value
             CORE/SM/ Small Cap Equity


Massachusetts Financial Services Variable Insurance Trust portfolios (Service Class):

             Global Equity
             High Income
             Value
             New Discovery

Van Kampen Life Investment Trust portfolios:

             Government--Class II

Wells Fargo Variable Trust portfolios

             Total Return Bond
             Money Market
             Asset Allocation
             Growth
             Large Company Growth
             Equity Income

Separate prospectuses for the Metropolitan Series Fund, Inc., the Janus Aspen Series, the Franklin Templeton Variable Insurance Products Trust, the AllianceBernstein Variable Products Series Fund, Inc., the Met Investors Series Trust, the AIM Variable Insurance Funds, the American Century Variable Products Fund, the Delaware VIP Trust, the Dreyfus Investment Portfolio, the Dreyfus Variable Investment Fund, the Goldman Sachs Variable Insurance Trust, the Massachusetts Financial Services Variable Insurance Trust, the Van Kampen Life Investment Trust, the Wells Fargo Variable Trust and the Fidelity Variable Insurance Products Fund (each a "Fund") are available from us. They describe in greater detail an investment in the Portfolios listed above. Before purchasing a Policy, read the information in this prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference.

Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

                               TABLE OF CONTENTS


                                                                     Page
                                                                   in this
   Subject                                                        Prospectus
   -------                                                        ----------
   Cover Page
   Contacting Us.................................................      5
   Summary of Benefits and Risks.................................      5
    Policy Benefits..............................................      5
    Risks of a Policy............................................      6
   Fee Tables....................................................      7
    Transaction Fees.............................................      8
    Periodic Charges Other Than Portfolio Operating Expenses.....     10
    Periodic Charges for Optional Riders That You Choose to Add
      to Your Policy.............................................     11
    Portfolio Operating Expenses.................................     12
   MetLife.......................................................     20
    The Fixed Account............................................     20
    Separate Account UL..........................................     20
    The Funds....................................................     21
      The Portfolio Share Classes that We Offer..................     26
      Voting Rights..............................................     27
   Issuing a Policy..............................................     27
   Payment and Allocation of Premiums............................     28
    Paying Premiums..............................................     28
    Maximum and Minimum Premium Payments.........................     28
    Allocating Net Premiums......................................     29
   Insurance Proceeds............................................     29
    Death Benefit Options........................................     29
    Minimum Death Benefit........................................     30
    Specified Face Amount........................................     31
    Income Plans.................................................     32
   Cash Value, Transfers and Withdrawals.........................     33
    Cash Value...................................................     33
    Cash Value Transfers.........................................     33
    Surrender and Withdrawal Privileges..........................     35
    Benefit at Final Date........................................     36
   Loan Privileges...............................................     37
   Optional Rider Benefits.......................................     38
    Term Benefit.................................................     39
   Charges and Deductions........................................     40
      Important Information Applicable to all Policy Charges and
        Deductions...............................................     40
      Charges Deducted From Premiums.............................     40
      Charges Included in the Monthly Deduction..................     41
      Charges for Certain Optional Rider Benefits................     42
      Variations in Charges......................................     42
    Portfolio Company Charges....................................     43
    Other Charges................................................     43
   Policy Termination and Reinstatement..........................     43
   Federal Tax Matters...........................................     43
   Rights We Reserve.............................................     45
   Other Policy Provisions.......................................     46
   Sales of Policies.............................................     48
   Experts.......................................................     49
   Financial Statements..........................................     49

[SIDEBAR: You can contact us at our Designated Office.]
Contacting Us

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the systematic investment strategies); or changing your premium allocations. Our Designated Office is our home office at 1 Madison Avenue, New York, NY 10010. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

Summary of Benefits and Risks

This summary gives an overview of the Policy and is qualified by the more detailed information in the balance of this Prospectus and the Policy. MetLife issues the Policies. We offer the Policies to employers, employer sponsored plans, or other organizations or individuals associated with such employers, plans or organizations. We designed the Policies for financing nonqualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes.

Policy Benefits

Premium Payment Flexibility. The Policy allows flexibility in making premium payments. The Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

Cash Value. Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity.


Transfers And Systematic Investment Strategies. You may transfer cash value among the funding options, subject to certain limits (see "Cash Value, Transfers and Withdrawals"). You may also choose among four systematic investment strategies: the Equity Generator/SM/, the Equalizer/SM/, the Allocator/SM/, and the Rebalancer/SM/.


Specified Face Amount of Insurance. Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.

Death Benefit Options. Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the policy cash value at the date of death.

Income Plans. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.

Surrenders, Partial Withdrawals and Loans. Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its cash surrender value.

Tax Advantages. If you meet certain requirements, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Policy, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Term Rider. This rider provides coverage on the insured to age 95. The amount of sales charge you pay will be less if coverage is obtained through this rider rather than as part of the Policy. If your Policy was issued after May 1, 2004 and is not part of a plan already in existence on that date, the current charges for the cost of insurance are lower for coverage under the term rider than under the base Policy. For details, see "Optional Rider Benefits--Term Benefit." (For Policies under existing plans or Policies issued prior to that date, the charges for the cost of insurance are higher under any term rider than under the base Policy.)

Other Optional Rider Benefits. You may be eligible for certain other benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction.

Risks of a Policy

This Prospectus discusses the risks associated with purchasing the Policy. Other prospectuses (which are attached at the end of this Prospectus) discuss the risks associated with investment in the Fund described therein. Those prospectuses are being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions that are available to you under the Policy invests solely in a corresponding "Portfolio" of a Fund.

Investment Risk. MetLife does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, these deductions may have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

Surrender and Withdrawal Risks. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future.

Risk of Policy Termination. Your Policy may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy will terminate without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does terminate, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.

Policy Charge and Expense Increase. We have the right to increase certain Policy charges.

Tax Law Risks. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

During the first 15 Policy years, in certain circumstances, a distribution may be subject to tax on an income-out-first tax basis if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Finally, if your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the cash value may be taxed prior to any Policy distribution.

If you pay more than a certain amount of premiums, you may cause your Policy to become a "modified endowment contract." If it does, you will pay income taxes (on an income-out-first basis) on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges set forth in the first three tables may vary by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner. In addition to the following tables, certain charges that we don't currently impose (but which we have the right to impose on your Policy in the future) are described under "Charges and Deductions--Other Charges," further back in this Prospectus.

In certain cases, we have the right to increase our charges for new Policies, as well as for Policies already outstanding. The maximum charges in such cases are shown in the far right-hand columns of each of the first three tables below.

Transaction Fees

This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value among the variable investment options or the Fixed Account.



                             When Charge          Current Amount         Maximum Amount
        Charge               is Deducted             Deducted            We Can Deduct
-------------------------------------------------------------------------------------------
Sales Charge/(1)(3)(4)/ On payment of         Up to 6.5% of           Policy Years 1 to 10,
                        premium               premiums paid (3%       up to 9% of
                                              in Policy Years 11      premiums paid./(6)/
                                              and later) until the
                                              total of payments in    Policy Years 11 and
                                              any Policy year         later, same as
                                              equals the annual       Current Amount for
                                              target premium/(5)/ for those years
                                              that Policy year and
                                              0% on the excess.
-------------------------------------------------------------------------------------------
Charge for average      On payment of         2.25% of each           Same as Current
expected state and      premium               premium payment         Amount
local taxes
attributable to
premiums
-------------------------------------------------------------------------------------------
Charge for expected     On payment of         1.2% of each            Same as Current
federal taxes           premium               premium payment         Amount
attributable to
premiums
-------------------------------------------------------------------------------------------
Administrative          On payment of         Up to 1.05% of each     Same as Current
Charge                  premium               premium payment.        Amount
                                              We reduce the
                                              charge to .05% on
                                              the portion of any
                                              premiums paid in a
                                              Policy year above
                                              the annual target
                                              premium/(2)/.
-------------------------------------------------------------------------------------------
Transfer Fee            On transfer of cash   Not currently           $25 per transfer, and
                        value among           charged                 none for transfers
                        investment divisions                          under Systematic
                        or to or from the                             Investment
                        Fixed Account                                 Strategies
-------------------------------------------------------------------------------------------
Interim Term            On payment of first
Insurance Benefit       premium if rider is   Highest: $11.40 per     Highest: $30.45 per
(applies only if you    elected               $1,000 of term          $1,000 of term
elected rider at                              insurance amount        insurance amount
issue)                                        Lowest: $0.03 per       Lowest: $0.09 per
Highest and Lowest                            $1,000 of term          $1,000 of term
Charge Among All                              insurance amount        insurance amount
Possible Insureds
                                              $0.16 per $1,000 of     $0.40 per $1,000 of
Charge for male,                              term insurance          term insurance
issue age 45,                                 amount                  amount
Guaranteed Issue
underwriting class/(4)/
-------------------------------------------------------------------------------------------
Enhanced Cash           On premium            0.25% of each           Same as Current
Surrender Value         payments made         premium payment         Amount
Rider/(2)/              during the first five made during the first
                        Policy years          five Policy years
-------------------------------------------------------------------------------------------



                            When Charge   Current Amount   Maximum Amount
            Charge          is Deducted      Deducted      We Can Deduct
    ------------------------------------------------------------------------
    Underwriting Charge    On face amount      None      Up to $3 per $1,000
    (applies only if you   increase                      of increase
    request an increase in
    your specified face
    amount)

--------
/1/ For Policies issued with the Refund of Sales Charge Rider, if you request a full cash withdrawal during the first three Policy years (first five Policy years for Policies issued on or after August 1, 2000), we will refund any sales charges deducted within 365 days prior to the date the request is received at our Designated office.

/2/ For Policies issued on or after February 1, 2004 with the Enhanced Cash Surrender Value Rider, if you request a full cash withdrawal during the first ten Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year, as shown in Table A below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Internal Revenue Code. This rider is subject to state approval.

For Policies issued with the Enhanced Cash Surrender Value Rider and issued on or after November 23, 2001 and prior to February 1, 2004 or in connection with employer sponsored plans already in existence on that date, if you request a full cash withdrawal during the first seven Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and
(b) part of the cost of term insurance we have deducted in the current Policy year, as shown in Table B below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Internal Revenue Code.

                                    Table A

                                                         Portion of
                                                        Cost of Term
                                                 Insurance Charges Deducted
                               Portion of          during Policy Year of
       Policy Year of      Cumulative Premium       Full Cash Withdrawal
    Full Cash Withdrawal Charges to be Refunded*       to be Refunded
    -----------------------------------------------------------------------
        1                         100%                       95%
    -----------------------------------------------------------------------
        2                          95%                       85%
    -----------------------------------------------------------------------
        3                          90%                       75%
    -----------------------------------------------------------------------
        4                          85%                       65%
    -----------------------------------------------------------------------
        5                          80%                       55%
    -----------------------------------------------------------------------
        6                          75%                       45%
    -----------------------------------------------------------------------
        7                          70%                       35%
    -----------------------------------------------------------------------
        8                          65%                       25%
    -----------------------------------------------------------------------
        9                          60%                       15%
    -----------------------------------------------------------------------
        10                         55%                        5%
    -----------------------------------------------------------------------
        11 and later              None                      None
    -----------------------------------------------------------------------

                                    Table B

                                                         Portion of
                                                        Cost of Term
                                                 Insurance Charges Deducted
                               Portion of          during Policy Year of
       Policy Year of      Cumulative Premium       Full Cash Withdrawal
    Full Cash Withdrawal Charges to be Refunded*       to be Refunded
    -----------------------------------------------------------------------
        1                         100%                       75%
    -----------------------------------------------------------------------
        2                          90%                       50%
    -----------------------------------------------------------------------
        3                          75%                       25%
    -----------------------------------------------------------------------
        4                          60%                      None
    -----------------------------------------------------------------------
        5                          45%                      None
    -----------------------------------------------------------------------
        6                          30%                      None
    -----------------------------------------------------------------------
        7                          15%                      None
    -----------------------------------------------------------------------
        8 and later               None                      None
    -----------------------------------------------------------------------

   * The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.

/3/ For Policies issued prior to May 1, 1996 or in connection with certain employer sponsored plans effective prior to August 1, 2000, the maximum we can charge is 1% of each premium payment and we currently charge 0%.

/4/ This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.

/5/ See "Charges and Deductions--Annual Target Premium" for a detailed discussion of the determination of the annual target premium.

/6/ There is no sales charge for payments in excess of the annual target premium in any Policy year.

Periodic Charges Other Than Portfolio Operating Expenses

These tables describe other fees and expenses that you will pay periodically during the time that you own the Policy not including the fees and expenses of the Portfolios.

Periodic Charges

                                                                                   Maximum Amount We Can
         Charge             When Charge is Deducted    Current Amount Deducted            Deduct
-----------------------------------------------------------------------------------------------------------
Cost of Term Insurance     On each monthly
for coverage under base    anniversary of the Policy  Highest: $13.93 per        Highest: $30.45 per
policy*                                               $1,000 of term insurance   $1,000 of term insurance
                                                      amount                     amount
Highest and Lowest Charge
Among All Possible                                    Lowest: $0.03 per $1,000   Lowest: $0.09 per $1,000
Insureds                                              of term insurance amount   of term insurance amount

                                                      $0.16 per $1,000 of term   $0.40 per $1,000 of term
Charge for male, issue                                insurance amount           insurance amount
age 45, Guaranteed Issue
underwriting class
-----------------------------------------------------------------------------------------------------------
Cost of Term Insurance     On each monthly
under term benefit *****   anniversary of the Policy  Highest: $10.44 per        Highest: $30.45 per
                                                      $1,000 of term insurance   $1,000 of term insurance
Highest and Lowest Charge                             amount                     amount
Among All Possible
Insureds+                                             Lowest: $0.02 per $1,000   Lowest: $0.09 per $1,000
                                                      of term insurance amount   of term insurance amount

Charge for male, issue                                $0.12 per $1,000 of term   $0.40 per $1,000 of term
age 45, Guaranteed Issue                              insurance amount           insurance amount
underwriting class++
-----------------------------------------------------------------------------------------------------------
Mortality and Expense      On each monthly            Effective annual rate of   Effective annual rate up
Risk Charge                anniversary of the Policy  0.40% of the cash value    to .90%
                                                      in the Separate Account.**

                                                      We intend to reduce this
                                                      charge after Policy year
                                                      9 to 0.20% and after
                                                      Policy year 20 to 0.10%.

-----------------------------------------------------------------------------------------------------------
Loan Interest Spread       Annually (or on loan       Annual rate of 0.25% of    Annual rate of 2% of the
                           termination, if earlier)   the loan amount            loan amount

Periodic Charges Applicable to any Optional Riders That You Choose to Add to Your Policy****

                                When Charge is             Current Amount             Maximum Amount
    Optional Feature               Deducted                   Deducted                 We Can Deduct
-----------------------------------------------------------------------------------------------------------
Disability Waiver of       Monthly
Monthly Deduction Benefit                             Highest: $0.28 per $1,000  Highest: $0.28 per $1,000
*****                                                 of total term insurance    of total term insurance
                                                      amount                     amount
Highest and Lowest Charge
Among All Possible                                    Lowest: $0.01 per $1,000   Lowest: $0.01 per $1,000
Insureds                                              of total term insurance    of total term insurance
                                                      amount                     amount

Charge for male, issue                                $0.03 per $1,000 of total  $0.04 per $1,000 of total
age 45, Guaranteed Issue                              term insurance amount      term insurance amount
underwriting class
-----------------------------------------------------------------------------------------------------------
Accidental Death Benefit   Monthly
*****                                                 Highest: $0.07 per $1,000  Highest: $0.12 per $1,000
                                                      of accidental death        of accidental death
Highest and Lowest Charge                             benefit amount             benefit amount
Among All Possible
Policies                                              Lowest: $0.04 per $1,000   Lowest: $0.07 per $1,000
                                                      of accidental death        of accidental death
                                                      benefit amount             benefit amount
Charge for male, issue
age 45, Guaranteed Issue                              $0.04 per $1,000 of        $0.07 per $1,000 of
underwriting class                                    accidental death benefit   accidental death benefit
                                                      amount                     amount
-----------------------------------------------------------------------------------------------------------

--------
* The cost of term insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. See "Charges and Deductions--Cost of Term Insurance" for a more detailed discussion of factors affecting this charge. You can obtain more information about the cost of insurance or other charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.
** For Policies issued on or after August 1, 2000 and prior to February 1, 2004 or in connection with employer sponsored plans that became effective within that period, the charge is currently at an effective annual rate of 0.48% of the cash value in the Separate Account. For those Policies, we intend to reduce this charge after Policy year 9 to .36% and after Policy year 20 to .30%. For policies issued prior to May 1, 1996 or in connection with employer sponsored plans that became effective prior to August 1, 2000, the charge is currently equivalent to an effective annual rate of 0.60% of the cash value in the Separate Account. For those Policies, we intend to reduce this charge to .30% for all Policy years after the ninth.
*** We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
**** The charges for the optional Interim Term Insurance Rider and the Enhanced Cash Surrender Value Rider have previously been described in the table of Transaction Fees above, since the charges for those riders are deducted from premiums.
***** This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy, based on various assumptions.
+ For Policies issued prior to May 1, 2004, the highest and lowest cost of insurance charges for this term benefit would be:

                  Current Amount             Maximum Amount
                     Deducted                 We Can Deduct
             -----------------------------------------------------
             Highest: $14.34 per        Highest: $30.45 per
             $1,000 of term insurance   $1,000 of term insurance
             amount                     amount

             Lowest: $0.03 per $1,000   Lowest: $0.09 per $1,000
             of term insurance amount   of term insurance amount

++ For Policies issued prior to May 1, 2004, the cost of insurance charges for the term rider for a male, issue age 45, in the guaranteed issue underwriting class would be $.17 per $1,000 of term insurance amount (current amount deducted) and $.40 per $1,000 of term insurance amount (maximum amount we can deduct).

Portfolio Operating Expenses

Each of the Funds pays an investment management fee to its investment manager. Each of the Funds also incurs other direct expenses (see the applicable Fund Prospectus and the Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using. Most of the Funds offer various classes of shares, each of which has a different level of expenses, only one of which is available under a Policy. The available class of each Portfolio is specified in the expense table below and on the front cover pages of the Prospectus.

The first table below shows the lowest and highest fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2003.


                                                Lowest*   Highest*
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
assets, including management fees, distribution
(Rule 12b-1) fees and other expenses)            0.31%     2.19%
------------------------------------------------------------------

--------
*The lowest and highest percentages have been selected after adjustment of the percentage for all Portfolios (on a consistent basis) to reflect any changes in expenses during the 12 months ended December 31, 2003 or expected to occur during the 12 months ended December 31, 2004.

The table below describes the annual operating expenses for each Portfolio for the year ended December 31, 2003 as a percentage of the Portfolio's average daily net assets for the year.


                                            Gross
                    Manage-                 Total    Fee Waivers   Net Total
                     ment    Other   12b-1  Annual   and Expense    Annual
                     Fees   Expenses Fees  Expenses Reimbursements Expenses
   -------------------------------------------------------------------------
   Metropolitan
   Series Fund,
   Inc. (Class A,
   except where
   noted)
   -------------------------------------------------------------------------
   State Street
   Research
   Aggressive
   Growth/(a)/        .73%    .08%     0      .81%        0           .81%
   -------------------------------------------------------------------------
   State Street
   Research
   Diversified/(a)/   .44%    .07%     0      .51%        0           .51%
   -------------------------------------------------------------------------
   State Street
   Research
   Investment
   Trust/(a)/         .49%    .07%     0      .56%        0           .56%
   -------------------------------------------------------------------------
   State Street
   Research Aurora    .85%    .08%     0      .93%        0           .93%
   -------------------------------------------------------------------------
   FI International
   Stock/(a)(k)/      .86%    .23%     0     1.09%        0          1.09%
   -------------------------------------------------------------------------

                                               Gross
                       Manage-                 Total    Fee Waivers   Net Total
                        ment    Other   12b-1  Annual   and Expense    Annual
                        Fees   Expenses Fees  Expenses Reimbursements Expenses
 ------------------------------------------------------------------------------
 Met/Putnam
 Voyager/(b)/            .80%    .27%      0    1.07%       .07%        1.00%
 ------------------------------------------------------------------------------
 Harris Oakmark
 Large Cap
 Value/(a)/              .74%    .09%      0     .83%         0          .83%
 ------------------------------------------------------------------------------
 FI Mid Cap
 Opportunities/(k)/      .69%    .08%      0     .77%         0          .77%
 ------------------------------------------------------------------------------
 Neuberger
 Berman Partners
 Mid Cap Value/(a)/      .69%    .11%      0     .80%         0          .80%
 ------------------------------------------------------------------------------
 Scudder Global
 Equity                  .64%    .20%      0     .84%         0          .84%
 ------------------------------------------------------------------------------
 T. Rowe Price
 Large Cap
 Growth/(a)/             .63%    .16%      0     .79%         0          .79%
 ------------------------------------------------------------------------------
 T. Rowe Price
 Small Cap
 Growth/(k)/             .52%    .11%      0     .63%         0          .63%
 ------------------------------------------------------------------------------
 Lehman Brothers(R)
 Aggregate Bond
 Index                   .25%    .09%      0     .34%         0          .34%
 ------------------------------------------------------------------------------
 MetLife Mid Cap
 Stock Index             .25%    .15%      0     .40%         0          .40%
 ------------------------------------------------------------------------------
 Morgan Stanley
 EAFE(R) Index           .30%    .41%      0     .71%         0          .71%
 ------------------------------------------------------------------------------
 Russell 2000(R)
 Index                   .25%    .22%      0     .47%         0          .47%
 ------------------------------------------------------------------------------
 MetLife Stock
 Index                   .25%    .06%      0     .31%         0          .31%
 ------------------------------------------------------------------------------
 Davis Venture
 Value                   .74%    .05%      0     .79%         0          .79%
 ------------------------------------------------------------------------------
 Loomis Sayles
 Small Cap               .90%    .09%      0     .99%         0          .99%
 ------------------------------------------------------------------------------
 State Street
 Research Large
 Cap Growth/(k)/         .73%    .07%      0     .80%         0          .80%
 ------------------------------------------------------------------------------
 MFS Investors
 Trust/(a)(b)(k)/        .75%    .36%      0    1.11%       .11%        1.00%
 ------------------------------------------------------------------------------
 State Street
 Research Money
 Market                  .35%    .05%      0     .40%         0          .40%
 ------------------------------------------------------------------------------
 MFS Total
 Return--Class B         .50%    .19%    .25%    .94%         0          .94%
 ------------------------------------------------------------------------------
 FI Value Leaders/(k)/   .67%    .07%      0     .74%         0          .74%
 ------------------------------------------------------------------------------
 State Street
 Research Bond
 Income//                .40%    .07%      0     .47%         0          .47%
 ------------------------------------------------------------------------------

                                                   Gross
                           Manage-                 Total    Fee Waivers   Net Total
                            ment    Other   12b-1  Annual   and Expense    Annual
                            Fees   Expenses Fees  Expenses Reimbursements Expenses
-----------------------------------------------------------------------------------

The Janus Aspen
Series
-----------------------------------------------------------------------------------
Janus Aspen
Growth--
Institutional Shares /(l)/   .65%    .02%      0     .67%         0          .67%
-----------------------------------------------------------------------------------
Janus Aspen
Balanced-- Service
Shares /(l)(m)/              .65%    .02%    .25%    .92%         0          .92%
-----------------------------------------------------------------------------------
Janus Aspen Capital
Appreciation--
Service Shares /(l)(m)/      .65%    .03%    .25%    .93%         0          .93%
-----------------------------------------------------------------------------------

The Franklin
Templeton
Variable Insurance
Products Trust
-----------------------------------------------------------------------------------
Templeton Foreign
Securities--
Class 1 /(j)/                .69%    .22%      0     .91%       .04%         .87%
-----------------------------------------------------------------------------------
Templeton Growth
Securities--
Class 2 /(o)(p)/             .81%    .07%    .25%   1.13%         0         1.13%
-----------------------------------------------------------------------------------
Franklin Mutual
Discovery
Securities--
Class 2 /(p)/                .80%    .24%    .25%   1.29%         0         1.29%
-----------------------------------------------------------------------------------

AllianceBernstein
Variable Products
Series Fund, Inc.
-----------------------------------------------------------------------------------
AllianceBernstein
Growth and
Income--Class B /(q)/        .63%    .03%    .25%    .91%       .08%         .83%
-----------------------------------------------------------------------------------
AllianceBernstein
US Government/
High Grade
Securities--
Class B /(q)/                .60%    .18%    .25%   1.03%       .15%         .88%
-----------------------------------------------------------------------------------
AllianceBernstein
Technology--
Class B /(q)/               1.00%    .12%    .25%   1.37%       .25%        1.12%
-----------------------------------------------------------------------------------

Met Investors
(formerly COVA)
Series Trust
-----------------------------------------------------------------------------------
Lord Abbett
Growth and
Income--Class A              .56%    .06%      0     .62%         0          .62%
-----------------------------------------------------------------------------------
Lord Abbett Bond
Debenture/(c)(k)/--
Class A                      .60%    .10%      0     .70%         0          .70%
-----------------------------------------------------------------------------------

                                              Gross
                      Manage-                 Total    Fee Waivers   Net Total
                       ment    Other   12b-1  Annual   and Expense    Annual
                       Fees   Expenses Fees  Expenses Reimbursements Expenses
  ----------------------------------------------------------------------------
  Janus Aggressive
  Growth--
  Class B/(c)/          .78%    .15%    .25%   1.18%       .03%        1.15%
  ----------------------------------------------------------------------------
  Neuberger
  Berman Real
  Estate--
  Class B/(c)/          .70%    .41%    .25%   1.36%       .21%        1.15%
  ----------------------------------------------------------------------------
  Lord Abbett
  Growth
  Opportunities--
  Class B/(c)/          .70%    .44%    .25%   1.39%       .25%        1.14%
  ----------------------------------------------------------------------------
  T. Rowe Price
  Mid-Cap
  Growth--
  Class B/(c)/          .75%    .18%    .25%   1.18%         0         1.18%
  ----------------------------------------------------------------------------
  Lord Abbett
  Mid-Cap Value--
  Class B/(c)/          .70%    .13%    .25%   1.08%         0         1.08%
  ----------------------------------------------------------------------------
  Met/AIM Small
  Cap Growth--
  Class B/(c)/          .90%    .21%    .25%   1.36%       .06%        1.30%
  ----------------------------------------------------------------------------
  Met/AIM Mid
  Cap Core
  Equity--
  Class B/(c)/          .75%    .19%    .25%   1.19%         0         1.19%
  ----------------------------------------------------------------------------
  Third Avenue
  Small Cap
  Value--Class B/(c)/   .75%    .18%    .25%   1.18%         0         1.18%
  ----------------------------------------------------------------------------

  Fidelity
  Variable
  Insurance
  Products Fund
  ----------------------------------------------------------------------------
  Growth--Service
  Class/(g)/            .58%    .09%    .10%    .77%         0          .77%
  ----------------------------------------------------------------------------
  Contrafund (R)
  Service Class/(i)/    .58%    .09%    .10%    .77%         0          .77%
  ----------------------------------------------------------------------------
  Asset Manager
  Growth (R)--
  Service Class/(i)/    .58%    .17%    .10%    .85%         0          .85%
  ----------------------------------------------------------------------------
  Investment
  Grade Bond--
  Service Class/(h)/    .43%    .11%    .10%    .64%         0          .64%
  ----------------------------------------------------------------------------
  Equity-Income--
  Service Class/(i)/    .48%    .09%    .10%    .67%         0          .67%
  ----------------------------------------------------------------------------

  AIM Variable
  Insurance Funds
  ----------------------------------------------------------------------------
  AIM V.I.
  Government
  Securities--
  Series II             .47%    .29%    .25%   1.01%         0         1.01%
  ----------------------------------------------------------------------------
  AIM V.I. Real
  Estate--
  Series I/(r)(s)(t)/   .90%    .92%      0    1.82%       .52%        1.30%
  ----------------------------------------------------------------------------
  INVESCO
  VIF--Core
  Equity--
  Series I/(s)(t)/      .75%    .38%      0    1.13%         0         1.13%
  ----------------------------------------------------------------------------

                                              Gross
                      Manage-                 Total    Fee Waivers   Net Total
                       ment    Other   12b-1  Annual   and Expense    Annual
                       Fees   Expenses Fees  Expenses Reimbursements Expenses
  ----------------------------------------------------------------------------

  American
  Century Variable
  Products Fund
  ----------------------------------------------------------------------------
  International--
  Class II/(u)/        1.23%    .01%    .25%   1.49%         0         1.49%
  ----------------------------------------------------------------------------
  Vista--Class I/(u)/  1.00%      0       0    1.00%         0         1.00%
  ----------------------------------------------------------------------------
  Value--Class
  II/(u)/               .85%      0     .25%   1.10%         0         1.10%
  ----------------------------------------------------------------------------

  Delaware VIP
  Trust
  ----------------------------------------------------------------------------
  Small Cap
  Value--Service
  Shares/(v)/           .75%    .11%    .25%   1.11%       .05%        1.06%
  ----------------------------------------------------------------------------

  Dreyfus
  Investment
  Portfolios
  (Service Shares)
  ----------------------------------------------------------------------------
  MidCap Stock/(w)/     .75%    .06%    .25%   1.06%       .06%        1.00%
  ----------------------------------------------------------------------------
  Emerging
  Leaders               .90%    .26%    .25%   1.41%         0         1.41%
  ----------------------------------------------------------------------------

  Dreyfus Variable
  Investment Fund
  (Service Shares)
  ----------------------------------------------------------------------------
  International
  Value/(x)/           1.00%    .49%    .25%   1.74%       .34%        1.40%
  ----------------------------------------------------------------------------
  Appreciation          .75%    .05%    .25%   1.05%         0         1.05%
  ----------------------------------------------------------------------------

  Goldman Sachs
  Variable
  Insurance Trust
  ----------------------------------------------------------------------------
  Mid Cap Value/(n)/    .80%    .11%      0     .91%         0          .91%
  ----------------------------------------------------------------------------
  CORE Small
  Cap Equity/(y)/       .75%    .50%      0    1.25%       .35%         .90%
  ----------------------------------------------------------------------------

  Massachusetts
  Financial
  Services Variable
  Insurance Trust
  (Service Class)
  ----------------------------------------------------------------------------
  Global
  Equity/(z)(aa)(bb)/  1.00%    .94%    .25%   2.19%       .79%        1.40%
  ----------------------------------------------------------------------------
  High
  Income/(z)(aa)(bb)/   .75%    .15%    .25%   1.15%         0         1.15%
  ----------------------------------------------------------------------------
  Value/(z)(aa)(bb)/    .75%    .43%    .25%   1.43%       .28%        1.15%
  ----------------------------------------------------------------------------
  New Discovery/(z)/    .90%    .14%    .25%   1.29%         0         1.29%
  ----------------------------------------------------------------------------

  Van Kampen Life
  Investment
  Trust
  ----------------------------------------------------------------------------
  Government
  Fund--
  Class II/(cc)/        .50%    .13%    .25%    .88%         0%         .88%
  ----------------------------------------------------------------------------

                                             Gross
                     Manage-                 Total    Fee Waivers   Net Total
                      ment    Other   12b-1  Annual   and Expense    Annual
                      Fees   Expenses Fees  Expenses Reimbursements Expenses
   --------------------------------------------------------------------------

   Wells Fargo
   Variable Trust
   --------------------------------------------------------------------------
   Total Return
   Bond /(dd)/         .45%    .27%    .25%    .97%       .07%         .90%
   --------------------------------------------------------------------------
   Money
   Market /(dd)/       .40%    .24%    .25%    .89%       .14%         .75%
   --------------------------------------------------------------------------
   Asset
   Allocation /(dd)/   .55%    .22%    .25%   1.02%       .02%        1.00%
   --------------------------------------------------------------------------
   Growth /(dd)/       .55%    .33%    .25%   1.13%       .13%        1.00%
   --------------------------------------------------------------------------
   Large Company
   Growth /(dd)/       .55%    .26%    .25%   1.06%       .06%        1.00%
   --------------------------------------------------------------------------
   Equity
   Income /(dd)/       .55%    .26%    .25%   1.06%       .06%        1.00%
   --------------------------------------------------------------------------

--------

(a) The Metropolitan Series Fund directed certain of the Portfolio's trades to brokers who paid a portion of the Portfolio's expenses. Net Total Annual Expenses for the Portfolio does not reflect this reduction in expenses.



(b) The Metropolitan Series Fund and its affiliate MetLife Advisers, LLC have entered into an Expense Agreement under which MetLife Advisers, LLC will waive investment management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of this Portfolio of the Metropolitan Series Fund, so that the Net Total Annual Expenses of this Portfolio will not exceed, at any time prior to April 30, 2005, the percentage shown in the far right column. Under the Expense Agreement, if certain conditions are met, the MFS Investors Trust Portfolio may reimburse Metlife Advisers, LLC for fees it waived and Expenses it paid if, in the future, actual Expenses of the Portfolios are less than the expense limits.



Net Total Annual Expenses for the MFS Investors Trust Portfolio have been restated to reflect certain changes during the year in the arrangements described above.



(c) Met Investors Series Trust and its affiliate Met Investors Advisory LLC have entered into an Expense Limitation Agreement under which Met Investors Advisory LLC has agreed to waive or limit its fees and to assume other expenses so that the Net Total Annual Expenses of this Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of this Portfolio's business) will not exceed, at any time prior to April 30, 2005, the percentages shown in the far right column. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory LLC may, with the approval of the Trust's Board of Trustees, be repaid by the Portfolio to Met Investors Advisory LLC.





Fees waived or expenses reimbursed by the investment managers of certain Portfolios in prior years were repaid in the last fiscal year to the investment managers by these Portfolios with the approval of the Fund's Board of Trustees. These amounts are included in the "Other Expenses" column. The amounts per Portfolio are:



                       Portfolio                      Percentage
                       ---------                      ----------
               T. Rowe Price Mid-Cap Growth Portfolio    .02
               Lord Abbett Mid-Cap Value                 .02
               Met/AIM Mid Cap Core Equity               .04
               Third Avenue Small Cap Value              .03
               Lord Abbett Bond Debenture Portfolio      .03



Neuberger Berman Real Estate Portfolio will begin operation on or about May 1, 2004. The expense information in the fee table is an estimate of the Portfolio's expenses through December 31, 2004.


(d) The Portfolio's actual Other Expenses and Net Total Annual Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.

(e) Certain expenses of the Portfolio were absorbed voluntarily by INVESCO pursuant to commitments between the Portfolio and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors and is not reflected in the table. After absorption, but excluding any expense offset arrangements, the Portfolio's other Expenses and Net Total Annual Expenses were 0.46% and 1.36% respectively.

(f) Effective June 1, 2002, INVESCO is entitled to reimbursement from the Portfolio for fees and expenses absorbed pursuant to a voluntary expense limitation commitment between INVESCO and the Portfolio, if such reimbursements do not cause the Portfolio to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the Board of Directors and are not reflected in the table.


(g) A portion of the brokerage commissions that the Portfolio pays may be reimbursed and used to reduce the Portfolio's expenses. Including this reduction, the total class operating expenses would have been the rate shown in the last column. These offsets may be discontinued at any time.



(h) Through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce the Portfolio's custodian expenses. Including this reduction, the total class operating expenses would have been the rate shown in the last column. These offsets may be discontinued at any time.



(i) A portion of the brokerage commissions that the Portfolio pays may be reimbursed and used to reduce the Portfolio's expenses. In addition, through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce the Portfolio's custodian expenses. Including these reductions, the total class operating expenses would have been the rate shown in the last column. These offsets may be discontinued at any time.



(j) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Portfolio's investment in a Franklin Templeton money fund. This reduction is reflected in the table and is required by the Portfolio's Board of Trustees and an order of the Securities and Exchange Commission.



(k) On December 16, 2003, Fidelity Management & Research Company became the sub-adviser for the Putnam International Stock Portfolio which changed its name to FI International Stock Portfolio. On May 1, 2004, the FI Mid Cap Opportunities Portfolio of the Metropolitan Series Fund was merged into the Janus Mid Cap Portfolio of the Metropolitan Series Fund which changed its name to FI Mid Cap Opportunities Portfolio. On May 1, 2004, the MFS Research Managers Portfolio of the Metropolitan Series Fund was merged into the MFS Investors Trust Portfolio of the Metropolitan Series Fund. On May 1, 2004, State Street Research & Management Company became the sub-adviser for the Alger Equity Growth Portfolio of the Metropolitan Series Fund which changed its name to the State Street Research Large Cap Growth Portfolio. On May 1, 2004, the FI Structured Equity Portfolio of the Metropolitan Series Fund was renamed the FI Value Leaders Portfolio. The assets of the Franklin Small Cap Investment Division of the Separate Account merged into the T. Rowe Price Small Cap Growth Class B Investment Division on May 1, 2004. The Franklin Small Cap Investment Division is no longer available under the Policy. The assets of the AllianceBernstein Premier Growth Investment Division of the Separate Account merged into the Janus Aggressive Growth Investment Division on May 1, 2004. The AllianceBernstein Premier Growth Investment Division is no longer available under the Policy. The assets of the INVESCO VIF--High Yield Investment Division of the Separate Account merged into the Lord Abbett Bond Debenture Investment Division on May 1, 2004. The INVESCO VIF--High Yield Investment Division is no longer available under the Policy.



(l) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003. Expenses are stated both with and without contractual waivers by Janus Capital. All expenses are shown without the effect of any expense offset arrangements.



(m) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.





(n) "Other Expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Portfolio plus all other ordinary expenses not detailed above. The Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) equal on an annualized basis to 0.25% of the average daily net assets of the Portfolio. The Adviser may cease or modify the expense limitation at its discretion at any time. If this occurs, "Other Expenses" and "Gross Total Annual Expenses" may increase without shareholder approval.



(o) The Portfolio administration fee is paid indirectly through the management fee.



(p) While the maximum amount payable under the Portfolio's Class 2 rule 12b-1 plan is 0.35% per year of the Portfolio's Class 2 average annual net assets, the Portfolio's Board of Trustees has set the current rate at 0.25% per year.

(q) Net Total Annual Expenses reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.



(r) The Portfolio's advisor has contractually agreed to waive advisory fees or reimburse expenses of Portfolio I shares to the extent necessary to limit Net Total Annual Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Total Annual Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Portfolio's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Portfolio's board of trustees; (iv) expenses related to a merger or reorganization as approved by the Portfolio's board of trustees; and (v) expenses that the Portfolio has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Portfolio benefits are in the form of credits that the Portfolio receives from banks where the Portfolio benefits are in the form of credits that the Portfolio receives from banks where the Portfolio or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Portfolio. This expense limitation agreement is in effect through December 31, 2004.



(s) The Portfolio has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.



(t) The Portfolio's advisor is entitled to receive reimbursement from the Portfolio for fees and expenses paid for by the Portfolio's advisor pursuant to expense limitation commitments between the Portfolio's advisor and the Portfolio if such reimbursement does not cause the Portfolio to exceed its then-current expense limitations and the reimbursement is made within three years after the Portfolio's advisor incurred the expense.



(u) The Portfolio has a stepped fee schedule. As a result, the Portfolio's management fee generally decreases as Portfolio assets increase.



(v) For the period May 1, 2002 through April 30, 2005, the advisor has contractually agreed to waive its management fee and/or reimburse the Portfolio for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95% of average daily net assets. Under its Management Agreement, the Portfolio pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees of the Portfolio had set the fee at an annual rate of 0.15% of average daily net assets.



(w) The Dreyfus Corporation has agreed, until December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.00%.



(x) The Dreyfus Corporation has undertaken, until December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.40%.



(y) "Other Expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Portfolio plus all other ordinary expenses not detailed above. Additionally, the Adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Effective December 22, 2003, the Adviser has agreed to reduce the "Other Expenses" limitation, as defined above, for the Goldman Sachs CORE Small Cap Equity Portfolio to be 0.11% of the Portfolio's average daily net assets, resulting in total expenses for each such Portfolio at a rate no higher than 0.90%. The Adviser has contractually agreed to maintain these expense limitation reductions through June 30, 2005.



(z) Each Portfolio has an expense offset arrangement that reduces the Portfolio's custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent. Each Portfolio may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Portfolio's expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the Portfolio. Had these fee reductions been taken into account, "Net Total Annual Expenses" would be lower for the New Discovery Portfolio and would equal 1.28%.



(aa) MFS has contractually agreed, subject to reimbursement, to bear the Portfolio's expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually. (Note that the High Income Portfolio' "Other Expenses" are currently at or below 0.15% and the Portfolio is reimbursing MFS.) This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the Portfolio.



(bb) The reimbursement agreement will terminate on the earlier of April 30, 2005 or such date as all expenses previously borne by MFS under the agreement have been paid by the Portfolio.



(cc) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2003, the Adviser voluntarily waived $52,190 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.



(dd) The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown.



The expense information regarding the Portfolios was provided by those Portfolios.


MetLife

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010.

MetLife has the legal obligation to pay all benefits and other amounts to which you are entitled under the terms of your Policy.

The Fixed Account

The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of 4%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.

Any partial amounts we remove from the Fixed Account (such as any portion of your Policy's monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

Separate Account UL

The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

[SIDEBAR: Each Separate Account investment division invests in a corresponding Portfolio of a Fund.]
The Separate Account has subdivisions, called "investment divisions." Each Investment division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate Investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

The Funds

[SIDEBAR: You should carefully review the investment objectives, strategies, and risks of each Portfolio which are described in the prospectus for each Fund you have also received.]

Each of the Funds is a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of the Separate Account invests. You should read each Fund prospectus that you have also received. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. They also contain information on our different separate accounts and those of our affiliates that invest in each Fund and the risks related thereto.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.


Our arrangements with certain of the unaffiliated Fund sponsors provide that they or one of their affiliates will pay us based on a percentage (up to 0.50% on an annual basis) of the net assets of a Portfolio attributable to the Policies. (This is in addition to any amounts we may receive from Rule 12b-1 fees charged to a Portfolio.) Any such additional payments are not charged to you, the Separate Account or the Portfolio.


As of the end of each Valuation Period (see "Valuation period" description below in "Other Policy Provisions--When Your Requests Become Effective"), we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
..  The allocation of net premiums to the Separate Account.
.. Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).

.. Policy loans and loan repayments allocated to the Separate Account. .. Transfers to and among investment divisions.
..  Withdrawals and surrenders taken from the Separate Account.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:

Metropolitan Series Fund, Inc.
                                          Adviser: MetLife
                                          Advisers, LLC


Portfolio                           Sub-Adviser             Investment Objective
-------------------------------------------------------------------------------------
State Street Research       State Street Research &     Maximum capital
Aggressive Growth           Management Company          appreciation.
-------------------------------------------------------------------------------------
State Street Research       State Street Research &     Long-term growth of capital
Investment Trust            Management Company          and income.
-------------------------------------------------------------------------------------
State Street Research       State Street Research &     High total return, consisting
Aurora                      Management Company          principally of capital
                                                        appreciation.
-------------------------------------------------------------------------------------
State Street Research       State Street Research &     High total return while
Diversified                 Management Company          attempting to limit
                                                        investment risk and
                                                        preserve capital.
-------------------------------------------------------------------------------------
FI International Stock      Fidelity Management &       Long-term growth of capital.
                            Research Company
-------------------------------------------------------------------------------------
Met/Putnam Voyager          Putnam Investment           Capital appreciation.
                            Management, LLC
-------------------------------------------------------------------------------------
Harris Oakmark Large Cap    Harris Associates L.P.      Long-term capital
Value                                                   appreciation.
-------------------------------------------------------------------------------------
FI Mid Cap Opportunities    Fidelity Management &       Long-term growth of capital.
                            Research Company
-------------------------------------------------------------------------------------
Neuberger Berman Partners   Neuberger Berman            Capital growth.
Mid Cap Value               Management Inc.
-------------------------------------------------------------------------------------
Scudder Global Equity       Deutsche Investment         Long-term growth of capital.
                            Management Americas Inc.
-------------------------------------------------------------------------------------
T. Rowe Price Large Cap     T. Rowe Price Associates    Long-term growth of capital
Growth                      Inc.                        and, secondarily, dividend
                                                        income.
-------------------------------------------------------------------------------------
T. Rowe Price Small Cap     T. Rowe Price Associates    Long-term capital growth.
Growth                      Inc.
-------------------------------------------------------------------------------------
Lehman Brothers(R)          Metropolitan Life Insurance To equal the performance of
Aggregate Bond Index        Company                     the Lehman Brothers
                                                        Aggregate Bond Index.
-------------------------------------------------------------------------------------
MetLife Stock Index         Metropolitan Life Insurance To equal the performance of
                            Company                     the Standard & Poor's 500
                                                        Composite Stock Price Index.
-------------------------------------------------------------------------------------
Morgan Stanley EAFE(R)      Metropolitan Life Insurance To equal the performance of
Index                       Company                     the MSCI EAFE Index.
-------------------------------------------------------------------------------------
Russell 2000(R) Index       Metropolitan Life Insurance To equal the return of
                            Company                     Russell 2000 Index.
-------------------------------------------------------------------------------------
MetLife Mid Cap Stock       Metropolitan Life Insurance To equal the performance of
Index                       Company                     the Standard & Poor's
                                                        MidCap 400 Composite Stock
                                                        Price Index.
-------------------------------------------------------------------------------------
Davis Venture Value         Davis Selected Advisors,    Growth of capital.
                            L.P.
-------------------------------------------------------------------------------------
State Street Research Large State Street Research &     Long-term growth of capital.
Cap Growth                  Management Company
-------------------------------------------------------------------------------------
Loomis Sayles Small Cap     Loomis, Sayles & Company,   Long-term capital growth
                            L.P.                        from investments in common
                                                        stocks or other equity
                                                        securities.
-------------------------------------------------------------------------------------

Portfolio                         Sub-Adviser             Investment Objective
-----------------------------------------------------------------------------------
MFS Investors Trust        Massachusetts Financial    Long-term growth of capital
                           Services Company           with a secondary objective to
                                                      seek reasonable current
                                                      income.
-----------------------------------------------------------------------------------
State Street Research      State Street Research &    High level of current income
Money Market               Management Company         consistent with preservation
                                                      of capital.
-----------------------------------------------------------------------------------
MFS Total Return           Massachusetts Financial    Favorable total return
                           Services Company           through investment in a
                                                      diversified portfolio.
-----------------------------------------------------------------------------------
FI Value Leaders           Fidelity Management &      Long-term growth of capital.
(formerly FI Structured    Research Company
Equity)
-----------------------------------------------------------------------------------
State Street Research Bond State Street Research &    A competitive total return
Income                     Management Company         primarily from investing in
                                                      fixed-income securities.
-----------------------------------------------------------------------------------

The Janus Aspen Series                                Adviser: Janus Capital
                                                      Management LLC
-----------------------------------------------------------------------------------
Portfolio                         Sub-Adviser             Investment Objective
-----------------------------------------------------------------------------------
Janus Aspen Growth         N/A                        Long-term growth of capital
                                                      in a manner consistent with
                                                      the preservation of capital.
-----------------------------------------------------------------------------------
Janus Aspen Balanced       N/A                        Long-term capital growth,
                                                      consistent with preservation
                                                      of capital and balanced by
                                                      current income.
-----------------------------------------------------------------------------------
Janus Aspen Capital        N/A                        Long-term growth of capital.
Appreciation
-----------------------------------------------------------------------------------

The Franklin Templeton Variable Insurance
Products Trust                                        Adviser: See below
-----------------------------------------------------------------------------------
Portfolio                           Adviser               Investment Objective
-----------------------------------------------------------------------------------
Templeton Foreign          Templeton Investment       Long-term capital growth.
Securities                 Counsel, LLC
-----------------------------------------------------------------------------------
Templeton Growth           Templeton Global Advisors, Long-term capital growth.
Securities                 Limited
-----------------------------------------------------------------------------------
Franklin Mutual Discovery  Franklin Mutual Advisers,  Capital appreciation.
Securities                 LLC
-----------------------------------------------------------------------------------

AllianceBernstein Variable Products Series            Adviser: Alliance Capital
Fund, Inc.                                            Management, L.P.
-----------------------------------------------------------------------------------
Portfolio                         Sub-Adviser             Investment Objective
-----------------------------------------------------------------------------------
AllianceBernstein Growth   N/A                        To seek reasonable current
and Income                                            income and reasonable
                                                      opportunity for appreciation.
-----------------------------------------------------------------------------------
AllianceBernstein US       N/A                        High current income
Government/High Grade                                 consistent with preservation
Securities                                            of capital.
-----------------------------------------------------------------------------------
AllianceBernstein          N/A                        Growth of capital.
Technology
-----------------------------------------------------------------------------------

Met Investors Series Trust                           Adviser: Met Investors
                                                     Advisory, LLC
---------------------------------------------------------------------------------
Portfolio                        Sub-Adviser             Investment Objective
---------------------------------------------------------------------------------
Lord Abbett Growth and    Lord, Abbett & Co.         Long-term growth of capital
Income                                               and income without
                                                     excessive fluctuations in
                                                     market value.
---------------------------------------------------------------------------------
Lord Abbett Bond          Lord, Abbett & Co.         To provide high current
Debenture                                            income and the opportunity
                                                     for capital appreciation to
                                                     produce a high total return.
---------------------------------------------------------------------------------
Janus Aggressive Growth   Janus Capital Management   Long term growth of capital.
                          LLC
---------------------------------------------------------------------------------
Neuberger Berman Real     Neuberger Berman           To provide total return
Estate                    Management Inc.            through investment in real
                                                     estate securities,
                                                     emphasizing both capital
                                                     appreciation and current
                                                     income.
---------------------------------------------------------------------------------
Lord Abbett Growth        Lord, Abbett & Co.         Capital appreciation.
Opportunities
---------------------------------------------------------------------------------
T. Rowe Price Mid-Cap     T. Rowe Price Associates,  Long term growth of capital.
Growth                    Inc.
---------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Lord, Abbett & Co.         Capital appreciation through
                                                     investments, primarily in
                                                     equity securities.
---------------------------------------------------------------------------------
Met/AIM Small Cap Growth  AIM Capital Management,    Long term growth of capital.
                          Inc.
---------------------------------------------------------------------------------
Met/AIM Mid Cap Core      AIM Capital Management,    Long term growth of capital.
Equity                    Inc.
---------------------------------------------------------------------------------
Third Avenue Small Cap    Third Avenue Management    Long term capital
Value                     LLC                        appreciation.
---------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund            Adviser: Fidelity
                                                     Management &
                                                     Research Company
---------------------------------------------------------------------------------
Portfolio                        Sub-Adviser             Investment Objective
---------------------------------------------------------------------------------
Growth                    FMR Co., Inc.              Capital appreciation.
---------------------------------------------------------------------------------
Contrafund(R)             N/A                        Long-term capital
                                                     appreciation.
---------------------------------------------------------------------------------
Asset Manager Growth(R)   N/A                        High total return with
                                                     reduced risk over the long
                                                     term through an asset
                                                     allocation approach.
---------------------------------------------------------------------------------
Investment Grade Bond     Fidelity Investments Money High level of current income
                          Management, Inc.           as is consistent with
                                                     preservation of capital.
---------------------------------------------------------------------------------
Equity-Income             FMR Co., Inc.              Reasonable income.
---------------------------------------------------------------------------------

   AIM Variable Insurance Funds                Adviser: AIM
                                               Advisors, Inc.
   --------------------------------------------------------------------------
   Portfolio                  Sub-Adviser           Investment Objective
   --------------------------------------------------------------------------
   AIM V.I. Government   N/A                   To achieve a high level of
   Securities                                  current income consistent
                                               with reasonable concern for
                                               safety of principal.
   --------------------------------------------------------------------------
   AIM V.I. Real Estate  N/A                   High total return.
   --------------------------------------------------------------------------
   INVESCO VIF--Core     Invesco Institutional To provide a high total
   Equity                                      return through both growth
                                               and current income.
   --------------------------------------------------------------------------

   American Century Variable Products Fund     Adviser: American
                                               Century Investment
                                               Management, Inc.
   --------------------------------------------------------------------------
   Portfolio                  Sub-Adviser           Investment Objective
   --------------------------------------------------------------------------
   International         N/A                   Capital growth.
   --------------------------------------------------------------------------
   Vista                 N/A                   Long term capital growth.
   --------------------------------------------------------------------------
   Value                 N/A                   Long term capital growth.
   --------------------------------------------------------------------------

   Delaware VIP Trust                          Adviser: Delaware
                                               Management Company
   --------------------------------------------------------------------------
   Portfolio                  Sub-Adviser           Investment Objective
   --------------------------------------------------------------------------
   Small Cap Value       N/A                   Capital appreciation.
   --------------------------------------------------------------------------

   Dreyfus Investment Portfolios               Adviser: The Dreyfus
                                               Corporation
   --------------------------------------------------------------------------
   Portfolio                  Sub-Adviser           Investment Objective
   --------------------------------------------------------------------------
   MidCap Stock          N/A                   Exceed the total return
                                               performance of the S&P 400(R)
                                               by investing in stocks of
                                               medium-size companies.
   --------------------------------------------------------------------------
   Emerging Leaders      N/A                   Capital growth by investing
                                               in small companies.
   --------------------------------------------------------------------------

   Dreyfus Variable Investment Fund            Adviser: The Dreyfus
                                               Corporation
   --------------------------------------------------------------------------
   Portfolio                  Sub-Adviser           Investment Objective
   --------------------------------------------------------------------------
   International Value   N/A                   Long-term capital growth by
                                               investing in foreign stocks of
                                               value companies.
   --------------------------------------------------------------------------
   Appreciation          Fayez Sarofim & Co.   Long term capital growth
                                               consistent with the
                                               preservation of capital.
   --------------------------------------------------------------------------

   Goldman Sachs Variable Insurance Trust      Adviser: Goldman
                                               Sachs Asset
                                               Management, L.P.
   --------------------------------------------------------------------------
   Portfolio                  Sub-Adviser           Investment Objective
   --------------------------------------------------------------------------
   Mid Cap Value         N/A                   Long term capital
                                               appreciation.
   --------------------------------------------------------------------------
   CORE Small Cap Equity N/A                   Long term growth of capital.
   --------------------------------------------------------------------------

   Massachusetts Financial Services Variable     Adviser: Massachusetts
   Insurance Trust                               Financial Services
                                                 Company
   --------------------------------------------------------------------------
   Portfolio                  Sub-Adviser            Investment Objective
   --------------------------------------------------------------------------
   Global Equity        N/A                      Capital appreciation.
   --------------------------------------------------------------------------
   High Income          N/A                      To provide high current
                                                 income.
   --------------------------------------------------------------------------
   Value                N/A                      Capital appreciation and
                                                 reasonable income.
   --------------------------------------------------------------------------
   New Discovery        N/A                      Capital appreciation.
   --------------------------------------------------------------------------

   Van Kampen Life Investment Trust              Adviser: Van Kampen
                                                 Asset Management
   --------------------------------------------------------------------------
   Portfolio                  Sub-Adviser            Investment Objective
   --------------------------------------------------------------------------
   Government           N/A                      To provide investors with
                                                 high current return
                                                 consistent with preservation
                                                 of capital.
   --------------------------------------------------------------------------

   Wells Fargo Variable Trust                    Adviser: Wells Fargo
   --------------------------------------------------------------------------
   Portfolio                  Sub-Adviser            Investment Objective
   --------------------------------------------------------------------------
   Total Return         Wells Capital Management Total return consisting of
                                                 income and capital
                                                 appreciation.
   --------------------------------------------------------------------------
   Money Market         Wells Capital Management High current income, while
                                                 preserving capital and
                                                 liquidity.
   --------------------------------------------------------------------------
   Asset Allocation     Wells Capital Management Long term total return,
                                                 consistent with reasonable
                                                 risk.
   --------------------------------------------------------------------------
   Growth               Wells Capital Management Long term capital
                                                 appreciation.
   --------------------------------------------------------------------------
   Large Company Growth Peregrine Capital        Long term capital
                                                 appreciation by investing
                                                 primarily in large, domestic
                                                 companies that have
                                                 superior growth potential.
   --------------------------------------------------------------------------
   Equity Income        Wells Capital Management Long term capital
                                                 appreciation and above-
                                                 average dividend income.
   --------------------------------------------------------------------------


The Portfolio Share Classes that We Offer

The Funds offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Fund prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy. The classes of shares that are available under the Policy are indicated in the expense table on pages 12 to 17 and on the front cover pages of the Prospectus.

Voting Rights

[SIDEBAR: You can give us voting instructions on shares of each Portfolio of a
                   Fund that are attributed to your Policy.]

The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

Issuing a Policy

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our insurance underwriting rules.

There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible insureds within the eligible group for whom a Policy could be purchased and the percentage of those insureds for whom a Policy is actually purchased. The three types of underwriting are:

Guaranteed Issue--requires the least evidence of insurability and rating classification
Simplified Underwriting--requires more evidence of insurability and rating classification
Full Underwriting--requires the most evidence of insurability and rating classification

An insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same insured under Full Underwriting.

[SIDEBAR: We will issue a Policy to you as owner. You will have all the rights under the Policy including the ability to name a new owner or contingent owner.] Generally, we will issue a Policy only for insureds that are age 70 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved and premiums are accepted. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). To preserve a younger age for the insured, we may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application. You may request that your Date of Policy be the same date the planned periodic premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts. However, the earlier Date of Policy gives you the potential advantage of having the premium applied to the Separate or Fixed Account on an earlier date if a payment is received.

Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the insured's health on the date of such approval must be the same as stated in the application and, in most states, we can require that the insured not have sought medical advice or treatment between the date of the application and the date of approval.

    [SIDEBAR: You can make voluntary planned periodic premium payments and unscheduled premium payments.]
Payment and Allocation of Premiums


The payment of a given premium won't necessarily guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value.


Paying Premiums

You can make premium payments, subject to certain limitations discussed below, through the:

Voluntary Planned Periodic Premium Schedule: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic premium, you do not have to pay premiums in accordance with your voluntary planned period premium schedule.

Unscheduled Premium Payment Option: You also can make other premium payments at any time.

Maximum and Minimum Premium Payments

..  The first premium may not be less than the planned premium.
..  After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis.
..  Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days' notice to you.
.. You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status. ("See Tax Matters--Modified Endowment Contracts.")
.. We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $500,000.
.. We may require evidence of insurability for premium payments that cause the minimum death benefit to exceed the death benefit then in effect under the death benefit option chosen.

Allocating Net Premiums

 [SIDEBAR: Net premiums are your premiums minus the charges deducted from your premiums.]
Your allocations of net premiums to the Fixed Account are effective as of the Investment Start Date. See "Investment Start Date" description below in "Other Policy Provisions--When Your Requests Become Effective." Your allocations of net premiums to the investment divisions of the Separate Account are effective as of the end of the free look period. During the free look period, we allocate the net premium payments you allocated to the investment divisions to the State Street Research Money Market investment division. At the end of the free look period, we will allocate your cash value in that investment division among all the Separate Account investment divisions according to your net premium allocation instructions.

You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be in whole numbers. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at our Designated Office or in any other manner that we permit. If you have cash value of at least $60,000,000 in the Fixed Account for all Policies you own, we will have to give prior approval to any allocation of net premium or transfer of cash value to the Fixed Account.

Insurance Proceeds

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death.

The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the insured's lifetime. If no selection is made, we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:
..  The death benefit under the death benefit option or minimum death benefit that is in effect on the date of death; plus
..  Any additional insurance proceeds provided by rider; minus
.. Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

Death Benefit Options
[SIDEBAR: The Policy generally offers a choice of three death benefit options.]

You can choose among three options. You select which option you want in the Policy application. The three options are:
..  Option A: The death benefit is a level amount and equals the specified face amount of the Policy.
.. Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.

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

.. Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy premiums paid exceed withdrawals made.

There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the cash value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.

[SIDEBAR: You can generally change your death benefit option.]
You can change your death benefit option after the first Policy year, provided that:
..  Your cash surrender value after the change would be enough to pay at least two monthly deductions.
..  The specified face amount continues to be no less than the minimum we allow after a decrease.
..  The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.
.. You provide evidence satisfactory to us of the insured's insurability, as we may require.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.

Before you change your death benefit option you should consider the following:
.. If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.
.. If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; and that the maximum premium amounts that you can pay would change.

Minimum Death Benefit

In no event will the Policy death benefit (plus the proceeds under any term rider on the insured's life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws as in effect on the date your Policy is issued. We determine this minimum by applying either the:

I. Cash Value Accumulation Test or

II. Guideline Premium/Cash Value Corridor Test.

You choose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issue your Policy, and the election cannot later be changed. Under the Cash Value Accumulation Test, your death benefit is never less than the amount of your Policy's cash value at the insured's date of death, multiplied by a factor set forth in your Policy. This factor varies depending upon the insured's age at the date of death, and it declines as the insured grows older.

Under the Guideline Premium/Cash Value Corridor Test, there is a very similar minimum death benefit based on your Policy's cash value at the date of death. However, the factors set forth in your Policy are higher for the Guideline Premium/Cash Value Corridor Test (which results in a higher minimum death benefit, assuming the same cash value). Also, there are firm limits on the amount of premiums you can pay for the amount of coverage you have in force under the Guideline Premium/Cash Value Corridor Test, while the tax law imposes no such firm limits under the Cash Value Accumulation Test.

Before choosing between these two Tests you should consider the following:
.. The Cash Value Accumulation Test may allow you to pay a greater amount in premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. This is the case because the Policy will qualify as life insurance even though the Policy owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Accumulation Test. However, the death benefit under the Cash Value Accumulation Test (and thus the monthly cost of term insurance) could be higher. You should ask for an illustration comparing results under both tests. We reserve the right to return any premium to the extent it would cause the death benefit to increase above certain limits.
.. Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.
.. Any advantage of the Cash Value Accumulation Test may be eliminated if the Policy owner does not intend to exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of premiums which may be paid under a policy during the 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loan and other distributions may be subject to adverse federal income tax consequences.
   (See "Federal Tax Matters--Modified Endowment Contracts" below.)

Specified Face Amount

Choosing Your Initial Specified Face Amount

The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. If the term insurance rider is purchased, the specified face amount and term rider amount are combined to determine the Minimum Initial Specified Face Amount. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our term insurance benefit.



The term insurance benefit provides coverage on the insured to age 95. You may purchase this rider, if available, only at the time of Policy issue. By electing to take part of your coverage under the term insurance rider, you can reduce the amount of sales charges and current cost of insurance charges that you otherwise would pay. For details, see "Optional Rider Benefits--Term Benefit."

[SIDEMARK: You can generally increase or decrease your Policy's specified face amount.]
Changing Your Specified Face Amount
Generally, you may change your specified face amount at any time after the first Policy year subject to certain criteria specified below. Any change will be effective on: the monthly anniversary on or next following the (a) Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

No reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. These minimums also apply to decreases that result from partial withdrawals or changes in death benefit options. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount. You may increase the specified face amount only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.

Before you change your specified face amount you should consider the following:
.. The term insurance portion of your death benefit will change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.
.. Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Policy years, could then be taxed on an income first basis.
.. The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease. (See "Tax Matters--Modified
   Endowment Contracts.")
.. In some circumstances, the Policy could become a modified endowment contract. .. For Policies issued on or after May 1, 1996 in connection with other than certain employer sponsored plans that became effective prior to August 1, 2000, the sales charge and the administration charge may change. This is because an increase or decrease in the specified face amount will result in an increase or decrease in the annual target premium on which these charges are based.

Income Plans

[SIDEBAR: Generally you can receive the Policy's insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum.]

The insurance proceeds can be paid under a variety of income plans that are available under the Policy.

Generally, we currently make the following income plans available:
..  Interest income
..  Installment Income for a Stated Period
..  Installment Income of a Stated Amount
..  Single Life Income--Guaranteed Payment Period
..  Single Life Income--Guaranteed Return
..  Joint and Survivor Life Income

Before you choose an income plan you should consider:
.. The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

.. That your Policy will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.
.. That the rates of return we credit under these plans are not based on the investment performance of any of the Portfolios.

Cash Value, Transfers and Withdrawals

Cash Value

[SIDEBAR: Your Policy is designed to accumulate cash value.]

Your Policy's cash value equals:
..  The Fixed Account cash value, plus
..  The Policy Loan Account cash value, plus
..  The Separate Account cash value.

Your Policy's cash surrender value equals your cash value minus any outstanding Policy loans (plus any accrued and unpaid loan interest).

On your Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of any monthly deductions allocated to the Policy's cash value in that investment division.

Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
..  The cash value in the investment division at the beginning of the Valuation
   Period; plus
..  All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
..  All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
..  The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
.. The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period.

Cash Value Transfers

[SIDEBAR: You can transfer your cash value among the investment divisions and the Fixed Account at any time beginning after the end of the free look period.]

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. This limit does not apply to a full surrender, any loans taken, or any transfers under a systematic investment strategy. We may also limit the number of investment options to which you may transfer cash value, and, under certain conditions, we may have to approve transfers to the Fixed Account. (See "Payment and Allocation of Premiums--Allocating Net Premiums.")

We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular subaccounts made by Policy owners within given periods of time and/or investigating transfer activity identified by our Administrative Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and subaccounts and may be more restrictive with regard to certain contracts or subaccounts than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners or Fund shareholders. In addition, we cannot guarantee that the Portfolios will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Portfolios.



Our policies and procedures may result in restrictions being applied to Policy owner(s). These restrictions may include:



.. requiring you to send us by U.S. mail a signed, written request to make transfers;


..  limiting the number of transfers you may make each Policy Year;


..  limiting the dollar amount that may be transferred at any one time;


..  charging a transfer or collecting a Fund redemption fee;


.. denying a transfer request from an authorized third party acting on behalf of multiple Policy owners; and


.. imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy owners (including, but not limited to, imposing a minimum time period between transfers).



If restrictions are imposed on a Policy owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund Prospectuses for more details.

Systematic Investment Strategies: You can choose one of four currently available strategies described below. You can also change or cancel your choice at any time.
.. Equity Generator/ SM/. Allows you to transfer the interest earned on amounts in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.
..  Equalizer/ SM/.  Allows you to periodically equalize amounts in your Fixed
   Account and either the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Policy anniversary.
.. Rebalancer/ SM/. Allows you to periodically redistribute amounts in the Fixed Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution at the beginning of each quarter.
..  Allocator/ SM/.  Allows you to systematically transfer money from the State
   Street Research Money Market investment division to the Fixed Account and/or any investment division(s). You must have enough cash value in the State Street Research Money Market investment division to enable the election to be in effect for three months. The election can be to transfer each month:
..  A specific amount, until the cash value in the State Street Research Money
   Market investment division is exhausted.
..  A specific amount for a specific number of months.
.. Amounts in equal installments until the total amount you have requested has been transferred.

Transfers By Telephone: We may, if permitted by state law, decide in the future to allow you to make transfer requests, changes to Systematic Investment Strategies and changes to allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests.
The following procedures would apply:
.. We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.
.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.
..  All telephone calls will be recorded.
..  You will receive a written confirmation of any transaction.
.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

Surrender and Withdrawal Privileges
[SIDEBAR: You can surrender your Policy for its cash surrender value.]

We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:

.. the withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions;


..  the withdrawal is at least $250;


.. the withdrawal would not result in total premiums paid exceeding any then current maximum premium limitation determined by Internal Revenue Code rules; and


.. the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under "Insurance Proceeds--Specified Amount--Changing Your Specified Face Amount," above.


If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the investment divisions in the same proportion that the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.

As regards payment of amounts attributable to a check, we can wait for a reasonable time (15 days or less) to let the check clear.

Before surrendering your Policy or requesting a partial withdrawal, you should consider the following:
.. At least some amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See "Tax Matters--Modified Endowment Contracts.")
..  Your Policy could become a modified endowment contract.
..  For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal.
..  For partial withdrawals, your specified face amount may also decrease. For
   Option A Policies, your specified face amount will decrease by the amount of the withdrawal. For Option B Policies, a withdrawal will not decrease the specified face amount. For Option C Policies, your specified face amount will decrease by the amount, if any, by which cumulative withdrawals exceed cumulative premiums paid.

In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

Benefit at Final Date

The Final Date is the Policy anniversary on which the insured is Age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the insured is living on the Final Date, we will pay you the cash surrender value of the Policy. You can receive the cash surrender value in a single sum, in an account that earns interest, or under an available income plan.

Loan Privileges

[SIDEBAR: You can borrow from us and use your Policy as security for the loan.] The amount of each loan must be:
..  At least $250.
..  No more than the greater of the cash surrender value less two monthly deductions and 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Policy) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:
.. Remove an amount equal to the loan from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.
.. Transfer such cash value to the Policy loan account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Policy Loan Account will be 4% per year. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
.. Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. The interest rate charged for a Policy year will never be more than the maximum allowed by law and will generally be the greater of:
..  The published monthly average for the calendar month ending two months before the start of such year; and
.. The guaranteed rate used to credit interest to the cash value allocated to the Fixed Account for the Policy, plus no more than 1%.

The published monthly average means (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor service; or (b) If the Moody's average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which your Policy is delivered.

Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the Fixed Account and the investment divisions by the same method as other loans.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to $25. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated, except that amounts borrowed from the Fixed Account will be repaid to the Fixed Account first.

Before taking a Policy loan you should consider the following:
.. Interest payments on loans are generally not deductible for tax purposes. .. Under certain situations, Policy loans could be considered taxable distributions.
.. Amounts held in your Policy loan account do not participate in the investment experience of the investment divisions or receive the interest rate credited to the

 Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow.
..  If you surrender your Policy or if we terminate your Policy, or at the Final
   Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. (See "Federal Tax Matters--Loans" below.)
.. A Policy loan increases the chances of our terminating your Policy due to insufficient cash value. We will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.
.. Your Policy's death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).

Optional Rider Benefits

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction. Generally, we currently make the following benefits available by rider:

             .  Disability Waiver of    .  Interim Term Insurance
                Monthly Deduction          Benefit
                Benefit/(1)/
             -----------------------------------------------------
             .  Accidental Death        .  Term Insurance
                Benefit/(5)/               Benefit/(3)/
             -----------------------------------------------------
             .  Accelerated Death       .  Enhanced Cash
                Benefit/(2)/               Surrender Value
                                           Rider/(4)/
             -----------------------------------------------------
--------
/1/ An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.

/2/ Payment under this rider may affect eligibility for benefits under state or federal law. This rider is currently not available in New Jersey or Massachusetts.

/3/ This rider is discussed in more detail under "Term Benefit" below.

/4/ This rider may be attached at issue if you request it, but not thereafter.

/5/ This rider is not available on the portion of the coverage provided under the Term Benefit.

Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want. These riders may not be available in all states.

You should also consider:
..  That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.
.. That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.
.. The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.

Term Benefit

You have the flexibility to include, at Policy issue, a rider that provides a term benefit ("Term Rider"). Such a rider was generally not available with Policies issued prior to May 1, 1996 or in connection with certain employer sponsored plans that became effective prior to that date. The availability of the Term Rider is also subject to governmental approval in your state.

The Term Rider is a rider to the Policy that, like the base Policy, provides coverage on the insured to age 95. You may purchase this rider, if available, only at Policy issue. Nevertheless, if you purchase the Term Rider, the amount of coverage under the rider will automatically increase and decrease with any changes to your specified face amount under the Policy, so that the ratio between the Policy's specified face amount and the amount of Term Rider coverage will always remain the same as you originally selected.

In almost all respects, coverage taken under the Term Rider has exactly the same effect as coverage taken as specified face amount under the Policy. An important difference, however, is that the sales charge depends on the amount of the coverage provided under the base policy. The amount of Term Rider will not impact the sales charge. Thus, in comparing two Policies with identical total insurance amounts, the one with the greater portion provided by the Term Rider will have a lower sales charge. Conversely, the Policy with the higher amount provided under the base policy will have a higher sales charge.

Additionally, the cost of term insurance rates currently applicable to coverage provided under the Term Rider are lower than those currently charged for coverage under the base policy. Therefore, the larger the portion of coverage provided under the Term Rider, the lower the overall cost of term insurance. Again comparing two Policies with identical total insurance amounts, the cost of term insurance will be lower under the Policy with the higher portion of coverage provided under the Term Rider.

To summarize, the lower sales charge and lower anticipated current cost of term insurance rates resulting from a greater portion of total coverage provided by the Term Rider will result in better overall performance under the Policy. You may elect to have up to 95% of your total coverage provided by the Term Rider. We are able to make these favorable terms available under the Term Rider largely because our costs of selling it (principally the commissions we pay) are lower than under the base policy. See "Sales of Policies".

A disadvantage of the Term Rider is that the Accidental Death Benefit rider is not available in relation to the coverage under the Term Rider.

If your Policy was issued prior to May 1, 2004, or if the plan became effective prior to that date, any Term Rider you have differs from the above description in that your cost of insurance charges for the Term Rider are higher (rather than lower) than under the base Policy.

Charges and Deductions

Important Information Applicable to all Policy Charges and Deductions
 [SIDEBAR: Carefully review the Fee Tables in this Prospectus which set forth the charges that you pay under your Policy.]

The charges discussed in the paragraphs that follow are all included in the Fee Tables on pages 6 to 14 of this Prospectus. You should refer to these Fee Tables for information about the rates and amounts of such charges, as well as other information that is not covered below.

The Policy charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. The following sets forth additional information about Policy charges.

Charges Deducted from Premiums

Annual Target Premium: We use the concept of annual target premium to determine certain limits on sales and administrative charges (discussed immediately below). We define the annual target premium to be:

   For Policies issued prior to May 1, 1996 or issued in connection with certain employer sponsored plans that became effective prior to August 1, 2000, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the issue age of the insured and the initial specified face amount. (See "Federal Tax Matters--Modified Endowment Contracts".)

   For all other Policies, 100% of the estimated annual amount that satisfied the 7-Pay test based on the issue age of the insured, the specified face amount of insurance of the base Policy only (excluding the Term Rider) and standard underwriting class. For such Policies, the annual target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount of the Policy. This could, in turn, increase or decrease sales and administrative charges.

Sales Charge: We deduct this charge primarily to help pay the cost of compensating sales representatives and other direct and indirect expenses of distributing the Policies. The charge is assessed directly against each premium. For premiums received in Policy years 1 through 10, the current rate is up to 6.5% of the premium paid until the total payments in each such year equals the annual target premium, and for Policy years 11 and later the rate we charge is up to 3% of each premium until the total payments in the year equals the annual target premium. No sales charge is or will be assessed against any premiums paid in any Policy year in excess of a total equal to the annual target premium. The maximum rate we can charge for premiums received up to a total equal to the annual target premium during Policy years 1 through 10 is 9%, and the maximum for Policy years 11 and later is the same as currently charged in those years.

Administrative Charge: We incur expenses in the administration of the Policy, including our underwriting and start-up expenses. We deduct up to

1.05% of each premium payment primarily to cover this expense up to a total of payments in any Policy year equal to the annual target premium, and .05% on any excess payments in any Policy year exceeding that total amount. Our charge will never exceed this rate.

Charge for Average Expected State and Local Taxes Attributable To Premiums: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge of 2.25% approximates the average tax rate we expect to pay on premiums we receive from all states.

Charge for Expected Federal Taxes Attributable to Premiums: Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 1.2% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay in respect of your premiums.

Charge for Interim Term Insurance Benefit: This charge is deducted only from your initial premium payment, and only if you elect the interim term insurance benefit. The interim term insurance benefit provides temporary initial life insurance coverage on the insured prior to the time that coverage under the Policy takes effect. This coverage is provided by adding a "rider" and is subject to several conditions and limitations. The charge for this benefit is described in the rider form. This charge is primarily to compensate us for the risk that the insured will die while coverage under this rider is in force.

Loan Interest Spread: We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The charge is guaranteed to never exceed 2%.

Charges Included in the Monthly Deduction

We allocate the monthly deduction (except for the monthly mortality and expense risk charge) among the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions. We deduct the monthly deductions as of each monthly anniversary, commencing with the Date of Policy.

..  Cost of Term Insurance.  This charge varies monthly based on many factors.
   Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount. This is the amount that we are at risk if the insured dies.

  The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit option you choose (generally, the term insurance amount will be higher for Options B and C).

  The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law and applicable under your Policy), age, underwriting class and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.

  Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher (and may be divided by smoking status). The insured's rate class will affect your cost of term insurance.

  You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.

.. Mortality and Expense Risk Charge. We make this monthly charge primarily to compensate us for mortality risks that insureds may live for a shorter period than we expect; and expense risks that our issuing and administrative expenses may be higher than we expect. This monthly charge is allocated proportionately to the cash value in each investment division of the Separate Account. The maximum rate we may charge is equivalent to an effective annual rate of .90% of the cash value in the Separate Account.

Charges for Certain Optional Rider Benefits: The charges for most of the optional benefits that you can add by rider to your Policy will be deducted as part of the monthly deduction. This includes the following riders:
..  Disability Waiver of Monthly Deduction Benefit
..  Accidental Death Benefit
..  Accelerated Death Benefit
..  Term Benefit

The purpose of the charge for each rider is primarily to compensate us for our direct and indirect costs and risks in providing that rider. The charge we deduct for any such additional benefits you can add by rider is described in the rider form.

Variations In Charges We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. We consider a variety of factors in determining charges, including but not limited to:
..  The nature of the group and its organizational framework
..  The method by which sales will be made to the individuals associated with the group
..  The facility by which premiums will be paid
..  The group's capabilities with respect to administrative tasks
..  Our anticipated persistency of the Policies
..  The size of the group and the number or years it has been in existence
.. The aggregate amount of premiums we expect to be paid on the Policies owned by the group or by individuals associated with the group

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner.

Portfolio Company Charges

Each of the Portfolios pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. See the fuller description contained in the Fee Table section of this Prospectus (also see the Fund Prospectus and Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using.

Other Charges

Additional Taxes. In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

Cash Value Transfers. We do not currently charge for any transfer amounts. Except for transfers under Systematic Investment Strategies, we reserve the right to assess up to a $25 charge in the future against all transfers. Currently, transfers are not taxable transactions.

Policy Termination and Reinstatement

Termination:  We will terminate your Policy without any cash surrender value if:
.. The cash surrender value is less than the monthly deduction; and .. We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.

Reinstatement: Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period required by state law) after the end of the grace period and before the Final Date. You also must provide us:
..  A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
..  Evidence of insurability that we find satisfactory.
..  An additional premium amount that the Policy prescribes for this purpose.

Federal Tax Matters

[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy.]

The following is a brief summary of some tax rules that may apply to your Policy. Such discussion does not purport to be complete or to cover every situation. You must consult with and rely on the advice of your own tax or ERISA counsel where the Policy is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the

Policy. Under current federal income tax law, the taxable portion of distributions from variable annuities or variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


Insurance Proceeds
.. Insurance proceeds are generally excludable from your beneficiary's gross income.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
.. Whether or not any federal estate tax is due is based on a number of factors including the estate size.

Cash Value (If Your Policy Is Not a Modified Endowment Contract)

.. You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Policy years, when a distribution may be subject to tax on an income-out-first basis if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Finally, if your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the cash value may be taxed prior to any Policy distribution.


Loans
.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.
.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
..  If your Policy terminates (upon surrender, cancellation, lapse, the Final
   Date or, in most cases, exchanges) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining Policy cash value may be insufficient to pay the income tax on your gains.

Modified Endowment Contracts
These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceed tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

If your Policy is considered a modified endowment contract the following applies:
..  The death benefit will still generally be income tax free to your beneficiary, as discussed above.
..  Amounts withdrawn or distributed before the insured's death, including
   (without limitation) loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in your Policy). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 591/2 except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments made over life expectancy.

Diversification
In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

Changes to Tax Rules and Interpretations
Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
..  Possible taxation of cash value transfers between investment funds.
..  Possible taxation as if you were the owner of your allocable portion of the
   Separate Account's assets.
..  Possible limits on the number of investment funds available or the frequency of transfers among them.
..  Possible changes in the tax treatment of Policy benefits and rights.


To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions.


Rights We Reserve

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
.. Operating the Separate Account in any other form that is permitted by applicable law.

..  Changes to obtain or continue exemptions from the 1940 Act.
.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.
..  Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.
..  Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.
.. Making any necessary technical changes to the Policy to conform it to the changes we have made.

Some such changes might require us to obtain regulatory or Policy owner approval. Whether regulatory or Policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

[SIDEBAR: Carefully review your Policy, which contains a full discussion of all its provisions.]

Other Policy Provisions

Free Look Period
You can return the Policy during this period. The period ends on the later of:
..  10 days after you receive the Policy (unless state law requires a longer period); and
..  the date we receive a receipt signed by you.

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.

Suicide
If the insured commits suicide within the first two Policy years (or any other period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

Assignment and Change in Ownership
You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

Reports
Generally, you will promptly receive statements confirming your significant transactions such as:
..  Change in specified face amount.
..  Change in death benefit option.
..  Transfers among investment divisions (including those through Systematic
   Investment Strategies, which are confirmed quarterly).

..  Partial withdrawals.
..  Loan amounts you request.
..  Loan repayments and premium payments.

If your premium payments are made through a systematic payment method, we will not send you any confirmation in addition to the one you receive from your employer.

We will also send you an annual statement within 30 days after a Policy year. That statement will summarize the year's transactions and include information on:
..  Deductions and charges.
..  Status of the death benefit.
..  Cash and cash surrender values.
..  Amounts in the investment divisions and Fixed Account.
..  Status of Policy loans.
..  Automatic loans to pay interest.
..  Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.

When Your Requests Become Effective
Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

Valuation Date is:
..  Each day on which the New York Stock Exchange is open for trading.
.. Other days, if we think that there has been a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected.

The end of the free look period is the effective time of the premium allocation instructions you make in your Policy application (and any changes in allocation or transfer requests you make on or before the end of the free look period). Your Investment Start Date is the date the first net premium is applied to the Fixed Account and/or the Separate Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.

The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

Third Party Requests
Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

Exchange Privilege
If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. No charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.

Sales of Policies

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy. This offering is continuous. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.

We sell the Policies through licensed life insurance sales representatives:
..  Registered through us.
..  Registered through other broker-dealers, including a wholly owned subsidiary.

We may pay commissions to representatives (or the broker-dealers through which they are registered) for the sale of our products. The amount of commissions we pay may vary between different brokers and is based on a detailed formula. The formula generally provides for commissions equal to a certain percentage of premiums that you pay in a given Policy year up to your Policy's annual target premium and a lower percentage on amounts you pay in excess of that amount. In later Policy years, the commissions are lower and may be the same for all premiums, regardless of your Policy's annual target premium. We also may pay an additional amount based on the cash value of your Policy. The commissions that we pay in any year generally will not exceed $47.88 per $1,000 current specified face amount. See "Additional Information About Commissions" in the Statement of Additional Information.


Our licensed representatives are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs we offer, such as attendance at conferences, trips, prizes, and awards. In addition, our licensed sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


We may require all or part of the commission to be returned to us by the MetLife representative or other broker-dealer if you do not continue the Policy for at least five years. The commissions do not result in a charge against the Policy in addition to the charges already described elsewhere in this Prospectus.

Experts


The financial statements included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is 201 E. Kennedy Boulevard, Tampa, Florida 33602.


Financial Statements

The financial statements of the Separate Account are attached to this Prospectus. You can find the financial statements of MetLife in the Statement of Additional Information referred to on the back cover of this Prospectus. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

In order to help you understand how the Policy's values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the person insured under the Policy and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus. You may obtain, without charge, a copy of the Statement of Additional Information or a personalized illustration of death benefits, cash surrender values and cash values, by calling us at 1-732-602-6400 or contacting us through our website at www.metlife.com/sbr.


Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.








811-06025

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the investment divisions (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2003, and the related statements of operations and statements of changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the investment divisions comprising the Separate Account of Metropolitan Life as of December 31, 2003, the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

April 16, 2004

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                           State Street        State Street        State Street
                                                             Research            Research            Research
                                                         Investment Trust       Diversified      Aggressive Growth
                                                        Investment Division Investment Division Investment Division
                                                        ------------------- ------------------- -------------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (14,863,974 Shares; cost $441,842,964)................  $     366,694,241   $              --   $              --
State Street Research Diversified Portfolio
 (19,105,895 Shares; cost $308,822,843)................                 --         289,072,197                  --
State Street Research Aggressive Growth Portfolio
 (10,426,099 Shares; cost $247,124,703)................                 --                  --         187,148,479
MetLife Stock Index Portfolio
 (15,492,994 Shares; cost $471,480,310)................                 --                  --                  --
FI International Stock Portfolio
 (4,453,384 Shares; cost $49,092,645)..................                 --                  --                  --
Janus Mid Cap Portfolio
 (13,049,904 Shares; cost $245,811,880)................                 --                  --                  --
T. Rowe Price Small Cap Growth Portfolio
 (5,028,788 Shares; cost $60,709,864)..................                 --                  --                  --
Scudder Global Equity Portfolio
 (2,503,741 Shares; cost $28,862,268)..................                 --                  --                  --
Harris Oakmark Large Cap Value Portfolio
 (3,104,521 Shares; cost $33,265,016)..................                 --                  --                  --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,781,579 Shares; cost $24,876,339)..................                 --                  --                  --
T. Rowe Price Large Cap Growth Portfolio
 (2,868,134 Shares; cost $31,282,336)..................                 --                  --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 (5,026,722 Shares; cost $53,380,037)..................                 --                  --                  --
Morgan Stanley EAFE Index Portfolio
 (2,459,540 Shares; cost $19,855,278)..................                 --                  --                  --
Russell 2000 Index Portfolio
 (2,317,218 Shares; cost $22,079,290)..................                 --                  --                  --
Met/Putnam Voyager Portfolio
 (1,900,061 Shares; cost $8,302,977)...................                 --                  --                  --
State Street Research Aurora Portfolio
 (3,401,875 Shares; cost $44,584,567)..................                 --                  --                  --
MetLife Mid Cap Stock Index Portfolio
 (2,344,249 Shares; cost $23,095,881)..................                 --                  --                  --
Franklin Templeton Small Cap Growth Portfolio
 (327,356 Shares; cost $2,499,796).....................                 --                  --                  --
State Street Research Large Cap Value Portfolio
 (104,079 Shares; cost $957,558).......................                 --                  --                  --
Davis Venture Value Portfolio
 (965,333 Shares; cost $21,277,385)....................                 --                  --                  --
Loomis Sayles Small Cap Portfolio
 (23,295 Shares; cost $3,717,206)......................                 --                  --                  --
Alger Equity Growth Portfolio
 (263,538 Shares; cost $4,582,005).....................                 --                  --                  --
MFS Investors Trust Portfolio
 (186,025 Shares; cost $1,391,215).....................                 --                  --                  --
MFS Research Managers Portfolio
 (79,153 Shares; cost $613,213)........................                 --                  --                  --
State Street Research Bond Income Portfolio
 (837,355 Shares; cost $89,830,207)....................                 --                  --                  --
FI Structured Equity Portfolio
 (3,215 Shares; cost $454,116).........................                 --                  --                  --
Harris Oakmark Focused Value Portfolio
 (115,466 Shares; cost $21,015,539)....................                 --                  --                  --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (409,695 Shares; cost $4,866,132).....................                 --                  --                  --
Salomon Brothers U.S. Government Portfolio
 (592,211 Shares; cost $7,267,172).....................                 --                  --                  --
State Street Research Money Market Portfolio
 (273,528 Shares; cost $27,352,817)....................                 --                  --                  --
FI Mid Cap Opportunities Portfolio
 (96,616 Shares; cost $916,740)........................                 --                  --                  --
                                                         -----------------   -----------------   -----------------
Total Investments......................................        366,694,241         289,072,197         187,148,479
Cash and Accounts Receivable...........................            393,060                  --             119,894
                                                         -----------------   -----------------   -----------------
Total Assets...........................................        367,087,301         289,072,197         187,268,373
LIABILITIES............................................
Due to/From Metropolitan Life Insurance Company........                 --              38,810                  --
                                                         -----------------   -----------------   -----------------
NET ASSETS.............................................       $367,087,301        $289,033,387        $187,268,373
                                                         =================   =================   =================
Outstanding Units (In Thousands).......................             16,151              12,881              11,833
Unit Values............................................   $10.57 to $33.12    $11.79 to $30.64    $11.71 to $16.87

                                                              MetLife
                                                            Stock Index
                                                        Investment Division
                                                        -------------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (14,863,974 Shares; cost $441,842,964)................  $             --
State Street Research Diversified Portfolio
 (19,105,895 Shares; cost $308,822,843)................                --
State Street Research Aggressive Growth Portfolio
 (10,426,099 Shares; cost $247,124,703)................                --
MetLife Stock Index Portfolio
 (15,492,994 Shares; cost $471,480,310)................       456,268,669
FI International Stock Portfolio
 (4,453,384 Shares; cost $49,092,645)..................                --
Janus Mid Cap Portfolio
 (13,049,904 Shares; cost $245,811,880)................                --
T. Rowe Price Small Cap Growth Portfolio
 (5,028,788 Shares; cost $60,709,864)..................                --
Scudder Global Equity Portfolio
 (2,503,741 Shares; cost $28,862,268)..................                --
Harris Oakmark Large Cap Value Portfolio
 (3,104,521 Shares; cost $33,265,016)..................                --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,781,579 Shares; cost $24,876,339)..................                --
T. Rowe Price Large Cap Growth Portfolio
 (2,868,134 Shares; cost $31,282,336)..................                --
Lehman Brothers Aggregate Bond Index Portfolio
 (5,026,722 Shares; cost $53,380,037)..................                --
Morgan Stanley EAFE Index Portfolio
 (2,459,540 Shares; cost $19,855,278)..................                --
Russell 2000 Index Portfolio
 (2,317,218 Shares; cost $22,079,290)..................                --
Met/Putnam Voyager Portfolio
 (1,900,061 Shares; cost $8,302,977)...................                --
State Street Research Aurora Portfolio
 (3,401,875 Shares; cost $44,584,567)..................                --
MetLife Mid Cap Stock Index Portfolio
 (2,344,249 Shares; cost $23,095,881)..................                --
Franklin Templeton Small Cap Growth Portfolio
 (327,356 Shares; cost $2,499,796).....................                --
State Street Research Large Cap Value Portfolio
 (104,079 Shares; cost $957,558).......................                --
Davis Venture Value Portfolio
 (965,333 Shares; cost $21,277,385)....................                --
Loomis Sayles Small Cap Portfolio
 (23,295 Shares; cost $3,717,206)......................                --
Alger Equity Growth Portfolio
 (263,538 Shares; cost $4,582,005).....................                --
MFS Investors Trust Portfolio
 (186,025 Shares; cost $1,391,215).....................                --
MFS Research Managers Portfolio
 (79,153 Shares; cost $613,213)........................                --
State Street Research Bond Income Portfolio
 (837,355 Shares; cost $89,830,207)....................                --
FI Structured Equity Portfolio
 (3,215 Shares; cost $454,116).........................                --
Harris Oakmark Focused Value Portfolio
 (115,466 Shares; cost $21,015,539)....................                --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (409,695 Shares; cost $4,866,132).....................                --
Salomon Brothers U.S. Government Portfolio
 (592,211 Shares; cost $7,267,172).....................                --
State Street Research Money Market Portfolio
 (273,528 Shares; cost $27,352,817)....................                --
FI Mid Cap Opportunities Portfolio
 (96,616 Shares; cost $916,740)........................                --
                                                         ----------------
Total Investments......................................       456,268,669
Cash and Accounts Receivable...........................           845,678
                                                         ----------------
Total Assets...........................................       457,114,347
LIABILITIES............................................
Due to/From Metropolitan Life Insurance Company........                --
                                                         ----------------
NET ASSETS.............................................      $457,114,347
                                                         ================
Outstanding Units (In Thousands).......................            25,747
Unit Values............................................   $9.58 to $29.26


                      See Notes to Financial Statements.

FI International      Janus        T. Rowe Price         Scudder       Harris Oakmark   Neuberger Berman   T. Rowe Price
     Stock           Mid Cap      Small Cap Growth    Global Equity    Large Cap Value  Partners Mid Cap  Large Cap Growth
   Investment       Investment       Investment        Investment        Investment     Value Investment     Investment
    Division         Division         Division          Division          Division          Division          Division
---------------- ---------------- ----------------- ----------------- ----------------- ----------------- ----------------
$             -- $             -- $              -- $              -- $              -- $              -- $             --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
      43,910,364               --                --                --                --                --               --
              --      182,829,152                --                --                --                --               --
              --               --        61,703,229                --                --                --               --
              --               --                --        28,617,758                --                --               --
              --               --                --                --        37,440,522                --               --
              --               --                --                --                --        30,910,402               --
              --               --                --                --                --                --       33,385,077
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
---------------- ---------------- ----------------- ----------------- ----------------- ----------------- ----------------
      43,910,364      182,829,152        61,703,229        28,617,758        37,440,522        30,910,402       33,385,077
          73,925        1,248,936           139,936            77,960            63,107            35,149          135,257
---------------- ---------------- ----------------- ----------------- ----------------- ----------------- ----------------
      43,984,289      184,078,088        61,843,165        28,695,718        37,503,629        30,945,551       33,520,334
              --               --                --                --                --                --               --
---------------- ---------------- ----------------- ----------------- ----------------- ----------------- ----------------
$     43,984,289 $    184,078,088 $      61,843,165 $      28,695,718 $      37,503,629 $      30,945,551 $     33,520,334
================ ================ ================= ================= ================= ================= ================
           3,484           13,348             4,703             2,140             3,060             1,946            3,290
 $9.92 to $13.85  $5.69 to $16.17  $12.64 to $14.08  $12.92 to $14.39  $11.53 to $14.56  $13.86 to $19.29  $8.23 to $12.13


Lehman Brothers
 Aggregate Bond
Index Investment
    Division
-----------------

$              --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
       54,942,071
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
-----------------
       54,942,071
           52,236
-----------------
       54,994,307
               --
-----------------
$      54,994,307
=================
            4,064
 $12.77 to $13.67

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003


                                                         Morgan Stanley    Russell 2000      Met/Putnam      State Street
                                                           EAFE Index         Index           Voyager       Research Aurora
                                                           Investment       Investment       Investment       Investment
                                                            Division         Division         Division         Division
                                                        ---------------- ----------------- --------------- -----------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (14,863,974 Shares; cost $441,842,964)................ $             -- $              -- $            -- $              --
State Street Research Diversified Portfolio
 (19,105,895 Shares; cost $308,822,843)................               --                --              --                --
State Street Research Aggressive Growth Portfolio
 (10,426,099 Shares; cost $247,124,703)................               --                --              --                --
MetLife Stock Index Portfolio
 (15,492,994 Shares; cost $471,480,310)................               --                --              --                --
FI International Stock Portfolio
 (4,453,384 Shares; cost $49,092,645)..................               --                --              --                --
Janus Mid Cap Portfolio
 (13,049,904 Shares; cost $245,811,880)................               --                --              --                --
T. Rowe Price Small Cap Growth Portfolio
 (5,028,788 Shares; cost $60,709,864)..................               --                --              --                --
Scudder Global Equity Portfolio
 (2,503,741 Shares; cost $28,862,268)..................               --                --              --                --
Harris Oakmark Large Cap Value Portfolio
 (3,104,521 Shares; cost $33,265,016)..................               --                --              --                --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,781,579 Shares; cost $24,876,339)..................               --                --              --                --
T. Rowe Price Large Cap Growth Portfolio
 (2,868,134 Shares; cost $31,282,336)..................               --                --              --                --
Lehman Brothers Aggregate Bond Index Portfolio
 (5,026,722 Shares; cost $53,380,037)..................               --                --              --                --
Morgan Stanley EAFE Index Portfolio
 (2,459,540 Shares; cost $19,855,278)..................       24,103,487                --              --                --
Russell 2000 Index Portfolio
 (2,317,218 Shares; cost $22,079,290)..................               --        27,690,757              --                --
Met/Putnam Voyager Portfolio
 (1,900,061 Shares; cost $8,302,977)...................               --                --       8,588,274                --
State Street Research Aurora Portfolio
 (3,401,875 Shares; cost $44,584,567)..................               --                --              --        56,539,160
MetLife Mid Cap Stock Index Portfolio
 (2,344,249 Shares; cost $23,095,881)..................               --                --              --                --
Franklin Templeton Small Cap Growth Portfolio
 (327,356 Shares; cost $2,499,796).....................               --                --              --                --
State Street Research Large Cap Value Portfolio
 (104,079 Shares; cost $957,558).......................               --                --              --                --
Davis Venture Value Portfolio
 (965,333 Shares; cost $21,277,385)....................               --                --              --                --
Loomis Sayles Small Cap Portfolio
 (23,295 Shares; cost $3,717,206)......................               --                --              --                --
Alger Equity Growth Portfolio
 (263,538 Shares; cost $4,582,005).....................               --                --              --                --
MFS Investors Trust Portfolio
 (186,025 Shares; cost $1,391,215).....................               --                --              --                --
MFS Research Managers Portfolio
 (79,153 Shares; cost $613,213)........................               --                --              --                --
State Street Research Bond Income Portfolio
 (837,355 Shares; cost $89,830,207)....................               --                --              --                --
FI Structured Equity Portfolio
 (3,215 Shares; cost $454,116).........................               --                --              --                --
Harris Oakmark Focused Value Portfolio
 (115,466 Shares; cost $21,015,539)....................               --                --              --                --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (409,695 Shares; cost $4,866,132).....................               --                --              --                --
Salomon Brothers U.S. Government Portfolio
 (592,211 Shares; cost $7,267,172).....................               --                --              --                --
State Street Research Money Market Portfolio
 (273,528 Shares; cost $27,352,817)....................               --                --              --                --
FI Mid Cap Opportunities Portfolio
 (96,616 Shares; cost $916,740)........................               --                --              --                --
                                                        ---------------- ----------------- --------------- -----------------
Total Investments......................................       24,103,487        27,690,757       8,588,274        56,539,160
Cash and Accounts Receivable...........................          186,690            35,522          62,483               502
                                                        ---------------- ----------------- --------------- -----------------
Total Assets...........................................       24,290,177        27,726,279       8,650,757        56,539,662
LIABILITIES
Due to/From Metropolitan Life Insurance Company........               --                --              --                --
                                                        ---------------- ----------------- --------------- -----------------
NET ASSETS                                              $     24,290,177 $      27,726,279 $     8,650,757 $      56,539,662
                                                        ================ ================= =============== =================
Outstanding Units (In Thousands).......................            2,676             2,085           1,913             3,372
Unit Values............................................  $7.85 to $10.37  $10.75 to $14.59  $4.38 to $4.78  $15.46 to $16.89

                      See Notes to Financial Statements.

     MetLife         Franklin       State Street                                                         MFS
  Mid Cap Stock   Templeton Small  Research Large    Davis Venture     Loomis Sayles   Alger Equity   Investors
      Index         Cap Growth       Cap Value           Value           Small Cap        Growth        Trust
   Investment       Investment       Investment       Investment        Investment      Investment    Investment
    Division         Division         Division         Division          Division        Division      Division
----------------- --------------- ----------------- ---------------- ----------------- ------------ ---------------

$              -- $            -- $              -- $             -- $              --  $       --  $            --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

       27,896,567              --                --               --                --          --               --

               --       3,041,132                --               --                --          --               --

               --              --         1,110,523               --                --          --               --

               --              --                --       24,393,963                --          --               --

               --              --                --               --         4,415,478          --               --

               --              --                --               --                --   4,933,432               --

               --              --                --               --                --          --        1,538,430

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --
----------------- --------------- ----------------- ---------------- -----------------  ----------  ---------------
       27,896,567       3,041,132         1,110,523       24,393,963         4,415,478   4,933,432        1,538,430
           28,320              --                --           35,532             7,461          --            5,616
----------------- --------------- ----------------- ---------------- -----------------  ----------  ---------------
       27,924,887       3,041,132         1,110,523       24,429,495         4,422,939   4,933,432        1,544,046
               --           2,885               395               --                --          --               --
----------------- --------------- ----------------- ---------------- -----------------  ----------  ---------------
$      27,924,887 $     3,038,247 $       1,110,128 $     24,429,495 $       4,422,939  $4,933,432  $     1,544,046
================= =============== ================= ================ =================  ==========  ===============
            2,338             329               103            1,322                30         721              186
 $11.04 to $12.13  $9.07 to $9.29  $10.70 to $10.86  $9.79 to $28.40  $9.27 to $205.39       $6.84   $7.96 to $8.33

     MFS
   Research
   Mangers
  Investment
   Division
---------------


$            --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

        666,466

             --

             --

             --

             --

             --

             --

             --
---------------
        666,466
          2,075
---------------
        668,541
             --
---------------
$       668,541
===============
             81
 $6.57 to $8.51

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                         State Street                                       Salomon Brothers
                                                         Research Bond    FI Structured    Harris Oakmark    Strategic Bond
                                                            Income           Equity        Focused Value     Opportunities
                                                          Investment       Investment        Investment        Investment
                                                           Division         Division          Division          Division
                                                        ---------------- --------------- ------------------ ----------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (14,863,974 Shares; cost $441,842,964)................      $        --         $    --         $       --        $      --
State Street Research Diversified Portfolio
 (19,105,895 Shares; cost $308,822,843)................               --              --                 --               --
State Street Research Aggressive Growth Portfolio
 (10,426,099 Shares; cost $247,124,703)................               --              --                 --               --
MetLife Stock Index Portfolio
 (15,492,994 Shares; cost $471,480,310)................               --              --                 --               --
FI International Stock Portfolio
 (4,453,384 Shares; cost $49,092,645)..................               --              --                 --               --
Janus Mid Cap Portfolio
 (13,049,904 Shares; cost $245,811,880)................               --              --                 --               --
T. Rowe Price Small Cap Growth Portfolio
 (5,028,788 Shares; cost $60,709,864)..................               --              --                 --               --
Scudder Global Equity Portfolio
 (2,503,741 Shares; cost $28,862,268)..................               --              --                 --               --
Harris Oakmark Large Cap Value Portfolio
 (3,104,521 Shares; cost $33,265,016)..................               --              --                 --               --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,781,579 Shares; cost $24,876,339)..................               --              --                 --               --
T. Rowe Price Large Cap Growth Portfolio
 (2,868,134 Shares; cost $31,282,336)..................               --              --                 --               --
Lehman Brothers Aggregate Bond Index Portfolio
 (5,026,722 Shares; cost $53,380,037)..................               --              --                 --               --
Morgan Stanley EAFE Index Portfolio
 (2,459,540 Shares; cost $19,855,278)..................               --              --                 --               --
Russell 2000 Index Portfolio
 (2,317,218 Shares; cost $22,079,290)..................               --              --                 --               --
Met/Putnam Voyager Portfolio
 (1,900,061 Shares; cost $8,302,977)...................               --              --                 --               --
State Street Research Aurora Portfolio
 (3,401,875 Shares; cost $44,584,567)..................               --              --                 --               --
MetLife Mid Cap Stock Index Portfolio
 (2,344,249 Shares; cost $23,095,881)..................               --              --                 --               --
Franklin Templeton Small Cap Growth Portfolio
 (327,356 Shares; cost $2,499,796).....................               --              --                 --               --
State Street Research Large Cap Value Portfolio
 (104,079 Shares; cost $957,558).......................               --              --                 --               --
Davis Venture Value Portfolio
 (965,333 Shares; cost $21,277,385)....................               --              --                 --               --
Loomis Sayles Small Cap Portfolio
 (23,295 Shares; cost $3,717,206)......................               --              --                 --               --
Alger Equity Growth Portfolio
 (263,538 Shares; cost $4,582,005).....................               --              --                 --               --
MFS Investors Trust Portfolio
 (186,025 Shares; cost $1,391,215).....................               --              --                 --               --
MFS Research Managers Portfolio
 (79,153 Shares; cost $613,213)........................               --              --                 --               --
State Street Research Bond Income Portfolio
 (837,355 Shares; cost $89,830,207)....................       96,806,570              --                 --               --
FI Structured Equity Portfolio
 (3,215 Shares; cost $454,116).........................               --         505,504                 --               --
Harris Oakmark Focused Value Portfolio
 (115,466 Shares; cost $21,015,539)....................               --              --         25,894,491               --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (409,695 Shares; cost $4,866,132).....................               --              --                 --        5,166,251
Salomon Brothers U.S. Government Portfolio
 (592,211 Shares; cost $7,267,172).....................               --              --                 --               --
State Street Research Money Market Portfolio
 (273,528 Shares; cost $27,352,817)....................               --              --                 --               --
FI Mid Cap Opportunities Portfolio
 (96,616 Shares; cost $916,740)........................               --              --                 --               --
                                                        ---------------- --------------- ------------------ ----------------
Total Investments......................................       96,806,570         505,504         25,894,491        5,166,251
Cash and Accounts Receivable...........................               --              --                 --               --
                                                        ---------------- --------------- ------------------ ----------------
Total Assets...........................................       96,806,570         505,504         25,894,491        5,166,251
LIABILITIES
Due to/From Metropolitan Life Insurance Company........           86,980             221             28,853            3,182
                                                        ---------------- --------------- ------------------ ----------------
NET ASSETS.............................................      $96,719,590        $505,283        $25,865,638       $5,163,069
                                                        ================ =============== ================== ================
Outstanding Units (In Thousands).......................            5,517              49                115              375
Unit Values............................................ $12.89 to $27.12 $8.37 to $10.56 $219.73 to $225.05 $13.52 to $13.85

                      See Notes to Financial Statements.

                                 State Street
             Salomon Brothers      Research         FI Mid Cap
             U.S. Government     Money Market      Opportunities
                Investment        Investment        Investment
                 Division          Division          Division
             ----------------- ----------------- -----------------

             $              -- $              -- $              --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                     7,307,884                --                --

                            --        27,352,819                --

                            --                --         1,112,044
             ----------------- ----------------- -----------------
                     7,307,884        27,352,819         1,112,044
                            --            15,270                --
             ----------------- ----------------- -----------------
                     7,307,884        27,368,089         1,112,044
                         2,982            21,662               273
             ----------------- ----------------- -----------------
             $       7,304,902 $      27,346,427 $       1,111,771
             ================= ================= =================
                           559             1,760                96
              $12.82 to $13.13  $15.21 to $15.92  $11.50 to $11.67

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                                                                     Invesco VIF Invesco VIF
                                                                             Janus Aspen Invesco VIF   Equity    Real Estate
                                                                               Growth    High Yield    Income    Opportunity
                                                                             Investment  Investment  Investment  Investment
                                                                              Division    Division    Division    Division
                                                                             ----------- ----------- ----------- -----------
ASSETS:
Investments at Value:
Janus Aspen Series Fund ("Janus Fund")
Janus Aspen Growth Portfolio
 (182,002 Shares; cost $3,317,989).......................................... $3,499,893   $     --    $     --    $     --
Invesco Variable Investment Funds, Inc ("Invesco Funds")
Invesco VIF High Yield Portfolio
 (101,401 Shares; cost $755,920)............................................         --    804,108          --          --
Invesco VIF Equity Income Portfolio
 (10,296 Shares; cost $180,622).............................................         --         --     184,406          --
Invesco VIF Real Estate Opportunity Portfolio
 (12,455 Shares; cost $132,719).............................................         --         --          --     178,608
Franklin Templeton Variable Insurance Product Series Funds ("Franklin Fund")
Franklin Templeton International Stock Portfolio
 (327,691 Shares; cost $3,587,146)..........................................         --         --          --          --
Franklin Templeton Valuemark Small Cap Portfolio
 (77,203 Shares; cost $1,159,415)...........................................         --         --          --          --
Alliance Variable Product Series Funds ("Alliance Fund")
Alliance Growth & Income Portfolio
 (95,425 Shares; cost $1,731,867)...........................................         --         --          --          --
Alliance Premier Growth Portfolio
 (3,941 Shares; cost $83,621)...............................................         --         --          --          --
Alliance Technology Portfolio
 (3,177 Shares; cost $43,696)...............................................         --         --          --          --
Fidelity Variable Insurance Products Funds ("Fidelity Funds")
Fidelity VIP Contrafund Portfolio
 (38,974 Shares; cost $783,501).............................................         --         --          --          --
Fidelity VIP Asset Manager Growth Portfolio
 (35,491 Shares; cost $395,048).............................................         --         --          --          --
Fidelity VIP Growth Portfolio
 (9,647 Shares; cost $277,258)..............................................         --         --          --          --
American Series Funds ("American Fund")
American Funds Growth Portfolio
 (555,600 Shares; cost $21,669,606).........................................         --         --          --          --
American Funds Growth-Income Portfolio
 (602,836 Shares; cost $17,398,081).........................................         --         --          --          --
American Funds Global Small Cap Portfolio
 (410,836 Shares; cost $4,620,777)..........................................         --         --          --          --
Met Investors Series Trust ("Met Investors Fund")
T. Rowe Price Mid Cap Growth Portfolio
 (527,122 Shares; cost $2,959,767)..........................................         --         --          --          --
MFS Research International Portfolio
 (152,598 Shares; cost $1,307,159)..........................................         --         --          --          --
PIMCO Total Return Portfolio
 (1,093,890 Shares; cost $12,468,910).......................................         --         --          --          --
PIMCO Innovation Portfolio
 (924,904 Shares; cost $3,855,266)..........................................         --         --          --          --
Lord Abbett Bond Debenture Portfolio
 (991,531 Shares; cost $10,678,786).........................................         --         --          --          --
Met/AIM Mid Cap Core Equity Portfolio
 (80,233 Shares; cost $854,896).............................................         --         --          --          --
Met/AIM Small Cap Growth Portfolio
 (53,490 Shares; cost $596,561).............................................         --         --          --          --
Harris Oakmark International Portfolio
 (68,416 Shares; cost $766,989).............................................         --         --          --          --
Janus Aggressive Growth Portfolio
 (567,168 Shares; cost $3,302,437)..........................................         --         --          --          --
Lord Abbett Growth and Income Portfolio
 (845 Shares; cost $16,883).................................................         --         --          --          --
                                                                             ----------   --------    --------    --------
Total Investments...........................................................  3,499,893    804,108     184,406     178,608
Cash and Accounts Receivable................................................         --         --          --          --
                                                                             ----------   --------    --------    --------
Total Assets................................................................  3,499,893    804,108     184,406     178,608
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................         --         --          --          --
                                                                             ----------   --------    --------    --------
NET ASSETS.................................................................. $3,499,893   $804,108    $184,406    $178,608
                                                                             ==========   ========    ========    ========
Outstanding Units (In Thousands)............................................        435         87          19          10
Unit Values.................................................................      $8.03      $9.21       $9.73      $17.79

                      See Notes to Financial Statements.

                                        Alliance   Alliance                          Fidelity
Franklin Templeton  Franklin Templeton  Growth &   Premier    Alliance   Fidelity  Asset Manager  Fidelity
International Stock  Valuemark Small     Income     Growth   Technology Contrafund    Growth       Growth
    Investment        Cap Investment   Investment Investment Investment Investment  Investment   Investment
     Division            Division       Division   Division   Division   Division    Division     Division
------------------- ------------------ ---------- ---------- ---------- ---------- ------------- ----------
   $        --          $       --     $       --  $    --    $    --    $     --    $     --     $     --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
     4,053,532                  --             --       --         --          --          --           --
            --           1,345,642             --       --         --          --          --           --
            --                  --      2,063,085       --         --          --          --           --
            --                  --             --   84,057         --          --          --           --
            --                  --             --       --     45,595          --          --           --
            --                  --             --       --         --     893,677          --           --
            --                  --             --       --         --          --     432,629           --
            --                  --             --       --         --          --          --      296,358
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
    -----------         ----------     ----------  -------    -------    --------    --------     --------
     4,053,532           1,345,642      2,063,085   84,057     45,595     893,677     432,629      296,358
            --                  --             --       --         --          --          --           --
    -----------         ----------     ----------  -------    -------    --------    --------     --------
     4,053,532           1,345,642      2,063,085   84,057     45,595     893,677     432,629      296,358
            --                  --             --       --         --          --          --           --
    -----------         ----------     ----------  -------    -------    --------    --------     --------
    $4,053,532          $1,345,642     $2,063,085  $84,057    $45,595    $893,677    $432,629     $296,358
    ===========         ==========     ==========  =======    =======    ========    ========     ========
           403                 199            197       14         10          97          54           47
        $10.03               $6.76         $10.47    $6.10      $4.54       $9.18       $8.00        $6.27

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                                                                                American Funds
                                                                              American Funds   American Funds       Global
                                                                                  Growth       Growth-Income      Small Cap
                                                                                Investment       Investment       Investment
                                                                                 Division         Division         Division
                                                                             ---------------- ---------------- ----------------
ASSETS:
Investments at Value:
Janus Aspen Series Fund ("Janus Fund")
Janus Aspen Growth Portfolio
 (182,002 Shares; cost $3,317,989)..........................................       $       --       $       --        $      --
Invesco Variable Investment Funds, Inc
 ("Invesco Funds")
Invesco VIF High Yield Portfolio
 (101,401 Shares; cost $755,920)............................................               --               --               --
Invesco VIF Equity Income Portfolio
 (10,296 Shares; cost $180,622).............................................               --               --               --
Invesco VIF Real Estate Opportunity Portfolio
 (12,455 Shares; cost $132,719).............................................               --               --               --
Franklin Templeton Variable Insurance Product Series Funds ("Franklin Fund")
Franklin Templeton International Stock Portfolio
 (327,691 Shares; cost $3,587,146)..........................................               --               --               --
Franklin Templeton Valuemark Small Cap Portfolio
 (77,203 Shares; cost $1,159,415)...........................................               --               --               --
Alliance Variable Product Series Funds ("Alliance Fund")
Alliance Growth & Income Portfolio
 (95,425 Shares; cost $1,731,867)...........................................               --               --               --
Alliance Premier Growth Portfolio
 (3,941 Shares; cost $83,621)...............................................               --               --               --
Alliance Technology Portfolio
 (3,177 Shares; cost $43,696)...............................................               --               --               --
Fidelity Variable Insurance Products Funds ("Fidelity Funds")
Fidelity VIP Contrafund Portfolio
 (38,974 Shares; cost $783,501).............................................               --               --               --
Fidelity VIP Asset Manager Growth Portfolio
 (35,491 Shares; cost $395,048).............................................               --               --               --
Fidelity VIP Growth Portfolio
 (9,647 Shares; cost $277,258)..............................................               --               --               --
American Series Funds ("American Fund")
American Funds Growth Portfolio
 (555,600 Shares; cost $21,669,606).........................................       25,279,776               --               --
American Funds Growth-Income Portfolio
 (602,836 Shares; cost $17,398,081).........................................               --       20,182,964               --
American Funds Global Small Cap Portfolio
 (410,836 Shares; cost $4,620,777)..........................................               --               --        5,784,566
Met Investors Series Trust ("Met Investors Fund")
T. Rowe Price Mid Cap Growth Portfolio
 (527,122 Shares; cost $2,959,767)..........................................               --               --               --
MFS Research International Portfolio
 (152,598 Shares; cost $1,307,159)..........................................               --               --               --
PIMCO Total Return Portfolio
 (1,093,890 Shares; cost $12,468,910).......................................               --               --               --
PIMCO Innovation Portfolio
 (924,904 Shares; cost $3,855,266)..........................................               --               --               --
Lord Abbett Bond Debenture Portfolio
 (991,531 Shares; cost $10,678,786).........................................               --               --               --
Met/AIM Mid Cap Core Equity Portfolio
 (80,233 Shares; cost $854,896).............................................               --               --               --
Met/AIM Small Cap Growth Portfolio
 (53,490 Shares; cost $596,561).............................................               --               --               --
Harris Oakmark International Portfolio
 (68,416 Shares; cost $766,989).............................................               --               --               --
Janus Aggressive Growth Portfolio
 (567,168 Shares; cost $3,302,437)..........................................               --               --               --
Lord Abbett Growth and Income Portfolio
 (845 Shares; cost $16,883).................................................               --               --               --
                                                                             ---------------- ---------------- ----------------
Total Investments...........................................................       25,279,776       20,182,964        5,784,566
Cash and Accounts Receivable................................................          480,164          185,947           16,294
                                                                             ---------------- ---------------- ----------------
Total Assets................................................................       25,759,940       20,368,911        5,800,860
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................               --               --               --
                                                                             ---------------- ---------------- ----------------
NET ASSETS..................................................................      $25,759,940      $20,368,911       $5,800,860
                                                                             ================ ================ ================
Outstanding Units (In Thousands)............................................              417              525              378
Unit Values................................................................. $60.53 to $62.00 $38.04 to $38.96 $15.06 to $15.42

                                                                             T. Rowe Price
                                                                                Mid Cap
                                                                                Growth
                                                                              Investment
                                                                               Division
                                                                             --------------
ASSETS:
Investments at Value:
Janus Aspen Series Fund ("Janus Fund")
Janus Aspen Growth Portfolio
 (182,002 Shares; cost $3,317,989)..........................................      $      --
Invesco Variable Investment Funds, Inc
 ("Invesco Funds")
Invesco VIF High Yield Portfolio
 (101,401 Shares; cost $755,920)............................................             --
Invesco VIF Equity Income Portfolio
 (10,296 Shares; cost $180,622).............................................             --
Invesco VIF Real Estate Opportunity Portfolio
 (12,455 Shares; cost $132,719).............................................             --
Franklin Templeton Variable Insurance Product Series Funds ("Franklin Fund")
Franklin Templeton International Stock Portfolio
 (327,691 Shares; cost $3,587,146)..........................................             --
Franklin Templeton Valuemark Small Cap Portfolio
 (77,203 Shares; cost $1,159,415)...........................................             --
Alliance Variable Product Series Funds ("Alliance Fund")
Alliance Growth & Income Portfolio
 (95,425 Shares; cost $1,731,867)...........................................             --
Alliance Premier Growth Portfolio
 (3,941 Shares; cost $83,621)...............................................             --
Alliance Technology Portfolio
 (3,177 Shares; cost $43,696)...............................................             --
Fidelity Variable Insurance Products Funds ("Fidelity Funds")
Fidelity VIP Contrafund Portfolio
 (38,974 Shares; cost $783,501).............................................             --
Fidelity VIP Asset Manager Growth Portfolio
 (35,491 Shares; cost $395,048).............................................             --
Fidelity VIP Growth Portfolio
 (9,647 Shares; cost $277,258)..............................................             --
American Series Funds ("American Fund")
American Funds Growth Portfolio
 (555,600 Shares; cost $21,669,606).........................................             --
American Funds Growth-Income Portfolio
 (602,836 Shares; cost $17,398,081).........................................             --
American Funds Global Small Cap Portfolio
 (410,836 Shares; cost $4,620,777)..........................................             --
Met Investors Series Trust ("Met Investors Fund")
T. Rowe Price Mid Cap Growth Portfolio
 (527,122 Shares; cost $2,959,767)..........................................      3,368,307
MFS Research International Portfolio
 (152,598 Shares; cost $1,307,159)..........................................             --
PIMCO Total Return Portfolio
 (1,093,890 Shares; cost $12,468,910).......................................             --
PIMCO Innovation Portfolio
 (924,904 Shares; cost $3,855,266)..........................................             --
Lord Abbett Bond Debenture Portfolio
 (991,531 Shares; cost $10,678,786).........................................             --
Met/AIM Mid Cap Core Equity Portfolio
 (80,233 Shares; cost $854,896).............................................             --
Met/AIM Small Cap Growth Portfolio
 (53,490 Shares; cost $596,561).............................................             --
Harris Oakmark International Portfolio
 (68,416 Shares; cost $766,989).............................................             --
Janus Aggressive Growth Portfolio
 (567,168 Shares; cost $3,302,437)..........................................             --
Lord Abbett Growth and Income Portfolio
 (845 Shares; cost $16,883).................................................             --
                                                                             --------------
Total Investments...........................................................      3,368,307
Cash and Accounts Receivable................................................          6,963
                                                                             --------------
Total Assets................................................................      3,375,270
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................             --
                                                                             --------------
NET ASSETS..................................................................     $3,375,270
                                                                             ==============
Outstanding Units (In Thousands)............................................            527
Unit Values................................................................. $6.28 to $6.43

                      See Notes to Financial Statements.

     MFS                                         Lord Abbett      Met/AIM Mid
  Research          PIMCO           PIMCO           Bond              Cap         Met/AIM Small    Harris Oakmark
International    Total Return     Innovation      Debenture       Core Equity      Cap Growth      International
 Investment       Investment      Investment     Investment       Investment       Investment        Investment
  Division         Division        Division       Division         Division         Division          Division
-------------- ---------------- -------------- ---------------- ---------------- ---------------- -----------------

     $      --       $       --      $      --       $       --          $    --         $     -- $              --


            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

     1,496,988               --             --               --               --               --                --

            --       12,700,057             --               --               --               --                --

            --               --      4,467,285               --               --               --                --

            --               --             --       11,938,027               --               --                --

            --               --             --               --          989,278               --                --

            --               --             --               --               --          643,481                --

            --               --             --               --               --               --           813,470

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --
-------------- ---------------- -------------- ---------------- ---------------- ---------------- -----------------
     1,496,988       12,700,057      4,467,285       11,938,027          989,278          643,481           813,470
           232               --         13,528          104,275               --               --                --
-------------- ---------------- -------------- ---------------- ---------------- ---------------- -----------------
     1,497,220       12,700,057      4,480,813       12,042,302          989,278          643,481           813,470
            --            2,991             --               --              346               30               454
-------------- ---------------- -------------- ---------------- ---------------- ---------------- -----------------
    $1,497,220      $12,697,066     $4,480,813      $12,042,302         $988,932         $643,451 $         813,016
============== ================ ============== ================ ================ ================ =================
           151            1,042            932              876               92               60                72
$9.70 to $9.94 $11.96 to $12.25 $4.72 to $4.83 $12.87 to $14.95 $10.69 to $10.85 $10.46 to $10.62  $11.23 to $11.40

    Janus       Lord Abbett
  Aggressive     Growth &
    Growth        Income
  Investment    Investment
   Division      Division
--------------- -----------

$            --   $    --


             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

      3,987,193        --

             --    20,634
---------------   -------
      3,987,193    20,634
         15,526        --
---------------   -------
      4,002,719    20,634
             --       105
---------------   -------
$     4,002,719   $20,529
===============   =======
            569         3
 $6.89 to $7.06     $8.10

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                 State Street Research Investment Trust
                                                                           Investment Division
                                                                ----------------------------------------
                                                                For the Year For the Year   For the Year
                                                                   Ended        Ended          Ended
                                                                December 31, December 31,   December 31,
                                                                    2003         2002           2001
                                                                ------------ ------------  -------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $ 2,669,960  $  1,708,899  $  51,437,166
Expenses:
  Mortality and expense charges................................   2,738,164     2,678,347      3,136,115
                                                                -----------  ------------  -------------
Net investment (loss) income...................................     (68,204)     (969,448)    48,301,051
                                                                -----------  ------------  -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........  (6,958,914)   (6,132,437)       731,187
Change in unrealized appreciation (depreciation) of investments  88,855,777   (90,883,953)  (122,469,738)
                                                                -----------  ------------  -------------
Net realized and unrealized gains (losses) on investments......  81,896,863   (97,016,390)  (121,738,551)
                                                                -----------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $81,828,659  $(97,985,838) $ (73,437,500)
                                                                ===========  ============  =============

                      See Notes to Financial Statements.

   State Street Research Diversified     State Street Research Aggressive Growth             MetLife Stock Index
          Investment Division                      Investment Division                       Investment Division
---------------------------------------  ---------------------------------------  ----------------------------------------
For the Year For the Year  For the Year  For the Year For the Year  For the Year  For the Year  For the Year  For the Year
   Ended        Ended         Ended         Ended        Ended         Ended         Ended         Ended         Ended
December 31, December 31,  December 31,  December 31, December 31,  December 31,  December 31,  December 31,  December 31,
    2003         2002          2001          2003         2002          2001          2003          2002          2001
------------ ------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------
$ 9,831,564  $  5,726,999  $ 25,415,648  $        --  $         --  $ 46,776,659  $  6,468,236  $  5,409,402  $  3,858,667
  2,320,042     2,168,000     2,231,404    1,367,678     1,263,240     1,493,070     3,080,678     2,704,257     2,645,594
-----------  ------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
  7,511,522     3,558,999    23,184,244   (1,367,678)   (1,263,240)   45,283,589     3,387,558     2,705,145     1,213,073
-----------  ------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
 (2,593,687)   (1,810,936)     (111,095)  (8,202,841)   (5,953,657)   (1,536,972)  (10,060,006)   (5,045,284)    4,130,927
 42,182,763   (41,694,719)  (42,080,714)  62,199,697   (44,703,891)  (94,895,107)  101,361,307   (82,559,071)  (48,985,481)
-----------  ------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
 39,589,076   (43,505,655)  (42,191,809)  53,996,856   (50,657,548)  (96,432,079)   91,301,301   (87,604,355)  (44,854,554)
-----------  ------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
$47,100,598  $(39,946,656) $(19,007,565) $52,629,178  $(51,920,788) $(51,148,490) $ 94,688,859  $(84,899,210) $(43,641,481)
===========  ============  ============  ===========  ============  ============  ============  ============  ============

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                        FI International Stock
                                                                          Investment Division
                                                                --------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $   249,748  $   317,077  $  1,500,375
Expenses:
  Mortality and expense charges................................     304,442      298,333       327,499
                                                                -----------  -----------  ------------
Net investment (loss) income...................................     (54,694)      18,744     1,172,876
                                                                -----------  -----------  ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........  (1,630,864)  (2,655,399)   (1,661,736)
Change in unrealized appreciation (depreciation) of investments  10,924,390   (4,418,288)   (9,202,287)
                                                                -----------  -----------  ------------
Net realized and unrealized gains (losses) on investments......   9,293,526   (7,073,687)  (10,864,023)
                                                                -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $ 9,238,832  $(7,054,943) $ (9,691,147)
                                                                ===========  ===========  ============

                      See Notes to Financial Statements.

             Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
          Investment Division                      Investment Division                    Investment Division
---------------------------------------  --------------------------------------  -------------------------------------
For the Year For the Year  For the Year  For the Year For the Year  For the Year For the Year For the Year For the Year
   Ended        Ended         Ended         Ended        Ended         Ended        Ended        Ended        Ended
December 31, December 31,  December 31,  December 31, December 31,  December 31, December 31, December 31, December 31,
    2003         2002          2001          2003         2002          2001         2003         2002         2001
------------ ------------  ------------  ------------ ------------  ------------ ------------ ------------ ------------
$        --  $         --  $         --  $        --  $         --  $ 3,542,193  $   501,419  $   350,009  $ 2,319,964
  1,297,757     1,013,088     1,037,631      402,320       332,098      332,644      189,917      168,321      164,713
-----------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
 (1,297,757)   (1,013,088)   (1,037,631)    (402,320)     (332,098)   3,209,549      311,502      181,688    2,155,251
-----------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
 (1,145,184)   (5,163,698)   (2,451,549)    (309,653)     (297,872)    (796,014)  (1,005,776)    (466,029)     (71,082)
 46,019,342   (34,449,605)  (53,291,667)  17,635,578   (12,423,975)  (6,595,361)   7,242,152   (3,445,540)  (5,825,339)
-----------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
 44,874,158   (39,613,303)  (55,743,216)  17,325,925   (12,721,847)  (7,391,375)   6,236,376   (3,911,569)  (5,896,421)
-----------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
$43,576,401  $(40,626,391) $(56,780,847) $16,923,605  $(13,053,945) $(4,181,826) $ 6,547,878  $(3,729,881) $(3,741,170)
===========  ============  ============  ===========  ============  ===========  ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                    Harris Oakmark Large Cap Value
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $       --  $   618,214    $ 12,105
Expenses:
  Mortality and expense charges................................     252,368      179,930      68,617
                                                                 ----------  -----------    --------
Net investment (loss) income...................................    (252,368)     438,284     (56,512)
                                                                 ----------  -----------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........      38,696      173,172      94,596
Change in unrealized appreciation (depreciation) of investments   6,986,213   (3,824,797)    810,284
                                                                 ----------  -----------    --------
Net realized and unrealized gains (losses) on investments......   7,024,909   (3,651,625)    904,880
                                                                 ----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $6,772,541  $(3,213,341)   $848,368
                                                                 ==========  ===========    ========

                      See Notes to Financial Statements.

Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
         Investment Division                     Investment Division                    Investment Division
-------------------------------------   -------------------------------------  --------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003          2002         2001         2003         2002         2001         2003         2002         2001
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $   78,805   $    49,885   $ 196,293    $   30,610  $    57,106   $   8,447   $ 2,863,939   $1,283,105   $  366,468
    197,793       139,354      89,772       210,672      163,196     103,226       357,739      300,244      154,225
 ----------   -----------   ---------    ----------  -----------   ---------   -----------   ----------   ----------
   (118,988)      (89,469)    106,521      (180,062)    (106,090)    (94,779)    2,506,200      982,861      212,243
 ----------   -----------   ---------    ----------  -----------   ---------   -----------   ----------   ----------
     28,084       105,666     (68,863)     (489,389)    (317,124)   (100,488)    1,152,171      515,268      210,509
  7,656,793    (1,888,036)   (195,526)    7,871,800   (5,333,848)    (92,461)   (2,185,014)   2,760,523    1,053,501
 ----------   -----------   ---------    ----------  -----------   ---------   -----------   ----------   ----------
  7,684,877    (1,782,370)   (264,389)    7,382,411   (5,650,972)   (192,949)   (1,032,843)   3,275,791    1,264,010
 ----------   -----------   ---------    ----------  -----------   ---------   -----------   ----------   ----------
 $7,565,889   $(1,871,839)  $(157,868)   $7,202,349  $(5,757,062)  $(287,728)  $ 1,473,357   $4,258,652   $1,476,253
 ==========   ===========   =========    ==========  ===========   =========   ===========   ==========   ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                      Morgan Stanley EAFE Index
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $  280,223  $    59,278  $    25,460
Expenses:
  Mortality and expense charges................................     158,241      123,406       63,300
                                                                 ----------  -----------  -----------
Net investment (loss) income...................................     121,982      (64,128)     (37,840)
                                                                 ----------  -----------  -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (497,564)    (800,822)    (961,834)
Change in unrealized appreciation (depreciation) of investments   6,516,826   (1,274,363)    (729,479)
                                                                 ----------  -----------  -----------
Net realized and unrealized gains (losses) on investments......   6,019,262   (2,075,185)  (1,691,313)
                                                                 ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $6,141,244  $(2,139,313) $(1,729,153)
                                                                 ==========  ===========  ===========

                      See Notes to Financial Statements.

          Russell 2000 Index                     Met/Putnam Voyager                State Street Research Aurora
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  134,309  $    74,869  $    21,244   $       --  $        --   $      --   $        --  $   127,494   $   44,265
    163,522      104,600       68,898       58,697       39,278      22,732       336,756      225,368       95,291
 ----------  -----------  -----------   ----------  -----------   ---------   -----------  -----------   ----------
    (29,213)     (29,731)     (47,654)     (58,697)     (39,278)    (22,732)     (336,756)     (97,874)     (51,026)
 ----------  -----------  -----------   ----------  -----------   ---------   -----------  -----------   ----------
   (125,595)    (343,069)  (1,016,179)    (624,452)    (304,226)   (113,353)      196,537       81,843      155,882
  7,938,110   (2,545,881)   1,215,383    2,271,140   (1,227,374)   (585,114)   17,391,943   (6,958,922)   1,218,805
 ----------  -----------  -----------   ----------  -----------   ---------   -----------  -----------   ----------
  7,812,515   (2,888,950)     199,204    1,646,688   (1,531,600)   (698,467)   17,588,480   (6,877,079)   1,374,687
 ----------  -----------  -----------   ----------  -----------   ---------   -----------  -----------   ----------
 $7,783,302  $(2,918,681) $   151,550   $1,587,991  $(1,570,878)  $(721,199)  $17,251,724  $(6,974,953)  $1,323,661
 ==========  ===========  ===========   ==========  ===========   =========   ===========  ===========   ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS



                                                                     MetLife Mid Cap Stock Index
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $  100,611  $    42,658    $ 24,102
Expenses:
  Mortality and expense charges................................     164,774       98,019      42,826
                                                                 ----------  -----------    --------
Net investment (loss) income...................................     (64,163)     (55,361)    (18,724)
                                                                 ----------  -----------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........      12,063      (23,095)    (19,531)
Change in unrealized appreciation (depreciation) of investments   6,538,587   (2,089,536)    294,328
                                                                 ----------  -----------    --------
Net realized and unrealized gains (losses) on investments......   6,550,650   (2,112,631)    274,797
                                                                 ----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $6,486,487  $(2,167,992)   $256,073
                                                                 ==========  ===========    ========

                      See Notes to Financial Statements.

                                            State Street Research
  Franklin Templeton Small Cap Growth          Large Cap Value                Davis Venture Value
          Investment Division                Investment Division              Investment Division
---------------------------------------  --------------------------  -------------------------------------
For the Year For the Year For the Period For the Year For the Period For the Year For the Year For the Year
   Ended        Ended     May 1, 2001 to    Ended     May 1, 2002 to    Ended        Ended        Ended
December 31, December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31,
    2003         2002          2001          2003          2002          2003         2002         2001
------------ ------------ -------------- ------------ -------------- ------------ ------------ ------------
  $     --    $      --      $    --       $  8,880      $   869      $   69,175  $    91,596   $ 192,850
    16,641        8,397        1,124          4,290          436         144,858       90,846      39,662
  --------    ---------      -------       --------      -------      ----------  -----------   ---------
   (16,641)      (8,397)      (1,124)         4,590          433         (75,683)         750     153,188
  --------    ---------      -------       --------      -------      ----------  -----------   ---------
   (19,016)     (42,766)      (3,651)        41,938       (3,284)       (213,900)    (188,804)    (46,987)
   796,643     (271,373)      16,066        156,144       (3,178)      5,610,390   (2,083,879)   (437,523)
  --------    ---------      -------       --------      -------      ----------  -----------   ---------
   777,627     (314,139)      12,415        198,082       (6,462)      5,396,490   (2,272,683)   (484,510)
  --------    ---------      -------       --------      -------      ----------  -----------   ---------
  $760,986    $(322,536)     $11,291       $202,672      $(6,029)     $5,320,807  $(2,271,933)  $(331,322)
  ========    =========      =======       ========      =======      ==========  ===========   =========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                       Loomis Sayles Small Cap
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $       --   $   2,322     $ 86,281
Expenses:
  Mortality and expense charges................................      28,298      18,464       11,207
                                                                 ----------   ---------     --------
Net investment (loss) income...................................     (28,298)    (16,142)      75,074
                                                                 ----------   ---------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (88,636)   (106,829)     (35,645)
Change in unrealized appreciation (depreciation) of investments   1,169,772    (414,868)     (62,611)
                                                                 ----------   ---------     --------
Net realized and unrealized gains (losses) on investments......   1,081,136    (521,697)     (98,256)
                                                                 ----------   ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $1,052,838   $(537,839)    $(23,182)
                                                                 ==========   =========     ========

                      See Notes to Financial Statements.

         Alger Equity Growth                    MFS Investors Trust                   MFS Research Managers
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $    2,523  $        --    $    --      $  2,817    $   3,660     $    --      $  3,840     $    705      $  386
     26,251       13,698        121        10,528        6,375       1,179         4,713        3,132         749
 ----------  -----------    -------      --------    ---------     -------      --------     --------      ------
    (23,728)     (13,698)      (121)       (7,711)      (2,715)     (1,179)         (873)      (2,427)       (363)
 ----------  -----------    -------      --------    ---------     -------      --------     --------      ------
    (63,998)     (57,097)      (175)       13,432      (71,866)     (5,896)       (4,462)     (30,794)      1,304
  1,339,908     (983,355)    (5,126)      221,187      (78,498)      4,527       112,414      (58,814)       (346)
 ----------  -----------    -------      --------    ---------     -------      --------     --------      ------
  1,275,910   (1,040,452)    (5,301)      234,619     (150,364)     (1,369)      107,952      (89,608)        958
 ----------  -----------    -------      --------    ---------     -------      --------     --------      ------
 $1,252,182  $(1,054,150)   $(5,422)     $226,908    $(153,079)    $(2,548)     $107,079     $(92,035)     $  595
 ==========  ===========    =======      ========    =========     =======      ========     ========      ======

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                  State Street Research Bond Income
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $2,907,624   $4,937,322   $5,667,650
Expenses:
  Mortality and expense charges................................     724,135      658,727      572,051
                                                                 ----------   ----------   ----------
Net investment (loss) income...................................   2,183,489    4,278,595    5,095,599
                                                                 ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     880,712     (378,655)     400,025
Change in unrealized appreciation (depreciation) of investments   1,572,001    2,444,438     (137,736)
                                                                 ----------   ----------   ----------
Net realized and unrealized gains (losses) on investments......   2,452,713    2,065,783      262,289
                                                                 ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $4,636,202   $6,344,378   $5,357,888
                                                                 ==========   ==========   ==========

                      See Notes to Financial Statements.

         FI Structured Equity                Harris Oakmark Focused Value           Salomon Brothers Strategic Bond
         Investment Division                     Investment Division               Opportunities Investment Division
-------------------------------------  ---------------------------------------  ---------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Period For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended     May 1, 2001 to    Ended        Ended     May 1, 2001 to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2003         2002         2001         2003         2002          2001          2003         2002          2001
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ --------------
  $ 1,560      $    527     $    --     $   24,204  $    15,621     $     --      $ 62,248     $ 83,495       $   --
    2,368           457          69        151,516       79,292        9,775        29,146       10,768          894
  -------      --------     -------     ----------  -----------     --------      --------     --------       ------
     (808)           70         (69)      (127,312)     (63,671)      (9,775)       33,102       72,727         (894)
  -------      --------     -------     ----------  -----------     --------      --------     --------       ------
   24,426        (9,596)        (77)        31,214       (9,588)         (43)       97,650          241          117
   58,141        (4,285)     (2,467)     5,537,632     (938,481)     279,801       233,146       62,351        4,621
  -------      --------     -------     ----------  -----------     --------      --------     --------       ------
   82,567       (13,881)     (2,544)     5,568,846     (948,069)     279,758       330,796       62,592        4,738
  -------      --------     -------     ----------  -----------     --------      --------     --------       ------
  $81,759      $(13,811)    $(2,613)    $5,441,534  $(1,011,740)    $269,983      $363,898     $135,319       $3,844
  =======      ========     =======     ==========  ===========     ========      ========     ========       ======

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                    Salomon Brothers U.S. Government
                                                                          Investment Division
                                                                ---------------------------------------
                                                                For the Year For the Year For the Period
                                                                   Ended        Ended     May 1, 2001 to
                                                                December 31, December 31,  December 31,
                                                                    2003         2002          2001
                                                                ------------ ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $ 91,740     $ 90,377      $    --
Expenses:
  Mortality and expense charges................................     49,123       18,808        1,841
                                                                  --------     --------      -------
Net investment (loss) income...................................     42,617       71,569       (1,841)
                                                                  --------     --------      -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     48,098       10,225        5,065
Change in unrealized appreciation (depreciation) of investments    (40,677)      83,661       (2,273)
                                                                  --------     --------      -------
Net realized and unrealized gains (losses) on investments......      7,421       93,886        2,792
                                                                  --------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 50,038     $165,455      $   951
                                                                  ========     ========      =======

                      See Notes to Financial Statements.

  State Street Research Money Market    FI Mid Cap Opportunities             Janus Aspen Growth
         Investment Division               Investment Division              Investment Division
-------------------------------------  --------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Period For the Year For the Year For the Year
   Ended        Ended        Ended        Ended     May 1, 2002 to    Ended        Ended        Ended
December 31, December 31, December 31, December 31,  December 31,  December 31, December 31, December 31,
    2003         2002         2001         2003          2002          2003         2002         2001
------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------
  $226,302    $ 527,338    $1,134,017    $ 14,470      $    --      $    2,873   $     708   $   210,720
   179,158      268,010       215,488       4,632          333          13,156      10,078        25,354
  --------    ---------    ----------    --------      -------      ----------   ---------   -----------
    47,144      259,328       918,529       9,838         (333)        (10,283)     (9,370)      185,366
  --------    ---------    ----------    --------      -------      ----------   ---------   -----------
        (1)    (628,588)     (499,341)     19,777       (1,950)       (263,013)   (179,152)   (1,848,663)
         1      611,711       796,577     191,546        3,758       1,041,007    (329,490)      498,521
  --------    ---------    ----------    --------      -------      ----------   ---------   -----------
        --      (16,877)      297,236     211,323        1,808         777,994    (508,642)   (1,350,142)
  --------    ---------    ----------    --------      -------      ----------   ---------   -----------
  $ 47,144    $ 242,451    $1,215,765    $221,161      $ 1,475      $  767,711   $(518,012)  $(1,164,776)
  ========    =========    ==========    ========      =======      ==========   =========   ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                        Invesco VIF High Yield
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $ 46,066     $ 49,754     $ 29,774
Expenses:
  Mortality and expense charges................................      2,831        1,346          602
                                                                  --------     --------     --------
Net investment (loss) income...................................     43,235       48,408       29,172
                                                                  --------     --------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (5,183)     (31,480)      (3,798)
Change in unrealized appreciation (depreciation) of investments     90,384       (7,350)     (33,395)
                                                                  --------     --------     --------
Net realized and unrealized gains (losses) on investments......     85,201      (38,830)     (37,193)
                                                                  --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $128,436     $  9,578     $ (8,021)
                                                                  ========     ========     ========

                      See Notes to Financial Statements.

      Invesco VIF Equity Income         Invesco VIF Real Estate Opportunity   Franklin Templeton International Stock
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 1,951      $  2,157     $ 1,779      $ 2,672      $ 1,881      $ 1,183      $ 50,493    $  44,446    $ 203,320
      662           638         304          946        2,129          531        16,047       13,035        5,484
  -------      --------     -------      -------      -------      -------      --------    ---------    ---------
    1,289         1,519       1,475        1,726         (248)         652        34,446       31,411      197,836
  -------      --------     -------      -------      -------      -------      --------    ---------    ---------
   (4,599)       (7,425)     (1,414)       7,645       12,032        1,271       (71,786)    (325,690)     (18,952)
   30,971       (21,641)     (4,995)      41,591        3,016       (3,692)      947,139     (187,267)    (287,060)
  -------      --------     -------      -------      -------      -------      --------    ---------    ---------
   26,372       (29,066)     (6,409)      49,236       15,048       (2,421)      875,353     (512,957)    (306,012)
  -------      --------     -------      -------      -------      -------      --------    ---------    ---------
  $27,661      $(27,547)    $(4,934)     $50,962      $14,800      $(1,769)     $909,799    $(481,546)   $(108,176)
  =======      ========     =======      =======      =======      =======      ========    =========    =========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                Franklin Templeton Valuemark Small Cap
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $     --    $   2,327      $   56
Expenses:
  Mortality and expense charges................................      6,613        3,601         177
                                                                  --------    ---------      ------
Net investment (loss) income...................................     (6,613)      (1,274)       (121)
                                                                  --------    ---------      ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (16,606)     (49,638)       (480)
Change in unrealized appreciation (depreciation) of investments    366,174     (184,311)      4,364
                                                                  --------    ---------      ------
Net realized and unrealized gains (losses) on investments......    349,568     (233,949)      3,884
                                                                  --------    ---------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $342,955    $(235,223)     $3,763
                                                                  ========    =========      ======

                      See Notes to Financial Statements.

       Alliance Growth & Income               Alliance Premier Growth                  Alliance Technology
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 11,419    $  27,692     $ 3,229      $    --      $     --      $   --      $    --      $    --      $    782
     7,030        4,105       1,034          257           274         104          181           96           121
  --------    ---------     -------      -------      --------      ------      -------      -------      --------
     4,389       23,587       2,195         (257)         (274)       (104)        (181)         (96)          661
  --------    ---------     -------      -------      --------      ------      -------      -------      --------
   (27,592)     (18,278)       (318)        (661)       (9,853)       (138)        (931)        (519)      (19,763)
   441,306     (137,057)     24,267       11,616       (12,480)      1,299       13,613       (9,033)       (2,681)
  --------    ---------     -------      -------      --------      ------      -------      -------      --------
   413,714     (155,335)     23,949       10,955       (22,333)      1,161       12,682       (9,552)      (22,444)
  --------    ---------     -------      -------      --------      ------      -------      -------      --------
  $418,103    $(131,748)    $26,144      $10,698      $(22,607)     $1,057      $12,501      $(9,648)     $(21,783)
  ========    =========     =======      =======      ========      ======      =======      =======      ========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                         Fidelity Contrafund
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $    830     $    187      $  --
Expenses:
  Mortality and expense charges................................      3,285        1,113         57
                                                                  --------     --------      -----
Net investment (loss) income...................................     (2,455)        (926)       (57)
                                                                  --------     --------      -----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........      6,303         (348)       (27)
Change in unrealized appreciation (depreciation) of investments    139,867      (29,437)      (253)
                                                                  --------     --------      -----
Net realized and unrealized gains (losses) on investments......    146,170      (29,785)      (280)
                                                                  --------     --------      -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $143,715     $(30,711)     $(337)
                                                                  ========     ========      =====

                      See Notes to Financial Statements.

    Fidelity Asset Manager Growth                 Fidelity Growth                      American Funds Growth
         Investment Division                    Investment Division                     Investment Division
-------------------------------------  -------------------------------------  ---------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended     May 1, 2001 to
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,  December 31,
    2003         2002         2001         2003         2002         2001         2003         2002          2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ --------------
  $ 8,346      $  3,640     $    --      $   174      $    132     $    --     $   22,917  $     3,067    $ 134,864
    1,598           623         233        1,005           649         243        141,220       59,610        6,807
  -------      --------     -------      -------      --------     -------     ----------  -----------    ---------
    6,748         3,017        (233)        (831)         (517)       (243)      (118,303)     (56,543)     128,057
  -------      --------     -------      -------      --------     -------     ----------  -----------    ---------
   (4,335)       (5,591)        113       (2,588)       (8,400)     (3,407)      (100,817)     (49,022)     (95,342)
   59,143       (19,964)     (1,597)      63,146       (40,968)     (3,078)     5,264,250   (1,636,890)     (17,189)
  -------      --------     -------      -------      --------     -------     ----------  -----------    ---------
   54,808       (25,555)     (1,484)      60,558       (49,368)     (6,485)     5,163,433   (1,685,912)    (112,531)
  -------      --------     -------      -------      --------     -------     ----------  -----------    ---------
  $61,556      $(22,538)    $(1,717)     $59,727      $(49,885)    $(6,728)    $5,045,130  $(1,742,455)   $  15,526
  =======      ========     =======      =======      ========     =======     ==========  ===========    =========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                      American Funds Growth-Income
                                                                          Investment Division
                                                                ---------------------------------------
                                                                For the Year For the Year For the Period
                                                                   Ended        Ended     May 1, 2001 to
                                                                December 31, December 31,  December 31,
                                                                    2003         2002          2001
                                                                ------------ ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $  170,202  $    83,225     $ 20,236
Expenses:
  Mortality and expense charges................................     112,608       48,157        5,104
                                                                 ----------  -----------     --------
Net investment (loss) income...................................      57,594       35,068       15,132
                                                                 ----------  -----------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     (26,406)     (51,319)     (13,398)
Change in unrealized appreciation (depreciation) of investments   3,852,340   (1,122,854)      55,397
                                                                 ----------  -----------     --------
Net realized and unrealized gains (losses) on investments......   3,825,934   (1,174,173)      41,999
                                                                 ----------  -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $3,883,528  $(1,139,105)    $ 57,131
                                                                 ==========  ===========     ========

                      See Notes to Financial Statements.

    American Funds Global Small Cap                JPM Enhanced Index                 T. Rowe Price Mid Cap Growth
          Investment Division                     Investment Division                     Investment Division
---------------------------------------  -------------------------------------  ---------------------------------------
For the Year For the Year For the Period For the Year For the Year For the Year For the Year For the Year For the Period
   Ended        Ended     May 1, 2001 to    Ended        Ended        Ended        Ended        Ended     May 1, 2001 to
December 31, December 31,  December 31,  December 31, December 31, December 31, December 31, December 31,  December 31,
    2003         2002          2001          2003         2002         2001         2003         2002          2001
------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ --------------
 $   19,214   $  10,794      $  7,147      $   163      $   117       $  --       $     --    $   7,906      $    --
     27,847      12,245         1,216           16           39          13         17,818        6,944          940
 ----------   ---------      --------      -------      -------       -----       --------    ---------      -------
     (8,633)     (1,451)        5,931          147           78         (13)       (17,818)         962         (940)
 ----------   ---------      --------      -------      -------       -----       --------    ---------      -------
    (33,362)     35,746       (18,714)      (1,554)      (1,186)        (25)       (46,026)     (55,314)      (1,372)
  1,513,502    (396,292)       46,579        1,806       (1,483)       (320)       776,010     (378,709)      11,239
 ----------   ---------      --------      -------      -------       -----       --------    ---------      -------
  1,480,140    (360,546)       27,865          252       (2,669)       (345)       729,984     (434,023)       9,867
 ----------   ---------      --------      -------      -------       -----       --------    ---------      -------
 $1,471,507   $(361,997)     $ 33,796      $   399      $(2,591)      $(358)      $712,166    $(433,061)     $ 8,927
 ==========   =========      ========      =======      =======       =====       ========    =========      =======

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                       MFS Research International
                                                                          Investment Division
                                                                ---------------------------------------
                                                                For the Year For the Year For the Period
                                                                   Ended        Ended     May 1, 2001 to
                                                                December 31, December 31,  December 31,
                                                                    2003         2002          2001
                                                                ------------ ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $ 10,739     $  1,203      $   174
Expenses:
  Mortality and expense charges................................      7,953        3,324          525
                                                                  --------     --------      -------
Net investment (loss) income...................................      2,786       (2,121)        (351)
                                                                  --------     --------      -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........    148,987      (66,559)      (4,107)
Change in unrealized appreciation (depreciation) of investments    191,049       (2,664)       1,444
                                                                  --------     --------      -------
Net realized and unrealized gains (losses) on investments......    340,036      (69,223)      (2,663)
                                                                  --------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $342,822     $(71,344)     $(3,014)
                                                                  ========     ========      =======

                      See Notes to Financial Statements.

           PIMCO Total Return                        PIMCO Innovation                   Lord Abbett Bond Debenture
          Investment Division                      Investment Division                     Investment Division
---------------------------------------  ---------------------------------------  -------------------------------------
For the Year For the Year For the Period For the Year For the Year For the Period For the Year For the Year For the Year
   Ended        Ended     May 1, 2001 to    Ended        Ended     May 1, 2001 to    Ended        Ended        Ended
December 31, December 31,  December 31,  December 31, December 31,  December 31,  December 31, December 31, December 31,
    2003         2002          2001          2003         2002          2001          2003         2002         2001
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ ------------
  $255,223     $     --      $ 26,164     $       --   $      --      $    --      $  190,964  $   996,547  $   923,897
    79,517       28,120         2,322         21,608       9,521        1,528          81,381       71,674       64,809
  --------     --------      --------     ----------   ---------      -------      ----------  -----------  -----------
   175,706      (28,120)       23,842        (21,608)     (9,521)      (1,528)        109,583      924,873      859,088
  --------     --------      --------     ----------   ---------      -------      ----------  -----------  -----------
   175,963       60,373         1,564       (195,867)   (111,879)      (9,873)        198,834   (1,886,218)    (134,223)
   (25,434)     270,736       (14,155)     1,260,206    (652,366)       4,179       1,391,673      949,375     (902,997)
  --------     --------      --------     ----------   ---------      -------      ----------  -----------  -----------
   150,529      331,109       (12,591)     1,064,339    (764,245)      (5,694)      1,590,507     (936,843)  (1,037,220)
  --------     --------      --------     ----------   ---------      -------      ----------  -----------  -----------
  $326,235     $302,989      $ 11,251     $1,042,731   $(773,766)     $(7,222)     $1,700,090  $   (11,970) $  (178,132)
  ========     ========      ========     ==========   =========      =======      ==========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                Met/AIM Mid Cap Core Equity  Met/AIM Small Cap Growth
                                                                    Investment Division         Investment Division
                                                                --------------------------  --------------------------
                                                                For the Year For the Period For the Year For the Period
                                                                   Ended     May 1, 2002 to    Ended     May 1, 2002 to
                                                                December 31,  December 31,  December 31,  December 31,
                                                                    2003          2002          2003          2002
                                                                ------------ -------------- ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $  8,411      $   291       $     --      $    --
Expenses:
  Mortality and expense charges................................      4,773          638          2,947          281
                                                                  --------      -------       --------      -------
Net investment (loss) income...................................      3,638         (347)        (2,947)        (281)
                                                                  --------      -------       --------      -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........      6,414       (1,242)        66,977         (593)
Change in unrealized appreciation (depreciation) of investments    140,733       (6,351)        51,242       (4,322)
                                                                  --------      -------       --------      -------
Net realized and unrealized gains (losses) on investments......    147,147       (7,593)       118,219       (4,915)
                                                                  --------      -------       --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................   $150,785      $(7,940)      $115,272      $(5,196)
                                                                  ========      =======       ========      =======

                      See Notes to Financial Statements.

Harris Oakmark International         Janus Aggressive Growth            Lord Abbett Growth & Income
    Investment Division                Investment Division                  Investment Division
--------------------------   ---------------------------------------  --------------------------------
For the Year  For the Period For the Year For the Year For the Period For the Year   For the Period
   Ended      May 1, 2002 to    Ended        Ended     May 1, 2001 to    Ended     October 31, 2002 to
December 31,   December 31,  December 31, December 31,  December 31,  December 31,    December 31,
    2003           2002          2003         2002          2001          2003            2002
------------  -------------- ------------ ------------ -------------- ------------ -------------------
  $  8,848       $   210      $       --   $      --      $     --       $   --            $--
     2,473           298          25,657      13,374         2,780           47             --
  --------       -------      ----------   ---------      --------       ------            ---
     6,375           (88)        (25,657)    (13,374)       (2,780)         (47)            --
  --------       -------      ----------   ---------      --------       ------            ---
    72,432          (843)       (313,967)    (78,401)      (43,356)          20             --
    49,401        (2,920)      1,123,504    (426,893)      (11,854)       3,750             --
  --------       -------      ----------   ---------      --------       ------            ---
   121,833        (3,763)        809,537    (505,294)      (55,210)       3,770             --
  --------       -------      ----------   ---------      --------       ------            ---
  $128,208       $(3,851)     $  783,880   $(518,668)     $(57,990)      $3,723            $--
  ========       =======      ==========   =========      ========       ======            ===

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                 State Street Research Investment Trust
                                                                                          Investment Division
                                                                               -----------------------------------------
                                                                               For the Year  For the Year   For the Year
                                                                                  Ended         Ended          Ended
                                                                               December 31,  December 31,   December 31,
                                                                                   2003          2002           2001
                                                                               ------------  ------------  -------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $    (68,204) $   (969,448) $  48,301,051
   Net realized (losses) gains from security transactions.....................   (6,958,914)   (6,132,437)       731,187
   Change in unrealized appreciation (depreciation) of investments............   88,855,777   (90,883,953)  (122,469,738)
                                                                               ------------  ------------  -------------
   Net increase (decrease) in net assets resulting from operations............   81,828,659   (97,985,838)   (73,437,500)
                                                                               ------------  ------------  -------------
  From capital transactions:
   Net premiums...............................................................   67,707,999    78,160,135     80,046,712
   Redemptions................................................................  (15,137,546)  (10,399,853)   (15,513,042)
   Net Investment Division transfers..........................................   (7,863,696)  (11,186,400)     2,751,095
   Other net transfers........................................................  (36,428,084)  (38,309,389)   (40,534,492)
                                                                               ------------  ------------  -------------
   Net increase (decrease) in net assets resulting from capital transactions..    8,278,673    18,264,493     26,750,273
                                                                               ------------  ------------  -------------
NET CHANGE IN NET ASSETS......................................................   90,107,332   (79,721,345)   (46,687,227)
NET ASSETS--BEGINNING OF PERIOD...............................................  276,979,969   356,701,314    403,388,541
                                                                               ------------  ------------  -------------
NET ASSETS--END OF PERIOD..................................................... $367,087,301  $276,979,969  $ 356,701,314
                                                                               ============  ============  =============

                      See Notes to Financial Statements.

    State Street Research Diversified      State Street Research Aggressive Growth             MetLife Stock Index
           Investment Division                       Investment Division                       Investment Division
----------------------------------------  ----------------------------------------  ----------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    2003          2002          2001          2003          2002          2001          2003          2002          2001
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$  7,511,522  $  3,558,999  $ 23,184,244  $ (1,367,678) $ (1,263,240) $ 45,283,589  $  3,387,558  $  2,705,145  $  1,213,073
  (2,593,687)   (1,810,936)     (111,095)   (8,202,841)   (5,953,657)   (1,536,972)  (10,060,006)   (5,045,284)    4,130,927
  42,182,763   (41,694,719)  (42,080,714)   62,199,697   (44,703,891)  (94,895,107)  101,361,307   (82,559,071)  (48,985,481)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  47,100,598   (39,946,656)  (19,007,565)   52,629,178   (51,920,788)  (51,148,490)   94,688,859   (84,899,210)  (43,641,481)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  52,190,961    54,194,120    55,767,097    34,182,901    40,003,786    42,942,155   108,236,751   114,022,950   113,949,042
 (14,264,879)   (9,523,000)   (8,333,720)   (7,318,523)   (4,831,140)   (6,486,474)  (14,265,812)  (13,779,170)  (11,030,629)
  (2,178,352)     (383,162)    8,413,016    (5,104,646)   (6,485,783)    1,097,789   (11,228,029)   11,797,286    19,393,554
 (31,835,294)  (32,044,615)  (31,250,185)  (17,936,155)  (17,642,321)  (19,697,556)  (46,545,385)  (47,844,806)  (45,631,351)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   3,912,436    12,243,343    24,596,208     3,823,577    11,044,542    17,855,914    36,197,525    64,196,260    76,680,616
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  51,013,034   (27,703,313)    5,588,643    56,452,755   (40,876,246)  (33,292,576)  130,886,384   (20,702,950)   33,039,135
 238,020,353   265,723,666   260,135,023   130,815,618   171,691,864   204,984,440   326,227,963   346,930,913   313,891,778
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$289,033,387  $238,020,353  $265,723,666  $187,268,373  $130,815,618  $171,691,864  $457,114,347  $326,227,963  $346,930,913
============  ============  ============  ============  ============  ============  ============  ============  ============

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                       FI International Stock
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (54,694) $    18,744  $ 1,172,876
   Net realized (losses) gains from security transactions.....................  (1,630,864)  (2,655,399)  (1,661,736)
   Change in unrealized appreciation (depreciation) of investments............  10,924,390   (4,418,288)  (9,202,287)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from operations............   9,238,832   (7,054,943)  (9,691,147)
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   7,903,805    9,783,594    9,615,907
   Redemptions................................................................  (1,780,012)  (1,287,021)  (1,289,983)
   Net Investment Division transfers..........................................    (552,252)  (2,781,604)     323,092
   Other net transfers........................................................  (3,792,182)  (3,974,969)  (4,148,436)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   1,779,359    1,740,000    4,500,580
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  11,018,191   (5,314,943)  (5,190,567)
NET ASSETS--BEGINNING OF PERIOD...............................................  32,966,098   38,281,041   43,471,608
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD..................................................... $43,984,289  $32,966,098  $38,281,041
                                                                               ===========  ===========  ===========

                      See Notes to Financial Statements.

              Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
           Investment Division                      Investment Division                    Investment Division
----------------------------------------  --------------------------------------  -------------------------------------
For the Year  For the Year  For the Year  For the Year For the Year  For the Year For the Year For the Year For the Year
   Ended         Ended         Ended         Ended        Ended         Ended        Ended        Ended        Ended
December 31,  December 31,  December 31,  December 31, December 31,  December 31, December 31, December 31, December 31,
    2003          2002          2001          2003         2002          2001         2003         2002         2001
------------  ------------  ------------  ------------ ------------  ------------ ------------ ------------ ------------
$ (1,297,757) $ (1,013,088) $ (1,037,631) $  (402,320) $   (332,098) $ 3,209,549  $   311,502  $   181,688  $ 2,155,251
  (1,145,184)   (5,163,698)   (2,451,549)    (309,653)     (297,872)    (796,014)  (1,005,776)    (466,029)     (71,082)
  46,019,342   (34,449,605)  (53,291,667)  17,635,578   (12,423,975)  (6,595,361)   7,242,152   (3,445,540)  (5,825,339)
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
  43,576,401   (40,626,391)  (56,780,847)  16,923,605   (13,053,945)  (4,181,826)   6,547,878   (3,729,881)  (3,741,170)
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
  53,673,455    64,528,237    74,363,749   12,384,395    14,332,234   15,023,523    6,014,790    7,029,500    7,562,752
  (5,340,392)   (2,804,544)   (3,144,623)  (1,578,439)   (1,348,311)  (2,577,320)  (1,735,572)    (936,418)    (630,613)
  (5,185,372)   (5,298,371)    3,860,189     (197,295)      753,895     (372,409)    (125,590)    (322,915)     603,395
 (21,665,579)  (21,964,497)  (23,970,747)  (5,569,189)   (5,463,573)  (5,350,422)  (2,481,721)  (2,670,700)  (2,572,779)
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
  21,482,112    34,460,825    51,108,568    5,039,472     8,274,245    6,723,372    1,671,907    3,099,467    4,962,755
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
  65,058,513    (6,165,566)   (5,672,279)  21,963,077    (4,779,700)   2,541,546    8,219,785     (630,414)   1,221,585
 119,019,575   125,185,141   130,857,420   39,880,088    44,659,788   42,118,242   20,475,933   21,106,347   19,884,762
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
$184,078,088  $119,019,575  $125,185,141  $61,843,165  $ 39,880,088  $44,659,788  $28,695,718  $20,475,933  $21,106,347
============  ============  ============  ===========  ============  ===========  ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   Harris Oakmark Large Cap Value
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $  (252,368) $   438,284  $   (56,512)
   Net realized (losses) gains from security transactions.....................      38,696      173,172       94,596
   Change in unrealized appreciation (depreciation) of investments............   6,986,213   (3,824,797)     810,284
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from operations............   6,772,541   (3,213,341)     848,368
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................  11,430,624   10,115,432    4,073,390
   Redemptions................................................................    (991,704)    (287,586)    (268,807)
   Net Investment Division transfers..........................................   1,835,698    6,291,525    9,043,603
   Other net transfers........................................................  (4,616,084)  (4,169,815)  (1,466,228)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   7,658,534   11,949,556   11,381,958
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  14,431,075    8,736,215   12,230,326
NET ASSETS--BEGINNING OF PERIOD...............................................  23,072,554   14,336,339    2,106,013
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD..................................................... $37,503,629  $23,072,554  $14,336,339
                                                                               ===========  ===========  ===========

                      See Notes to Financial Statements.

Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
         Investment Division                     Investment Division                    Investment Division
-------------------------------------   -------------------------------------  -------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003          2002         2001         2003         2002         2001         2003         2002         2001
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$  (118,988)  $   (89,469) $   106,521  $  (180,062) $  (106,090) $   (94,779) $ 2,506,200  $   982,861  $   212,243
     28,084       105,666      (68,863)    (489,389)    (317,124)    (100,488)   1,152,171      515,268      210,509
  7,656,793    (1,888,036)    (195,526)   7,871,800   (5,333,848)     (92,461)  (2,185,014)   2,760,523    1,053,501
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  7,565,889    (1,871,839)    (157,868)   7,202,349   (5,757,062)    (287,728)   1,473,357    4,258,652    1,476,253
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,682,614     8,172,686    5,746,048    8,620,553    9,447,412    8,996,035   13,565,785   10,479,062    8,533,067
   (629,059)   (1,215,338)     (57,006)    (982,056)    (125,856)     (60,227)  (1,812,183)  (1,839,866)  (1,024,276)
    650,401     2,321,678    4,766,372      (78,277)     873,833    8,736,398   (6,698,353)   8,318,943   11,244,179
 (3,610,116)   (3,236,171)  (2,321,908)  (3,337,120)  (3,453,967)  (3,536,498)  (5,580,587)  (4,492,832)  (2,262,688)
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  5,093,840     6,042,855    8,133,506    4,223,100    6,741,422   14,135,708     (525,338)  12,465,307   16,490,282
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
 12,659,729     4,171,016    7,975,638   11,425,449      984,360   13,847,980      948,019   16,723,959   17,966,535
 18,285,822    14,114,806    6,139,168   22,094,885   21,110,525    7,262,545   54,046,288   37,322,329   19,355,794
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$30,945,551   $18,285,822  $14,114,806  $33,520,334  $22,094,885  $21,110,525  $54,994,307  $54,046,288  $37,322,329
===========   ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     Morgan Stanley EAFE Index
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   121,982  $   (64,128) $   (37,840)
   Net realized (losses) gains from security transactions.....................    (497,564)    (800,822)    (961,834)
   Change in unrealized appreciation (depreciation) of investments............   6,516,826   (1,274,363)    (729,479)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from operations............   6,141,244   (2,139,313)  (1,729,153)
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   7,425,875    6,625,665    4,890,376
   Redemptions................................................................    (362,211)  (1,101,621)    (722,285)
   Net Investment Division transfers..........................................     438,708    1,672,217    4,395,203
   Other net transfers........................................................  (2,849,511)  (2,360,586)  (1,819,787)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   4,652,861    4,835,675    6,743,507
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  10,794,105    2,696,362    5,014,354
NET ASSETS--BEGINNING OF PERIOD...............................................  13,496,072   10,799,710    5,785,356
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD..................................................... $24,290,177  $13,496,072  $10,799,710
                                                                               ===========  ===========  ===========

                      See Notes to Financial Statements.

          Russell 2000 Index                     Met/Putnam Voyager                State Street Research Aurora
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   (29,213) $   (29,731) $   (47,654) $   (58,697) $   (39,278)  $  (22,732) $  (336,756) $   (97,874) $   (51,026)
   (125,595)    (343,069)  (1,016,179)    (624,452)    (304,226)    (113,353)     196,537       81,843      155,882
  7,938,110   (2,545,881)   1,215,383    2,271,140   (1,227,374)    (585,114)  17,391,943   (6,958,922)   1,218,805
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
  7,783,302   (2,918,681)     151,550    1,587,991   (1,570,878)    (721,199)  17,251,724   (6,974,953)   1,323,661
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
  7,659,016    7,082,371    5,343,692    3,213,111    3,461,165    2,425,615   16,618,731   15,376,489    7,040,736
   (486,878)    (266,570)    (375,673)     (93,468)     (27,865)     (23,841)    (920,139)    (302,359)     (81,569)
    991,151    2,834,125    1,811,235     (151,453)     548,678    2,239,800    1,566,557    6,843,668   11,247,758
 (3,048,846)  (2,527,437)  (2,007,235)  (1,158,137)  (1,159,060)    (878,209)  (7,037,769)  (5,887,521)  (2,656,308)
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
  5,114,443    7,122,489    4,772,019    1,810,053    2,822,918    3,763,365   10,227,380   16,030,277   15,550,617
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
 12,897,745    4,203,808    4,923,569    3,398,044    1,252,040    3,042,166   27,479,104    9,055,324   16,874,278
 14,828,534   10,624,726    5,701,157    5,252,713    4,000,673      958,507   29,060,558   20,005,234    3,130,956
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
$27,726,279  $14,828,534  $10,624,726  $ 8,650,757  $ 5,252,713   $4,000,673  $56,539,662  $29,060,558  $20,005,234
===========  ===========  ===========  ===========  ===========   ==========  ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                    MetLife Mid Cap Stock Index
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (64,163) $   (55,361) $   (18,724)
   Net realized (losses) gains from security transactions.....................      12,063      (23,095)     (19,531)
   Change in unrealized appreciation (depreciation) of investments............   6,538,587   (2,089,536)     294,328
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from operations............   6,486,487   (2,167,992)     256,073
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   8,658,518    7,438,484    4,147,919
   Redemptions................................................................    (315,294)    (109,971)     (16,900)
   Net Investment Division transfers..........................................     960,729    4,006,261    4,052,437
   Other net transfers........................................................  (3,433,510)  (2,617,681)  (1,566,864)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   5,870,443    8,717,093    6,616,592
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  12,356,930    6,549,101    6,872,665
NET ASSETS--BEGINNING OF PERIOD...............................................  15,567,957    9,018,856    2,146,191
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD..................................................... $27,924,887  $15,567,957  $ 9,018,856
                                                                               ===========  ===========  ===========

                      See Notes to Financial Statements.

                                            State Street Research
  Franklin Templeton Small Cap Growth          Large Cap Value                Davis Venture Value
          Investment Division                Investment Division              Investment Division
---------------------------------------  --------------------------  -------------------------------------
For the Year For the Year For the Period For the Year For the Period For the Year For the Year For the Year
   Ended        Ended     May 1, 2001 to    Ended     May 1, 2002 to    Ended        Ended        Ended
December 31, December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31,
    2003         2002          2001          2003          2002          2003         2002         2001
------------ ------------ -------------- ------------ -------------- ------------ ------------ ------------
 $  (16,641)  $   (8,397)    $ (1,124)    $    4,590     $    433    $   (75,683) $       750  $   153,188
    (19,016)     (42,766)      (3,651)        41,938       (3,284)      (213,900)    (188,804)     (46,987)
    796,643     (271,373)      16,066        156,144       (3,178)     5,610,390   (2,083,879)    (437,523)
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
    760,986     (322,536)      11,291        202,672       (6,029)     5,320,807   (2,271,933)    (331,322)
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
    844,482      626,488      107,629        405,361       64,977      6,492,659    5,157,409    3,338,434
    (27,310)      (5,592)        (802)        (5,862)        (313)      (286,620)     (86,825)     (44,938)
    610,392      745,849      369,945        469,287      153,138      2,147,532    5,300,022    4,710,785
   (416,036)    (235,608)     (30,931)      (149,915)     (23,188)    (2,675,075)  (2,166,021)  (1,312,198)
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
  1,011,528    1,131,137      445,841        718,871      194,614      5,678,496    8,204,585    6,692,083
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
  1,772,514      808,601      457,132        921,543      188,585     10,999,303    5,932,652    6,360,761
  1,265,733      457,132           --        188,585           --     13,430,192    7,497,540    1,136,779
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
 $3,038,247   $1,265,733     $457,132     $1,110,128     $188,585    $24,429,495  $13,430,192  $ 7,497,540
 ==========   ==========     ========     ==========     ========    ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      Loomis Sayles Small Cap
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................  $  (28,298)  $  (16,142)  $   75,074
   Net realized (losses) gains from security transactions.....................     (88,636)    (106,829)     (35,645)
   Change in unrealized appreciation (depreciation) of investments............   1,169,772     (414,868)     (62,611)
                                                                                ----------   ----------   ----------
   Net increase (decrease) in net assets resulting from operations............   1,052,838     (537,839)     (23,182)
                                                                                ----------   ----------   ----------
  From capital transactions:
   Net premiums...............................................................   1,387,309    1,200,038      909,510
   Redemptions................................................................     (49,105)     (11,815)      (7,864)
   Net Investment Division transfers..........................................     159,941      268,407      960,425
   Other net transfers........................................................    (536,437)    (436,811)    (356,458)
                                                                                ----------   ----------   ----------
   Net increase (decrease) in net assets resulting from capital transactions..     961,708    1,019,819    1,505,613
                                                                                ----------   ----------   ----------
NET CHANGE IN NET ASSETS......................................................   2,014,546      481,980    1,482,431
NET ASSETS--BEGINNING OF PERIOD...............................................   2,408,393    1,926,413      443,982
                                                                                ----------   ----------   ----------
NET ASSETS--END OF PERIOD.....................................................  $4,422,939   $2,408,393   $1,926,413
                                                                                ==========   ==========   ==========

                      See Notes to Financial Statements.

         Alger Equity Growth                    MFS Investors Trust                   MFS Research Managers
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  (23,728) $   (13,698)   $  (121)    $   (7,711)  $  (2,715)   $  (1,179)    $   (873)   $  (2,427)   $    (363)
    (63,998)     (57,097)      (175)        13,432     (71,866)      (5,896)      (4,462)     (30,794)       1,304
  1,339,908     (983,355)    (5,126)       221,187     (78,498)       4,527      112,414      (58,814)        (346)
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
  1,252,182   (1,054,150)    (5,422)       226,908    (153,079)      (2,548)     107,079      (92,035)         595
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
  1,035,783       40,283         --        701,861     657,381      122,835      278,607      256,687       72,571
         --           --         --        (14,052)     (4,428)      (1,444)      (4,854)        (250)      (3,984)
        359    4,290,312     52,468        164,766     480,329      486,210       57,895      151,712      231,621
   (337,622)    (338,952)    (1,809)      (229,330)   (608,417)    (282,946)     (84,526)    (153,237)    (149,340)
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
    698,520    3,991,643     50,659        623,245     524,865      324,655      247,122      254,912      150,868
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
  1,950,702    2,937,493     45,237        850,153     371,786      322,107      354,201      162,877      151,463
  2,982,730       45,237         --        693,893     322,107           --      314,340      151,463           --
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
 $4,933,432  $ 2,982,730    $45,237     $1,544,046   $ 693,893    $ 322,107     $668,541    $ 314,340    $ 151,463
 ==========  ===========    =======     ==========   =========    =========     ========    =========    =========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                  State Street Research Bond Income
                                                                                         Investment Division
                                                                               --------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $ 2,183,489  $ 4,278,595  $  5,095,599
   Net realized (losses) gains from security transactions.....................     880,712     (378,655)      400,025
   Change in unrealized appreciation (depreciation) of investments............   1,572,001    2,444,438      (137,736)
                                                                               -----------  -----------  ------------
   Net increase (decrease) in net assets resulting from operations............   4,636,202    6,344,378     5,357,888
                                                                               -----------  -----------  ------------
  From capital transactions:
   Net premiums...............................................................  16,159,717   18,007,464    14,237,318
   Redemptions................................................................  (4,549,369)  (3,078,401)   (3,623,665)
   Net Investment Division transfers..........................................  (3,340,166)   1,121,089     3,289,281
   Other net transfers........................................................  (9,344,726)  (8,719,726)  (15,760,945)
                                                                               -----------  -----------  ------------
   Net increase (decrease) in net assets resulting from capital transactions..  (1,074,544)   7,330,426    (1,858,011)
                                                                               -----------  -----------  ------------
NET CHANGE IN NET ASSETS......................................................   3,561,658   13,674,804     3,499,877
NET ASSETS--BEGINNING OF PERIOD...............................................  93,157,932   79,483,128    75,983,251
                                                                               -----------  -----------  ------------
NET ASSETS--END OF PERIOD..................................................... $96,719,590  $93,157,932  $ 79,483,128
                                                                               ===========  ===========  ============

                      See Notes to Financial Statements.

                                                                                            Salomon Brothers
         FI Structured Equity                Harris Oakmark Focused Value             Strategic Bond Opportunities
         Investment Division                     Investment Division                      Investment Division
-------------------------------------  ---------------------------------------  ---------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Period For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended     May 1, 2001 to    Ended        Ended     May 1, 2001 to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2003         2002         2001         2003         2002          2001          2003         2002          2001
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ --------------
  $   (808)    $     70     $   (69)   $  (127,312) $   (63,671)   $   (9,775)   $   33,102   $   72,727     $   (894)
    24,426       (9,596)        (77)        31,214       (9,588)          (43)       97,650          241          117
    58,141       (4,285)     (2,467)     5,537,632     (938,481)      279,801       233,146       62,351        4,621
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
    81,759      (13,811)     (2,613)     5,441,534   (1,011,740)      269,983       363,898      135,319        3,844
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
   167,405       51,077          --      8,198,287    6,333,512       999,657     1,996,763      890,271       97,914
   (10,046)          --          --       (450,269)    (161,171)       (7,188)     (108,331)     (17,732)        (566)
   229,644       41,277      28,886      3,144,705    5,880,885     3,223,723     1,486,748    1,049,918      396,753
   (56,377)     (10,863)     (1,055)    (3,347,152)  (2,377,498)     (271,630)     (749,672)    (348,947)     (33,111)
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
   330,626       81,491      27,831      7,545,571    9,675,728     3,944,562     2,625,508    1,573,510      460,990
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
   412,385       67,680      25,218     12,987,105    8,663,988     4,214,545     2,989,406    1,708,829      464,834
    92,898       25,218          --     12,878,533    4,214,545            --     2,173,663      464,834           --
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
  $505,283     $ 92,898     $25,218    $25,865,638  $12,878,533    $4,214,545    $5,163,069   $2,173,663     $464,834
  ========     ========     =======    ===========  ===========    ==========    ==========   ==========     ========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   Salomon Brothers U.S. Government
                                                                                         Investment Division
                                                                               ---------------------------------------
                                                                               For the Year For the Year For the Period
                                                                                  Ended        Ended     May 1, 2001 to
                                                                               December 31, December 31,  December 31,
                                                                                   2003         2002          2001
                                                                               ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $    42,617   $   71,569     $ (1,841)
   Net realized (losses) gains from security transactions.....................      48,098       10,225        5,065
   Change in unrealized appreciation (depreciation) of investments............     (40,677)      83,661       (2,273)
                                                                               -----------   ----------     --------
   Net increase (decrease) in net assets resulting from operations............      50,038      165,455          951
                                                                               -----------   ----------     --------
  From capital transactions:
   Net premiums...............................................................   3,454,837    1,641,232      162,934
   Redemptions................................................................    (137,457)     (35,283)     (10,909)
   Net Investment Division transfers..........................................     916,767    2,382,469      755,686
   Other net transfers........................................................  (1,344,693)    (637,762)     (59,363)
                                                                               -----------   ----------     --------
   Net increase (decrease) in net assets resulting from capital transactions..   2,889,454    3,350,656      848,348
                                                                               -----------   ----------     --------
NET CHANGE IN NET ASSETS......................................................   2,939,492    3,516,111      849,299
NET ASSETS--BEGINNING OF PERIOD...............................................   4,365,410      849,299           --
                                                                               -----------   ----------     --------
NET ASSETS--END OF PERIOD..................................................... $ 7,304,902   $4,365,410     $849,299
                                                                               ===========   ==========     ========

                      See Notes to Financial Statements.

  State Street Research Money Market     FI Mid Cap Opportunities             Janus Aspen Growth
          Investment Division               Investment Division              Investment Division
--------------------------------------  --------------------------  -------------------------------------
For the Year For the Year  For the Year For the Year For the Period For the Year For the Year For the Year
   Ended        Ended         Ended        Ended     May 1, 2002 to    Ended        Ended        Ended
December 31, December 31,  December 31, December 31,  December 31,  December 31, December 31, December 31,
    2003         2002          2001         2003          2002          2003         2002         2001
------------ ------------  ------------ ------------ -------------- ------------ ------------ ------------
$    47,144  $    259,328  $   918,529   $    9,838     $   (333)    $  (10,283)  $   (9,370) $   185,366
         (1)     (628,588)    (499,341)      19,777       (1,950)      (263,013)    (179,152)  (1,848,663)
          1       611,711      796,577      191,546        3,758      1,041,007     (329,490)     498,521
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
     47,144       242,451    1,215,765      221,161        1,475        767,711     (518,012)  (1,164,776)
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
  4,560,820    25,769,284   17,936,134      324,317       49,033        839,829      913,602      779,753
 (1,186,158)   (4,958,930)  (1,689,474)     (43,946)         (19)       (88,894)     (13,590)  (2,741,484)
 (4,975,125)  (33,048,287)  (4,603,225)     537,734      149,230         (5,665)      34,319      254,486
 (1,910,867)   10,079,748   (1,666,768)     (95,364)     (31,850)      (176,510)    (211,649)    (189,372)
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
 (3,511,330)   (2,158,185)   9,976,667      722,741      166,394        568,760      722,682   (1,896,617)
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
 (3,464,186)   (1,915,734)  11,192,432      943,902      167,869      1,336,471      204,670   (3,061,393)
 30,810,613    32,726,347   21,533,915      167,869           --      2,163,422    1,958,752    5,020,145
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
$27,346,427  $ 30,810,613  $32,726,347   $1,111,771     $167,869     $3,499,893   $2,163,422  $ 1,958,752
===========  ============  ===========   ==========     ========     ==========   ==========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                       Invesco VIF High Yield
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................   $ 43,235     $ 48,408     $ 29,172
   Net realized (losses) gains from security transactions.....................     (5,183)     (31,480)      (3,798)
   Change in unrealized appreciation (depreciation) of investments............     90,384       (7,350)     (33,395)
                                                                                 --------     --------     --------
   Net increase (decrease) in net assets resulting from operations............    128,436        9,578       (8,021)
                                                                                 --------     --------     --------
  From capital transactions:
   Net premiums...............................................................    232,669      216,788      213,527
   Redemptions................................................................     (6,154)          --           --
   Net Investment Division transfers..........................................     11,139        2,473       71,476
   Other net transfers........................................................    (37,616)     (27,503)     (13,506)
                                                                                 --------     --------     --------
   Net increase (decrease) in net assets resulting from capital transactions..    200,038      191,758      271,497
                                                                                 --------     --------     --------
NET CHANGE IN NET ASSETS......................................................    328,474      201,336      263,476
NET ASSETS--BEGINNING OF PERIOD...............................................    475,634      274,298       10,822
                                                                                 --------     --------     --------
NET ASSETS--END OF PERIOD.....................................................   $804,108     $475,634     $274,298
                                                                                 ========     ========     ========

                      See Notes to Financial Statements.

      Invesco VIF Equity Income         Invesco VIF Real Estate Opportunity   Franklin Templeton International Stock
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $  1,289     $  1,519     $  1,475     $  1,726     $   (248)    $    652    $   34,446   $   31,411   $  197,836
    (4,599)      (7,425)      (1,414)       7,645       12,032        1,271       (71,786)    (325,690)     (18,952)
    30,971      (21,641)      (4,995)      41,591        3,016       (3,692)      947,139     (187,267)    (287,060)
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
    27,661      (27,547)      (4,934)      50,962       14,800       (1,769)      909,799     (481,546)    (108,176)
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
    44,937       30,604        5,886       20,763        9,629        3,478       571,285      937,164      461,547
   (13,395)          --         (780)     (74,780)          --           --      (219,304)     (90,063)    (236,261)
     6,492        7,548      112,018        8,373       64,182      (24,700)      342,850      643,475      589,847
    (6,352)      (8,020)      (3,589)      (5,943)       1,520       (2,641)     (163,132)    (163,651)     (39,531)
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
    31,682       30,132      113,535      (51,587)      75,331      (23,863)      531,699    1,326,925      775,602
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
    59,343        2,585      108,601         (625)      90,131      (25,632)    1,441,498      845,379      667,426
   125,063      122,478       13,877      179,233       89,102      114,734     2,612,034    1,766,655    1,099,229
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
  $184,406     $125,063     $122,478     $178,608     $179,233     $ 89,102    $4,053,532   $2,612,034   $1,766,655
  ========     ========     ========     ========     ========     ========    ==========   ==========   ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                               Franklin Templeton Valuemark Small Cap
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................  $   (6,613)  $  (1,274)    $   (121)
   Net realized (losses) gains from security transactions.....................     (16,606)    (49,638)        (480)
   Change in unrealized appreciation (depreciation) of investments............     366,174    (184,311)       4,364
                                                                                ----------   ---------     --------
   Net increase (decrease) in net assets resulting from operations............     342,955    (235,223)       3,763
                                                                                ----------   ---------     --------
  From capital transactions:
   Net premiums...............................................................     258,012      40,174       32,699
   Redemptions................................................................          --          --           --
   Net Investment Division transfers..........................................      30,689     995,374       69,587
   Other net transfers........................................................     (86,982)   (102,364)      (3,042)
                                                                                ----------   ---------     --------
   Net increase (decrease) in net assets resulting from capital transactions..     201,719     933,184       99,244
                                                                                ----------   ---------     --------
NET CHANGE IN NET ASSETS......................................................     544,674     697,961      103,007
NET ASSETS--BEGINNING OF PERIOD...............................................     800,968     103,007           --
                                                                                ----------   ---------     --------
NET ASSETS--END OF PERIOD.....................................................  $1,345,642   $ 800,968     $103,007
                                                                                ==========   =========     ========

                      See Notes to Financial Statements.

       Alliance Growth & Income               Alliance Premier Growth                  Alliance Technology
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $    4,389   $   23,587    $  2,195     $  (257)     $   (274)    $  (104)     $  (181)     $   (96)     $    661
    (27,592)     (18,278)       (318)       (661)       (9,853)       (138)        (931)        (519)      (19,763)
    441,306     (137,057)     24,267      11,616       (12,480)      1,299       13,613       (9,033)       (2,681)
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
    418,103     (131,748)     26,144      10,698       (22,607)      1,057       12,501       (9,648)      (21,783)
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
    581,532      560,351     422,139      29,785        29,958          --       15,245       17,162           463
    (87,076)     (14,526)         --          --            --          --         (316)          --            --
     41,687      192,482     160,474       3,688       (60,622)     97,128          727           --        36,082
    (82,296)     (71,035)    (11,019)     (2,341)       (2,820)        133         (792)      (1,833)       (2,213)
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
    453,847      667,272     571,594      31,132       (33,484)     97,261       14,864       15,329        34,332
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
    871,950      535,524     597,738      41,830       (56,091)     98,318       27,365        5,681        12,549
  1,191,135      655,611      57,873      42,227        98,318          --       18,230       12,549            --
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
 $2,063,085   $1,191,135    $655,611     $84,057      $ 42,227     $98,318      $45,595      $18,230      $ 12,549
 ==========   ==========    ========     =======      ========     =======      =======      =======      ========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                        Fidelity Contrafund
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................  $  (2,455)    $   (926)    $   (57)
   Net realized (losses) gains from security transactions.....................      6,303         (348)        (27)
   Change in unrealized appreciation (depreciation) of investments............    139,867      (29,437)       (253)
                                                                                ---------     --------     -------
   Net increase (decrease) in net assets resulting from operations............    143,715      (30,711)       (337)
                                                                                ---------     --------     -------
  From capital transactions:
   Net premiums...............................................................     53,210       22,932       3,356
   Redemptions................................................................   (213,750)          --          --
   Net Investment Division transfers..........................................    657,697      237,002      21,462
   Other net transfers........................................................      3,584       (3,862)       (621)
                                                                                ---------     --------     -------
   Net increase (decrease) in net assets resulting from capital transactions..    500,741      256,072      24,197
                                                                                ---------     --------     -------
NET CHANGE IN NET ASSETS......................................................    644,456      225,361      23,860
NET ASSETS--BEGINNING OF PERIOD...............................................    249,221       23,860          --
                                                                                ---------     --------     -------
NET ASSETS--END OF PERIOD.....................................................  $ 893,677     $249,221     $23,860
                                                                                =========     ========     =======

                      See Notes to Financial Statements.

    Fidelity Asset Manager Growth                 Fidelity Growth                      American Funds Growth
         Investment Division                    Investment Division                     Investment Division
-------------------------------------  -------------------------------------  ---------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended     May 1, 2001 to
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,  December 31,
    2003         2002         2001         2003         2002         2001         2003         2002          2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ --------------
  $  6,748     $  3,017     $  (233)     $   (831)    $   (517)    $  (243)   $  (118,303) $   (56,543)   $  128,057
    (4,335)      (5,591)        113        (2,588)      (8,400)     (3,407)      (100,817)     (49,022)      (95,342)
    59,143      (19,964)     (1,597)       63,146      (40,968)     (3,078)     5,264,250   (1,636,890)      (17,189)
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
    61,556      (22,538)     (1,717)       59,727      (49,885)     (6,728)     5,045,130   (1,742,455)       15,526
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
   194,197      105,094      16,990       101,957      102,972      22,338      8,746,040    5,515,691       700,197
    (1,698)      (2,162)         --          (738)          --          --       (274,455)     (51,220)       (1,570)
    74,992      (31,085)     84,590         6,224       (1,143)     74,755      5,353,241    5,147,713     2,173,706
   (27,293)     (12,942)     (5,355)       (4,423)      (5,581)     (3,117)    (3,102,038)  (2,053,980)      288,414
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
   240,198       58,905      96,225       103,020       96,248      93,976     10,722,788    8,558,204     3,160,747
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
   301,754       36,367      94,508       162,747       46,363      87,248     15,767,918    6,815,749     3,176,273
   130,875       94,508          --       133,611       87,248          --      9,992,022    3,176,273            --
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
  $432,629     $130,875     $94,508      $296,358     $133,611     $87,248    $25,759,940  $ 9,992,022    $3,176,273
  ========     ========     =======      ========     ========     =======    ===========  ===========    ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     American Funds Growth-Income
                                                                                         Investment Division
                                                                               ---------------------------------------
                                                                               For the Year For the Year For the Period
                                                                                  Ended        Ended     May 1, 2001 to
                                                                               December 31, December 31,  December 31,
                                                                                   2003         2002          2001
                                                                               ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $    57,594  $    35,068    $   15,132
   Net realized (losses) gains from security transactions.....................     (26,406)     (51,319)      (13,398)
   Change in unrealized appreciation (depreciation) of investments............   3,852,340   (1,122,854)       55,397
                                                                               -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from operations............   3,883,528   (1,139,105)       57,131
                                                                               -----------  -----------    ----------
  From capital transactions:
   Net premiums...............................................................   7,049,440    4,324,156       553,810
   Redemptions................................................................    (184,181)     (62,519)       (6,270)
   Net investment division transfers..........................................   3,708,586    4,404,613     1,876,550
   Other net transfers........................................................  (2,495,963)  (1,573,001)      (27,864)
                                                                               -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from capital transactions..   8,077,882    7,093,249     2,396,226
                                                                               -----------  -----------    ----------
NET CHANGE IN NET ASSETS......................................................  11,961,410    5,954,144     2,453,357
NET ASSETS--BEGINNING OF PERIOD...............................................   8,407,501    2,453,357            --
                                                                               -----------  -----------    ----------
NET ASSETS--END OF PERIOD..................................................... $20,368,911  $ 8,407,501    $2,453,357
                                                                               ===========  ===========    ==========

                      See Notes to Financial Statements.

    American Funds Global Small Cap                JPM Enhanced Index                 T. Rowe Price Mid Cap Growth
          Investment Division                     Investment Division                     Investment Division
---------------------------------------  -------------------------------------  ---------------------------------------
For the Year For the Year For the Period For the Year For the Year For the Year For the Year For the Year For the Period
   Ended        Ended     May 1, 2001 to    Ended        Ended        Ended        Ended        Ended     May 1, 2001 to
December 31, December 31,  December 31,  December 31, December 31, December 31, December 31, December 31,  December 31,
    2003         2002          2001          2003         2002         2001         2003         2002          2001
------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ --------------
 $   (8,633)  $   (1,451)    $  5,931      $    147     $    78       $  (13)    $  (17,818)  $      962     $   (940)
    (33,362)      35,746      (18,714)       (1,554)     (1,186)         (25)       (46,026)     (55,314)      (1,372)
  1,513,502     (396,292)      46,579         1,806      (1,483)        (320)       776,010     (378,709)      11,239
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
  1,471,507     (361,997)      33,796           399      (2,591)        (358)       712,166     (433,061)       8,927
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
  1,663,445    1,071,636      138,839         3,043       6,165           --      1,283,521      820,210       82,192
    (60,720)      (8,869)          --            --          --           --        (26,453)      (1,344)        (543)
  1,303,948    1,067,611      476,691       (11,034)      1,869        5,908        481,182      375,032      264,649
   (610,233)    (354,525)     (30,269)         (173)     (3,041)        (187)      (448,143)      47,743      209,192
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
  2,296,440    1,775,853      585,261        (8,164)      4,993        5,721      1,290,107    1,241,641      555,490
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
  3,767,947    1,413,856      619,057        (7,765)      2,402        5,363      2,002,273      808,580      564,417
  2,032,913      619,057           --         7,765       5,363           --      1,372,997      564,417           --
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
 $5,800,860   $2,032,913     $619,057      $     --     $ 7,765       $5,363     $3,375,270   $1,372,997     $564,417
 ==========   ==========     ========      ========     =======       ======     ==========   ==========     ========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      MFS Research International
                                                                                         Investment Division
                                                                               ---------------------------------------
                                                                               For the Year For the Year For the Period
                                                                                  Ended        Ended     May 1, 2001 to
                                                                               December 31, December 31,  December 31,
                                                                                   2003         2002          2001
                                                                               ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................  $    2,786    $ (2,121)     $   (351)
   Net realized (losses) gains from security transactions.....................     148,987     (66,559)       (4,107)
   Change in unrealized appreciation (depreciation) of investments............     191,049      (2,664)        1,444
                                                                                ----------    --------      --------
   Net increase (decrease) in net assets resulting from operations............     342,822     (71,344)       (3,014)
                                                                                ----------    --------      --------
  From capital transactions:
   Net premiums...............................................................     514,658     323,700        38,580
   Redemptions................................................................     (15,626)     (1,956)           --
   Net investment division transfers..........................................     140,125     254,704        77,076
   Other net transfers........................................................    (198,441)    (28,935)      124,871
                                                                                ----------    --------      --------
   Net increase (decrease) in net assets resulting from capital transactions..     440,716     547,513       240,527
                                                                                ----------    --------      --------
NET CHANGE IN NET ASSETS......................................................     783,538     476,169       237,513
NET ASSETS--BEGINNING OF PERIOD...............................................     713,682     237,513            --
                                                                                ----------    --------      --------
NET ASSETS--END OF PERIOD.....................................................  $1,497,220    $713,682      $237,513
                                                                                ==========    ========      ========

                      See Notes to Financial Statements.

           PIMCO Total Return                        PIMCO Innovation                   Lord Abbett Bond Debenture
          Investment Division                      Investment Division                      Investment Division
---------------------------------------  ---------------------------------------  --------------------------------------
For the Year For the Year For the Period For the Year For the Year For the Period For the Year For the Year  For the Year
   Ended        Ended     May 1, 2001 to    Ended        Ended     May 1, 2001 to    Ended        Ended         Ended
December 31, December 31,  December 31,  December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2003         2002          2001          2003         2002          2001          2003         2002          2001
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------  ------------
$   175,706   $  (28,120)   $   23,842    $  (21,608)  $   (9,521)    $ (1,528)   $   109,583  $    924,873   $  859,088
    175,963       60,373         1,564      (195,867)    (111,879)      (9,873)       198,834    (1,886,218)    (134,223)
    (25,434)     270,736       (14,155)    1,260,206     (652,366)       4,179      1,391,673       949,375     (902,997)
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
    326,235      302,989        11,251     1,042,731     (773,766)      (7,222)     1,700,090       (11,970)    (178,132)
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
  5,176,301    1,998,260       266,987     1,268,741      931,879      138,136      2,358,538     2,500,797    2,653,126
   (300,049)     (31,798)       (9,397)      (47,295)      (7,020)          --       (558,076)     (441,582)    (478,731)
  3,254,351    3,693,012       902,199     1,385,317      627,449      661,537      1,087,733    11,019,013      807,014
 (1,973,454)    (851,347)      (68,474)     (437,762)    (258,151)     (43,761)    (1,142,589)  (13,314,199)    (872,472)
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
  6,157,149    4,808,127     1,091,315     2,169,001    1,294,157      755,912      1,745,606      (235,971)   2,108,937
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
  6,483,384    5,111,116     1,102,566     3,211,732      520,391      748,690      3,445,696      (247,941)   1,930,805
  6,213,682    1,102,566            --     1,269,081      748,690           --      8,596,606     8,844,547    6,913,742
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
$12,697,066   $6,213,682    $1,102,566    $4,480,813   $1,269,081     $748,690    $12,042,302  $  8,596,606   $8,844,547
===========   ==========    ==========    ==========   ==========     ========    ===========  ============   ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                               Met/AIM                     Met/AIM
                                                                         Mid Cap Core Equity          Small Cap Growth
                                                                         Investment Division         Investment Division
                                                                     --------------------------  --------------------------
                                                                     For the Year For the Period For the Year For the Period
                                                                        Ended     May 1, 2002 to    Ended     May 1, 2002 to
                                                                     December 31,  December 31,  December 31,  December 31,
                                                                         2003          2002          2003          2002
                                                                     ------------ -------------- ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income.....................................  $   3,638      $   (347)     $ (2,947)     $   (281)
   Net realized (losses) gains from security transactions...........      6,414        (1,242)       66,977          (593)
   Change in unrealized appreciation (depreciation) of investments..    140,733        (6,351)       51,242        (4,322)
                                                                      ---------      --------      --------      --------
   Net increase (decrease) in net assets resulting from operations..    150,785        (7,940)      115,272        (5,196)
                                                                      ---------      --------      --------      --------
  From capital transactions:
   Net premiums.....................................................    376,221        70,763       201,753        30,362
   Redemptions......................................................     (9,516)         (929)       (5,605)         (129)
   Net investment division transfers................................    345,361       212,616       286,464        84,320
   Other net transfers..............................................   (126,899)      (21,530)      (70,229)        6,439
                                                                      ---------      --------      --------      --------
   Net increase (decrease) in net assets resulting from
    capital transactions............................................    585,167       260,920       412,383       120,992
                                                                      ---------      --------      --------      --------
NET CHANGE IN NET ASSETS............................................    735,952       252,980       527,655       115,796
NET ASSETS--BEGINNING OF PERIOD.....................................    252,980            --       115,796            --
                                                                      ---------      --------      --------      --------
NET ASSETS--END OF PERIOD...........................................  $ 988,932      $252,980      $643,451      $115,796
                                                                      =========      ========      ========      ========

                      See Notes to Financial Statements.

      Harris Oakmark
       International                Janus Aggressive Growth            Lord Abbett Growth & Income
    Investment Division               Investment Division                  Investment Division
--------------------------  ---------------------------------------  --------------------------------
For the Year For the Period For the Year For the Year For the Period For the Year   For the Period
   Ended     May 1, 2002 to    Ended        Ended     May 1, 2001 to    Ended     October 31, 2002 to
December 31,  December 31,  December 31, December 31,  December 31,  December 31,    December 31,
    2003          2002          2003         2002          2001          2003            2002
------------ -------------- ------------ ------------ -------------- ------------ -------------------
  $  6,375      $    (88)    $  (25,657)  $  (13,374)   $   (2,780)    $   (47)           $--
    72,432          (843)      (313,967)     (78,401)      (43,356)         20             --
    49,401        (2,920)     1,123,504     (426,893)      (11,854)      3,750             --
  --------      --------     ----------   ----------    ----------     -------            ---
   128,208        (3,851)       783,880     (518,668)      (57,990)      3,723             --
  --------      --------     ----------   ----------    ----------     -------            ---
   111,653        59,332      1,705,553    1,567,918       311,526       4,885             --
      (357)         (178)       (28,560)     (23,600)           --          --             --
   446,278       122,434        109,161      607,036       817,361      12,124             --
   (22,736)      (27,767)      (612,599)    (540,084)     (118,215)       (203)            --
  --------      --------     ----------   ----------    ----------     -------            ---
   534,838       153,821      1,173,555    1,611,270     1,010,672      16,806             --
  --------      --------     ----------   ----------    ----------     -------            ---
   663,046       149,970      1,957,435    1,092,602       952,682      20,529             --
   149,970            --      2,045,284      952,682            --          --             --
  --------      --------     ----------   ----------    ----------     -------            ---
  $813,016      $149,970     $4,002,719   $2,045,284    $  952,682     $20,529            $--
  ========      ========     ==========   ==========    ==========     =======            ===

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2003

1.  BUSINESS

   Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life policies ("Policies"). Metropolitan Life is a wholly owned subsidiary of MetLife Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-seven investment divisions that support six variable universal life insurance policies: Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("UL 2001"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR").

   The Separate Account is divided into investment divisions. Each investment division invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Metropolitan Fund, Janus Fund, Invesco Funds, Franklin Fund, Alliance Fund, Fidelity Funds, American Fund or Met Investors Fund, collectively, (the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The table below represents the investment divisions within the Separate Account:

State Street Research Investment Trust Investment Division
State Street Research Diversified Investment Division
State Street Research Aggressive Growth Investment Division
MetLife Stock Index Investment Division
FI International Stock Investment Division
Janus Mid Cap Investment Division
T. Rowe Price Small Cap Growth Investment Division
Scudder Global Equity Investment Division
Harris Oakmark Large Cap Value Investment Division
Neuberger Berman Partners Mid Cap Value Investment Division
T. Rowe Price Large Cap Growth Investment Division
Lehman Brothers Aggregate Bond Index Investment Division
Morgan Stanley EAFE Index Investment Division
Russell 2000 Index Investment Division
Met/Putnam Voyager Investment Division
State Street Research Aurora Investment Division
MetLife Mid Cap Stock Index Investment Division
Franklin Templeton Small Cap Growth Investment Division (b)
State Street Research Large Cap Value Investment Division (c)
Davis Venture Value Investment Division
Loomis Sayles Small Cap Investment Division
Alger Equity Growth Investment Division (a)
MFS Investors Trust Investment Division (a)
MFS Research Managers Investment Division (a)
State Street Research Bond Income Investment Division (a)
FI Structured Equity Investment Division (a)
Harris Oakmark Focused Value Investment Division (b)
Salomon Brothers Stategic Bond Opportunities Investment Division (b) Salomon Brothers U.S. Government Investment Division (b)
  State Street Research Money Market Investment Division
  FI Mid Cap Opportunities Investment Division (c)
  Janus Aspen Growth Investment Division
  Invesco VIF High Yield Investment Division
  Invesco VIF Equity Income Investment Division
  Invesco VIF Real Estate Opportunity Investment Division
  Franklin Templeton International Stock Investment Division
  Franklin Templeton Valuemark Small Cap Investment Division (a)
  Alliance Growth & Income Investment Division
  Alliance Premier Growth Investment Division (a)
  Alliance Technology Investment Division (a)
  Fidelity Contrafund Investment Division (a)
  Fidelity Asset Manager Growth Investment Division (a)
  Fidelity Growth Investment Division (a)
  American Funds Growth Investment Division (b)
  American Funds Growth-Income Investment Division (b)
  American Funds Global Small Cap Investment Division (b)
  JPM Enhanced Index Investment Division (a)
  T. Rowe Price Mid Cap Growth Investment Division (b)
  MFS Research International Investment Division (b)
  PIMCO Total Return Investment Division (b)
  PIMCO Innovation Investment Division (b)
  Lord Abbett Bond Debenture Investment Division
  Met/AIM Mid Cap Core Equity Investment Division (c)
  Met/AIM Small Cap Growth Investment Division (c)
  Harris Oakmark International Investment Division (c)
  Janus Aggressive Growth Investment Division
  Lord Abbett Growth & Income Investment Division (d)

      (a) On January 1, 2001, operations commenced for eleven new investment divisions added to the Separate Account on that date: Franklin Templeton Valuemark Small Cap Investment Division, Alger Equity Growth Investment Division, MFS Investors Trust Investment Division, MFS Research Managers Investment Division, FI Structured Equity Investment Division, Alliance Premier Growth Investment Division, Alliance Technology Investment Division, Fidelity Contrafund Investment Division, Fidelity Asset Manager Growth Investment Division, Fidelity Growth Investment Division, and JPM Enhanced Index Investment Division.

      (b) On May 1, 2001, operations commenced for twelve new investment divisions added to the Separate Account on that date: Janus Aggressive Growth Investment Division, Franklin Templeton Small Cap Growth Investment Division, Harris Oakmark Focused Value Investment Division, Salomon Brothers Strategic Bond Opportunities Investment Division, Salomon Brothers U.S. Government Investment Division, American Funds Growth Investment Division, American Funds Growth-Income Investment Division, American Funds Global Small Cap Investment Division, T. Rowe Price Mid Cap Growth Investment Division, MFS Research International Investment Division, PIMCO Total Return Investment Division, and PIMCO Innovation Investment Division.

      (c) On May 1, 2002, operations commenced for five new investment divisions added to the Separate Account on that date: State Street Research Large Cap Value Investment Division, FI Mid Cap Opportunities Investment Division, Met/AIM Mid Cap Core Equity Investment Division, Met/AIM Small Cap Growth Investment Division, and Harris Oakmark International Investment Division.

      (d) On October 31, 2002 operations commenced for one new investment division added to the Separate Account on that date: Lord Abbett Growth & Income Investment Division.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the policies.

    D. Net Premiums

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL policies, 0.90% for UL II & UL 2001 policies, 0.75% for VAI and VABR policies less than $250,000, and 0.50% for VAI and VABR policies $250,000 and greater. For Met Flex policies, a charge of 0.48% is assessed against the cash value of the assets in the separate account.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                                    Purchases  Sales
                                                                    --------- --------
                                                                      (In Thousands)
  State Street Research Investment Trust Investment Division....... $ 23,613  $ 15,572
  State Street Research Diversified Investment Division............   25,688    14,354
  State Street Research Aggressive Growth Investment Division......   11,163     8,764
  MetLife Stock Index Investment Division..........................   63,324    24,023
  FI International Stock Investment Division.......................    5,514     3,811
  Janus Mid Cap Investment Division................................   22,923     3,117
  T. Rowe Price Small Cap Growth Investment Division...............    6,430     1,862
  Scudder Global Equity Investment Division........................    4,833     2,872
  Harris Oakmark Large Cap Value Investment Division...............    9,213     1,835
  Neuberger Berman Partners Mid Cap Value Investment Division......    5,510       557
  T. Rowe Price Large Cap Growth Investment Division...............    6,544     2,531
  Lehman Brothers Aggregate Bond Index Investment Division.........   20,915    19,015
  Morgan Stanley EAFE Index Investment Division....................    9,570     4,867
  Russell 2000 Index Investment Division...........................    6,960     1,888
  Met/Putnam Voyager Investment Division...........................    2,701       964
  State Street Research Aurora Investment Division.................   11,291     1,416
  MetLife Mid Cap Stock Index Investment Division..................    7,181     1,384
  Franklin Templeton Small Cap Growth Investment Division..........    1,497       116
  State Street Research Large Cap Value Investment Division........    1,062       338
  Davis Venture Value Investment Division..........................    6,627     1,045
  Loomis Sayles Small Cap Investment Division......................    1,611       682
  Alger Equity Growth Investment Division..........................    1,071       396
  MFS Investors Trust Investment Division..........................    1,675     1,062
  MFS Research Managers Investment Division........................      279        34
  State Street Research Bond Income Investment Division............   13,891    12,765
  FI Structured Equity Investment Division.........................      587       257
  Harris Oakmark Focused Value Investment Division.................    7,908       488
  Salomon Brothers Stategic Bond Opportunities Investment Division.    4,033     1,375
  Salomon Brothers U.S. Government Investment Division.............    5,404     2,472
  State Street Research Money Market Investment Division...........    6,223     9,648
  FI Mid Cap Opportunities Investment Division.....................      823        90
  Janus Aspen Growth Investment Division...........................      833       274
  Invesco VIF High Yield Investment Division.......................      298        55
  Invesco VIF Equity Income Investment Division....................       57        24
  Invesco VIF Real Estate Opportunity Investment Division..........       32        82
  Franklin Templeton International Stock Investment Division.......    1,048       482
  Franklin Templeton Valuemark Small Cap Investment Division.......      311       502
  Alliance Growth & Income Investment Division.....................      635       176
  Alliance Premier Growth Investment Division......................       33         3
  Alliance Technology Investment Division..........................       16         1
  Fidelity Contrafund Investment Division..........................      728       230
  Fidelity Asset Manager Growth Investment Division................      279        32
  Fidelity Growth Investment Division..............................      109         6
  American Funds Growth Investment Division........................   10,843       369
  American Funds Growth-Income Investment Division.................    8,552       463
  American Funds Global Small Cap Investment Division..............    3,456     1,175
  JPM Enhanced Index Investment Division...........................        3        11
  T. Rowe Price Mid Cap Growth Investment Division.................    1,455       183
  MFS Research International Investment Division...................    2,812     2,368
  PIMCO Total Return Investment Division...........................    8,452     2,120
  PIMCO Innovation Investment Division.............................    2,694       553
  Lord Abbett Bond Debenture Investment Division...................    4,152     2,314
  Met/AIM Mid Cap Core Equity Investment Division..................      704       115
  Met/AIM Small Cap Growth Investment Division.....................      786       377
  Harris Oakmark International Investment Division.................    1,577     1,035
  Janus Aggressive Growth Investment Division......................    4,304     3,158
  Lord Abbett Growth & Income Investment Division..................       17         0
                                                                    --------  --------
  Total............................................................ $350,250  $155,708
                                                                    ========  ========

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2003, 2002 and 2001 were as follows:

                                                               State Street
                                   State Street   State Street   Research    MetLife
                                     Research       Research    Aggressive    Stock
                                 Investment Trust Diversified     Growth      Index
                                    Investment     Investment   Investment  Investment
                                     Division       Division     Division    Division
                                 ---------------- ------------ ------------ ----------
(In Thousands)
Outstanding at December 31, 2002      15,060         12,268       11,447      22,140
Activity during 2003:
  Issued........................       5,136          3,873        3,343      10,343
  Redeemed......................      (4,045)        (3,260)      (2,957)     (6,736)
                                      ------         ------       ------      ------
Outstanding at December 31, 2003      16,151         12,881       11,833      25,747
                                      ======         ======       ======      ======
Outstanding at December 31, 2001      13,264         11,138       10,503      17,015
Activity during 2002:
  Issued........................       5,072          3,678        3,343       9,909
  Redeemed......................      (3,276)        (2,548)      (2,399)     (4,784)
                                      ------         ------       ------      ------
Outstanding at December 31, 2002      15,060         12,268       11,447      22,140
                                      ======         ======       ======      ======

Outstanding at December 31, 2000      11,054          9,234        9,254      11,689
Activity during 2001:
  Issued........................       2,828          2,200        1,392       6,525
  Redeemed......................        (618)          (296)        (143)     (1,199)
                                      ------         ------       ------      ------
Outstanding at December 31, 2001      13,264         11,138       10,503      17,015
                                      ======         ======       ======      ======

     FI                  T. Rowe Price                   Harris         Neuberger    T. Rowe Price Lehman Brothers
International   Janus      Small Cap      Scudder        Oakmark     Berman Partners   Large Cap      Aggregate
    Stock      Mid Cap      Growth     Global Equity Large Cap Value  Mid Cap Value     Growth       Bond Index
 Investment   Investment  Investment    Investment     Investment      Investment     Investment     Investment
  Division     Division    Division      Division       Division        Division       Division       Division
------------- ---------- ------------- ------------- --------------- --------------- ------------- ---------------
    3,296       11,521       4,261         1,978          2,346           1,567          2,853          4,147
    1,224        5,469       1,463           768          1,639             892          1,408          2,097
   (1,036)      (3,642)     (1,021)         (606)          (925)           (513)          (971)        (2,180)
   ------       ------      ------         -----          -----           -----          -----         ------
    3,484       13,348       4,703         2,140          3,060           1,946          3,290          4,064
   ======       ======      ======         =====          =====           =====          =====         ======
    3,106        8,481       3,509         2,000          1,242           1,076          2,124          3,153
    1,176        5,867       1,561           687          1,697             906          1,289          1,774
     (986)      (2,827)       (809)         (709)          (593)           (415)          (560)          (780)
   ------       ------      ------         -----          -----           -----          -----         ------
    3,296       11,521       4,261         1,978          2,346           1,567          2,853          4,147
   ======       ======      ======         =====          =====           =====          =====         ======

    2,709        5,367       2,995         1,848            220             456            632          1,730
    1,578        3,701         864           209          1,076             790          2,004          2,267
   (1,181)        (587)       (350)          (57)           (54)           (170)          (512)          (844)
   ------       ------      ------         -----          -----           -----          -----         ------
    3,106        8,481       3,509         2,000          1,242           1,076          2,124          3,153
   ======       ======      ======         =====          =====           =====          =====         ======

                                 Morgan Stanley                       State Street
                                      EAFE       Russell   Met/Putnam   Research
                                     Index      2000 Index  Voyager      Aurora
                                   Investment   Investment Investment  Investment
                                    Division     Division   Division    Division
                                 -------------- ---------- ---------- ------------
(In Thousands)
Outstanding at December 31, 2002      2,044       1,614      1,463        2,599
Activity during 2003:
  Issued........................      2,174       1,138      1,235        1,832
  Redeemed......................     (1,542)       (667)      (785)      (1,059)
                                     ------       -----      -----       ------
Outstanding at December 31, 2003      2,676       2,085      1,913        3,372
                                     ======       =====      =====       ======
Outstanding at December 31, 2001      1,352         920        792        1,317
Activity during 2002:
  Issued........................      1,485       1,015      1,075        1,944
  Redeemed......................       (793)       (321)      (404)        (662)
                                     ------       -----      -----       ------
Outstanding at December 31, 2002      2,044       1,614      1,463        2,599
                                     ======       =====      =====       ======

Outstanding at December 31, 2000        544         512        131          164
Activity during 2001:
  Issued........................      1,865       1,181        704        1,201
  Redeemed......................     (1,057)       (773)       (43)         (48)
                                     ------       -----      -----       ------
Outstanding at December 31, 2001      1,352         920        792        1,317
                                     ======       =====      =====       ======

MetLife Mid     Franklin      State Street                                                                MFS
 Cap Stock     Templeton        Research         Davis     Loomis Sayles     Alger           MFS        Research
   Index    Small Cap Growth Large Cap Value Venture Value   Small Cap   Equity Growth Investors Trust  Managers
Investment     Investment      Investment     Investment    Investment    Investment     Investment    Investment
 Division       Division        Division       Division      Division      Division       Division      Division
----------- ---------------- --------------- ------------- ------------- ------------- --------------- ----------
   1,762           198              23             901          18            589            104           47
   1,301           266             147             650          21            200            272           54
    (725)         (135)            (67)           (229)         (9)           (68)          (190)         (20)
   -----          ----             ---           -----          --            ---           ----          ---
   2,338           329             103           1,322          30            721            186           81
   =====          ====             ===           =====          ==            ===           ====          ===
     867            52              --             297          11              6             43           13
   1,231           215              27             754          12            624            110           73
    (336)          (69)             (4)           (150)         (5)           (41)           (49)         (39)
   -----          ----             ---           -----          --            ---           ----          ---
   1,762           198              23             901          18            589            104           47
   =====          ====             ===           =====          ==            ===           ====          ===

     210            --              --              39           2             --             --           --
     693            54              --             267          10              6             47           83
     (36)           (2)             --              (9)         (1)            --             (4)         (70)
   -----          ----             ---           -----          --            ---           ----          ---
     867            52              --             297          11              6             43           13
   =====          ====             ===           =====          ==            ===           ====          ===

                                 State Street                                  Saloman Brothers
                                   Research          FI         Harris Oakmark  Strategic Bond
                                 Bond Income  Structured Equity Focused Value   Opportunities
                                  Investment     Investment       Investment      Investment
                                   Division       Division         Division        Division
                                 ------------ ----------------- -------------- ----------------
(In Thousands)
Outstanding at December 31, 2002     5,564            12              76              177
Activity during 2003:
  Issued........................     1,494            75              72              430
  Redeemed......................    (1,541)          (38)            (33)            (232)
                                    ------           ---             ---             ----
Outstanding at December 31, 2003     5,517            49             115              375
                                    ======           ===             ===             ====
Outstanding at December 31, 2001     4,202             3              23               41
Activity during 2002:
  Issued........................     2,094            15              72              195
  Redeemed......................      (732)           (6)            (19)             (59)
                                    ------           ---             ---             ----
Outstanding at December 31, 2002     5,564            12              76              177
                                    ======           ===             ===             ====

Outstanding at December 31, 2000     3,980            --              --               --
Activity during 2001:
  Issued........................     1,197             3              24               42
  Redeemed......................      (975)           --              (1)              (1)
                                    ------           ---             ---             ----
Outstanding at December 31, 2001     4,202             3              23               41
                                    ======           ===             ===             ====

                 State Street      FI         Janus                Invesco VIF     Invesco     Franklin Templeton
Saloman Brothers   Research      Mid Cap      Aspen    Invesco VIF   Equity    VIF Real Estate   International
U.S. Government  Money Market Opportunities   Growth   High Yield    Income      Opportunity         Stock
   Investment     Investment   Investment   Investment Investment  Investment    Investment        Investment
    Division       Division     Division     Division   Division    Division      Division          Division
---------------- ------------ ------------- ---------- ----------- ----------- --------------- ------------------
       340           1,981          21          354         65         15             14              344
       626             526         107          123         29          6              2              118
      (407)           (747)        (32)         (42)        (7)        (2)            (6)             (59)
      ----          ------         ---         ----        ---         --            ---              ---
       559           1,760          96          435         87         19             10              403
      ====          ======         ===         ====        ===         ==            ===              ===
        71           2,156          --          236         37         12              7              189
       393           1,770          22          149         38          5             61              183
      (124)         (1,945)         (1)         (31)       (10)        (2)           (54)             (28)
      ----          ------         ---         ----        ---         --            ---              ---
       340           1,981          21          354         65         15             14              344
      ====          ======         ===         ====        ===         ==            ===              ===

        --           1,479          --          473          1          2             10               99
        99           2,983          --           84         45         12              1              118
       (28)         (2,306)         --         (321)        (9)        (2)            (4)             (28)
      ----          ------         ---         ----        ---         --            ---              ---
        71           2,156          --          236         37         12              7              189
      ====          ======         ===         ====        ===         ==            ===              ===

                                 Franklin Templeton  Alliance
                                     Valuemark       Growth &     Alliance     Alliance
                                     Small Cap        Income   Premier Growth Technology
                                     Investment     Investment   Investment   Investment
                                      Division       Division     Division     Division
                                 ------------------ ---------- -------------- ----------
(In Thousands)
Outstanding at December 31, 2002        163            150            9            6
Activity during 2003:
  Issued........................         57             67            6            5
  Redeemed......................        (21)           (20)          (1)          (1)
                                        ---            ---          ---          ---
Outstanding at December 31, 2003        199            197           14           10
                                        ===            ===          ===          ===
Outstanding at December 31, 2001         16             65           14            2
Activity during 2002:
  Issued........................        183             95            5            4
  Redeemed......................        (36)           (10)         (10)          --
                                        ---            ---          ---          ---
Outstanding at December 31, 2002        163            150            9            6
                                        ===            ===          ===          ===

Outstanding at December 31, 2000         --              6           --           --
Activity during 2001:
  Issued........................         17             60           14           26
  Redeemed......................         (1)            (1)          --          (24)
                                        ---            ---          ---          ---
Outstanding at December 31, 2001         16             65           14            2
                                        ===            ===          ===          ===

             Fidelity                                             American      JPM     T. Rowe Price
 Fidelity  Asset Manager  Fidelity    American   American Funds Funds Global  Enhanced     Mid Cap
Contrafund    Growth       Growth   Funds Growth Growth-Income   Small Cap     Index       Growth
Investment  Investment   Investment  Investment    Investment    Investment  Investment  Investment
 Division    Division     Division    Division      Division      Division    Division    Division
---------- ------------- ---------- ------------ -------------- ------------ ---------- -------------
    35          20           28          221           287           203          1          294
    90          39           20          313           387           375          1          387
   (28)         (5)          (1)        (117)         (149)         (200)        (2)        (154)
   ---          --           --         ----          ----          ----         --         ----
    97          54           47          417           525           378         --          527
   ===          ==           ==         ====          ====          ====         ==         ====
     3          13           13           53            68            49          1           68
    33          15           18          217           287           226          1          328
    (1)         (8)          (3)         (49)          (68)          (72)        (1)        (102)
   ---          --           --         ----          ----          ----         --         ----
    35          20           28          221           287           203          1          294
   ===          ==           ==         ====          ====          ====         ==         ====

    --          --           --           --            --            --         --           --
     3          14           17           67            76            55          1           71
    --          (1)          (4)         (14)           (8)           (6)        --           (3)
   ---          --           --         ----          ----          ----         --         ----
     3          13           13           53            68            49          1           68
   ===          ==           ==         ====          ====          ====         ==         ====

                                      MFS                              Lord Abbett
                                   Research       PIMCO       PIMCO       Bond
                                 International Total Return Innovation  Debenture
                                  Investment    Investment  Investment Investment
                                   Division      Division    Division   Division
                                 ------------- ------------ ---------- -----------
(In Thousands)
Outstanding at December 31, 2002       95           534         416        748
Activity during 2003:
  Issued........................      397         1,055         896        449
  Redeemed......................     (341)         (547)       (380)      (321)
                                     ----         -----        ----       ----
Outstanding at December 31, 2003      151         1,042         932        876
                                     ====         =====        ====       ====
Outstanding at December 31, 2001       28           103         121        774
Activity during 2002:
  Issued........................      239           623         437        178
  Redeemed......................     (172)         (192)       (142)      (204)
                                     ----         -----        ----       ----
Outstanding at December 31, 2002       95           534         416        748
                                     ====         =====        ====       ====

Outstanding at December 31, 2000       --            --          --        601
Activity during 2001:
  Issued........................      113           123         128        246
  Redeemed......................      (85)          (20)         (7)       (73)
                                     ----         -----        ----       ----
Outstanding at December 31, 2001       28           103         121        774
                                     ====         =====        ====       ====

            Met/Aim    Met/Aim      Harris       Janus    Lord Abbett
            Mid Cap   Small Cap     Oakmark    Aggressive  Growth &
          Core Equity   Growth   International   Growth     Income
          Investment  Investment  Investment   Investment Investment
           Division    Division    Division     Division   Division
          ----------- ---------- ------------- ---------- -----------
               30         15           18          381        --
               96         99          180        1,088         3
              (34)       (54)        (126)        (900)       --
              ---        ---         ----        -----        --
               92         60           72          569         3
              ===        ===         ====        =====        ==
               --         --           --          122        --
               33         17           22          409        --
               (3)        (2)          (4)        (150)       --
              ---        ---         ----        -----        --
               30         15           18          381        --
              ===        ===         ====        =====        ==

               --         --           --           --        --
               --         --           --          148        --
               --         --           --          (26)       --
              ---        ---         ----        -----        --
               --         --           --          122        --
              ===        ===         ====        =====        ==

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying funds, for each of the periods ended December 31, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                                           State Street
                                                         State Street     State Street       Research
                                                           Research         Research        Aggressive        MetLife
                                                       Investment Trust   Diversified         Growth        Stock Index
                                                          Investment       Investment       Investment      Investment
                                                           Division         Division         Division        Division
                                                       ---------------- ---------------- ---------------- ----------------
2003
Units (In Thousands)..................................           16,151           12,881           11,833           25,747
Unit Fair Value, Lowest to Highest (1)................ $10.57 to $33.12 $11.79 to $30.64 $11.71 to $16.87  $9.58 to $29.26
Net Assets (In Thousands).............................         $367,087         $289,033         $187,268         $457,114
Investment Income Ratio to Net Assets (2).............            0.83%            3.73%            0.00%            1.65%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%
Total Return, Lowest to Highest (1)(4)................ 29.08% to 30.24% 19.48% to 20.56% 39.53% to 40.79% 27.06% to 28.20%
2002
Units (In Thousands)..................................           15,060           12,268           11,447           22,140
Unit Fair Value, Lowest to Highest (1)................  $8.11 to $25.66  $9.78 to $25.64  $8.32 to $12.09  $7.48 to $23.03
Net Assets (In Thousands).............................         $276,980         $238,020         $130,816         $326,228
Investment Income Ratio to Net Assets (2).............            0.54%            2.27%            0.00%            1.61%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%
Total Return, Lowest to Highest (1)(4)................     -27% to -26%     -15% to -14%             -29%     -23% to -22%
2001
Units (In Thousands)..................................           13,264           11,138           10,503           17,015
Unit Fair Value, Lowest to Highest (1)................ $10.98 to $35.04 $11.35 to $30.04 $11.67 to $17.12  $9.62 to $29.91
Net Assets (In Thousands).............................         $356,701         $265,724         $171,692         $346,931
Investment Income Ratio to Net Assets (2).............           13.53%            9.67%           24.84%            1.17%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%
Total Return, Lowest to Highest (1)(4)................     -18% to -17%       -7% to -6%             -24%     -13% to -12%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of units values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.


      FI                           T. Rowe Price                        Harris          Neuberger      T. Rowe Price
 International        Janus          Small Cap         Scudder       Oakmark Large   Berman Partners     Large Cap
     Stock           Mid Cap          Growth        Global Equity      Cap Value      Mid Cap Value       Growth
  Investment        Investment      Investment       Investment       Investment       Investment       Investment
   Division          Division        Division         Division         Division         Division         Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           3,484           13,348            4,703            2,140            3,060            1,946            3,290
 $9.92 to $13.85  $5.69 to $16.17 $12.64 to $14.08 $12.92 to $14.39 $11.53 to $14.56 $13.86 to $19.29  $8.23 to $12.13
         $43,984         $184,078          $61,843          $28,696          $37,504          $30,946          $33,520
           0.65%            0.00%            0.00%            2.04%            0.00%            0.32%            0.11%
  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%   0.60% to 0.90%
26.90% to 28.04% 33.38% to 35.10% 39.62% to 40.87% 29.29% to 30.45% 24.38% to 25.49% 35.30% to 36.52% 29.64% to 30.81%
           3,296           11,521            4,261            1,978            2,346            1,567            2,853
 $7.78 to $10.91  $4.22 to $12.07  $9.05 to $10.04  $9.90 to $11.03  $9.23 to $11.71 $10.24 to $14.13   $6.35 to $9.27
         $32,966         $119,020          $39,880          $20,476          $23,073          $18,286          $22,095
           0.89%            0.00%            0.00%            1.68%            3.31%            0.31%            0.26%
  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%
    -18% to -17%     -30% to -29%             -27%     -17% to -16%     -15% to -14%             -10%      -24% to 23%
           3,106            8,481            3,509            2,000            1,242            1,076            2,124
 $9.47 to $13.35  $5.95 to $17.08 $12.46 to $13.76 $11.79 to $12.88 $10.80 to $13.76 $11.44 to $15.63  $8.35 to $12.08
         $38,281         $125,185          $44,660          $21,106          $14,336          $14,115          $21,111
           3.67%            0.00%            8.16%           11.32%            0.15%            1.94%            0.06%
  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%   0.60% to 0.90%
    -21% to -20%     -37% to -33%       -10% to 2%     -16% to -15%       17% to 20%        -3% to 0%      -11% to -6%

                                                       Lehman Brothers
                                                       Aggregate Bond    Morgan Stanley    Russell 2000      Met/Putnam
                                                            Index          EAFE Index         Index           Voyager
                                                         Investment        Investment       Investment       Investment
                                                          Division          Division         Division         Division
                                                       ---------------- ---------------- ---------------- ----------------
2003
Units (In Thousands)..................................            4,064            2,676            2,085            1,913
Unit Fair Value, Lowest to Highest (1)................ $12.77 to $13.67  $7.85 to $10.37 $10.75 to $14.59   $4.38 to $4.78
Net Assets (In Thousands).............................          $54,994          $24,290          $27,726           $8,651
Investment Income Ratio to Net Assets (2).............            5.25%            1.48%            0.63%            0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%
Total Return, Lowest to Highest (1)(4)................   2.71% to 3.63% 36.41% to 37.70% 44.77% to 46.07% 24.78% to 25.91%
2002
Units (In Thousands)..................................            4,147            2,044            1,614            1,463
Unit Fair Value, Lowest to Highest (1)................ $12.43 to $13.19   $5.76 to $7.53   $7.43 to $9.99   $3.51 to $3.79
Net Assets (In Thousands).............................          $54,046          $13,496          $14,829           $5,253
Investment Income Ratio to Net Assets (2).............            2.81%            0.49%            0.59%            0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.50% to 0.90%
Total Return, Lowest to Highest (1)(4)................        9% to 10%             -17%     -21% to -20%     -30% to -29%
2001
Units (In Thousands)..................................            3,153            1,352              920              792
Unit Fair Value, Lowest to Highest (1)................ $11.38 to $11.97   $6.97 to $9.04  $9.42 to $12.56   $4.98 to $5.04
Net Assets (In Thousands).............................          $37,322          $10,800          $10,625           $4,001
Investment Income Ratio to Net Assets (2).............            1.29%            0.31%            0.26%            0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%
Total Return, Lowest to Highest (1)(4)................               7%     -22% to -21%         0% to 6%     -46% to -31%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                      Franklin
  State Street     MetLife Mid       Templeton      State Street                          Loomis
    Research        Cap Stock        Small Cap        Research           Davis            Sayles          Alger
     Aurora           Index            Growth      Large Cap Value   Venture Value      Small Cap     Equity Growth
   Investment      Investment        Investment      Investment       Investment        Investment     Investment
    Division        Division          Division        Division         Division          Division       Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- -------------
           3,372            2,338              329              103            1,322               30       721
$15.46 to $16.89 $11.04 to $12.13   $9.07 to $9.29 $10.70 to $10.86  $9.79 to $28.40 $9.27 to $205.39     $6.84
         $56,540          $27,925           $3,038           $1,110          $24,429           $4,423    $4,933
           0.00%            0.46%            0.00%            1.37%            0.37%            0.00%     0.06%
  0.60% to 0.90%   0.60% to 0.90%            0.90%            0.90%   0.60% to 0.90%   0.60% to 0.90%     0.60%
48.80% to 50.14% 33.76% to 34.96% 43.64% to 44.93% 34.47% to 35.68% 29.70% to 30.87% 35.25% to 36.47%    35.15%
           2,599            1,762              198               23              901               18       589
$10.30 to $11.25   $8.18 to $8.98   $6.31 to $6.41   $7.96 to $8.00  $7.48 to $21.70 $6.80 to $150.51     $5.06
         $29,061          $15,568           $1,266             $189          $13,430           $2,408    $2,983
           0.52%            0.35%            0.00%            0.92%            0.88%            0.11%     0.00%
  0.50% to 0.90%   0.50% to 0.90%            0.90%            0.90%   0.50% to 0.90%   0.50% to 0.90%     0.60%
    -22% to -21%     -16% to -15%             -28%             -20%     -17% to -16%             -22%      -33%
           1,317              867               52               --              297               11         6
$13.09 to $14.29  $9.62 to $10.56   $8.83 to $8.88              $--  $8.94 to $25.95 $8.66 to $191.87     $7.57
         $20,005           $9,019             $457              $--           $7,498           $1,926       $45
           0.38%            0.43%            0.00%               --            4.47%            7.28%     0.00%
  0.60% to 0.90%   0.60% to 0.90%            0.60%               --   0.60% to 0.90%   0.60% to 0.90%     0.60%
      16% to 19%        -1% to 3%     -12% to -11%               --      -11% to -9%       -9% to -4%      -16%

                                                                                             MFS          State Street
                                                                            MFS            Research         Research
                                                                      Investors Trust      Managers       Bond Income
                                                                        Investment        Investment       Investment
                                                                         Division          Division         Division
                                                                      ---------------- ---------------- ----------------
2003
Units (In Thousands).................................................              186               81            5,517
Unit Fair Value, Lowest to Highest (1)...............................   $7.96 to $8.33   $6.57 to $8.51 $12.89 to $27.12
Net Assets (In Thousands)............................................           $1,544             $669          $96,720
Investment Income Ratio to Net Assets (2)............................            0.25%            0.78%            3.06%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60% to 0.90%   0.60% to 0.90%   0.60% to 0.90%
Total Return, Lowest to Highest (1)(4)............................... 20.76% to 21.85% 23.00% to 24.10%   4.91% to 5.85%
2002
Units (In Thousands).................................................              104               47            5,564
Unit Fair Value, Lowest to Highest (1)...............................   $6.54 to $6.84   $5.29 to $6.86 $12.18 to $25.85
Net Assets (In Thousands)............................................             $694             $314          $93,158
Investment Income Ratio to Net Assets (2)............................            0.72%            0.30%            5.72%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60% to 0.90%   0.60% to 0.90%   0.60% to 0.90%
Total Return, Lowest to Highest (1)(4)...............................     -21% to -20%     -25% to -24%         7% to 8%
2001
Units (In Thousands).................................................               43               13            4,202
Unit Fair Value, Lowest to Highest (1)...............................   $8.19 to $8.57   $6.97 to $9.04 $11.23 to $24.08
Net Assets (In Thousands)............................................             $322             $151          $79,483
Investment Income Ratio to Net Assets (2)............................            0.00%            0.25%   5.64% to 7.28%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60% to 0.90%   0.60% to 0.90%    .45% to 0.90%
Total Return, Lowest to Highest (1)(4)...............................      -14% to -3%     -17% to -14%         7% to 8%

                                                                             FI
                                                                         Structured
                                                                           Equity
                                                                         Investment
                                                                          Division
                                                                      ----------------
2003
Units (In Thousands).................................................               49
Unit Fair Value, Lowest to Highest (1)...............................  $8.37 to $10.56
Net Assets (In Thousands)............................................             $505
Investment Income Ratio to Net Assets (2)............................            0.52%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60% to .90%
Total Return, Lowest to Highest (1)(4)............................... 25.79% to 26.92%
2002
Units (In Thousands).................................................               12
Unit Fair Value, Lowest to Highest (1)...............................   $6.59 to $8.32
Net Assets (In Thousands)............................................              $93
Investment Income Ratio to Net Assets (2)............................            0.89%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60% to .90%
Total Return, Lowest to Highest (1)(4)...............................     -19% to -17%
2001
Units (In Thousands).................................................                3
Unit Fair Value, Lowest to Highest (1)...............................            $8.19
Net Assets (In Thousands)............................................              $25
Investment Income Ratio to Net Assets (2)............................            0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)            0.60%
Total Return, Lowest to Highest (1)(4)...............................             -11%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                       Saloman
                       Brothers         Saloman        State Street         FI           Janus     Invesco    Invesco
  Harris Oakmark    Strategic Bond     Brothers          Research         Mid Cap        Aspen     VIF High  VIF Equity
  Focused Value      Opporunities   U.S. Government    Money Market    Opportunities     Growth     Yield      Income
    Investment        Investment      Investment        Investment      Investment     Investment Investment Investment
     Division          Division        Division          Division        Division       Division   Division   Division
------------------ ---------------- ---------------- ---------------- ---------------- ---------- ---------- ----------
               115              375              559            1,760               96      435         87         19
$219.73 to $225.05 $13.52 to $13.85 $12.82 to $13.13 $15.21 to $15.92 $11.50 to $11.67    $8.03      $9.21      $9.73
           $25,866           $5,163           $7,305          $27,346           $1,112   $3,500       $804       $184
             0.12%            1.70%            1.57%            0.78%            2.26%    0.10%      7.20%      1.26%
             0.90%            0.90%            0.90%   0.60% to 0.90%            0.90%    0.60%      0.60%      0.60%
  31.47% to 32.66% 11.62% to 12.62%   0.77% to 1.68%  -0.09% to 0.81% 41.26% to 42.53%   31.73%     25.04%     22.60%
                76              177              340            1,981               21      354         65         15
$167.13 to $169.65 $12.12 to $12.30 $12.72 to $12.91 $13.09 to $15.93   $8.14 to $8.19    $6.10      $7.37      $7.94
           $12,879           $2,174           $4,365          $30,811             $168   $2,163       $476       $125
             0.18%            6.33%            3.47%            1.57%            0.00%    0.03%     13.27%      1.74%
             0.90%            0.90%            0.90%   0.45% to 0.90%            0.90%    0.60%      0.60%      0.60%
       -10% to -9%        9% to 10%         7% to 8%         0% to 1%     -19% to -18%     -27%        -1%       -19%
                23               41               71            2,156               --      236         37         12
$184.98 to $186.09 $11.15 to $11.22 $11.89 to $11.96 $14.88 to $15.85              $--    $8.30      $7.46      $9.81
            $4,215             $465             $849          $32,726              $--   $1,959       $274       $122
             0.00%            0.00%            0.00%            4.18%               --    6.04%     20.89%      2.61%
             0.90%            0.90%            0.90%   0.60% to 0.90%               --    0.60%      0.60%      0.60%
        12% to 13%         3% to 4%               4%         3% to 4%               --     -19%       -15%        -7%

                                                                                    Franklin     Franklin
                                                                      Invesco VIF   Templeton   Templeton   Alliance
                                                                      Real Estate International Valuemark   Growth &
                                                                      Opportunity     Stock     Small Cap    Income
                                                                      Investment   Investment   Investment Investment
                                                                       Division     Division     Division   Division
                                                                      ----------- ------------- ---------- ----------
2003
Units (In Thousands).................................................       10          403          199        197
Unit Fair Value, Lowest to Highest (1)...............................   $17.79       $10.03        $6.76     $10.47
Net Assets (In Thousands)............................................     $179       $4,054       $1,346     $2,063
Investment Income Ratio to Net Assets (2)............................    1.49%        1.52%        0.00%      0.70%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60%        0.60%        0.60%      0.60%
Total Return, Lowest to Highest (1)(4)...............................   38.82%       32.55%       37.24%     32.18%
2002
Units (In Thousands).................................................       14          344          163        150
Unit Fair Value, Lowest to Highest (1)...............................   $12.82        $7.57        $4.93      $7.92
Net Assets (In Thousands)............................................     $179       $2,612         $801     $1,191
Investment Income Ratio to Net Assets (2)............................    1.40%        2.03%        0.51%      3.31%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60%        0.60%        0.60%      0.60%
Total Return, Lowest to Highest (1)(4)...............................      -6%         -18%         -29%       -22%
2001
Units (In Thousands).................................................        7          189           16         65
Unit Fair Value, Lowest to Highest (1)...............................   $12.05        $9.27        $6.91     $10.19
Net Assets (In Thousands)............................................      $89       $1,767         $103       $656
Investment Income Ratio to Net Assets (2)............................    1.16%       14.19%        0.05%      0.91%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60%        0.60%        0.60%      0.60%
Total Return, Lowest to Highest (1)(4)...............................       1%         -16%          -9%         2%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                      Fidelity                                                   American
                                       Asset                   American        American           Funds
   Alliance     Alliance   Fidelity   Manager    Fidelity       Funds            Funds            Global
Premier Growth Technology Contrafund   Growth     Growth        Growth       Growth-Income      Small Cap
  Investment   Investment Investment Investment Investment    Investment      Investment        Investment
   Division     Division   Division   Division   Division      Division        Division          Division
-------------- ---------- ---------- ---------- ---------- ---------------- ---------------- ----------------
        14           10         97         54         47                417              525              378
     $6.10        $4.54      $9.18      $8.00      $6.27   $60.53 to $62.00 $38.04 to $38.96 $15.06 to $15.42
       $84          $46       $894       $433       $296            $25,760          $20,369           $5,801
     0.00%        0.00%      0.15%      2.96%      0.08%              0.13%            1.18%            0.49%

     0.60%        0.60%      0.60%      0.60%      0.60%              0.90%            0.90%            0.90%
    23.37%       43.79%     28.35%     23.15%     32.78%   35.59% to 36.81% 31.25% to 32.43% 52.16% to 53.53%
         9            6         35         20         28                221              287              203
     $4.94        $3.16      $7.16      $6.50      $4.72   $44.64 to $45.32 $28.98 to $29.42  $9.90 to $10.05
       $42          $18       $249       $131       $134             $9,992           $8,408           $2,033
     0.00%        5.08%      0.14%      3.23%      0.12%              0.05%            1.74%            0.81%

     0.60%        0.60%      0.60%      0.60%      0.60%              0.90%            0.90%            0.90%
      -31%         -42%       -10%       -18%       -30%       -25% to -24%     -19% to -18%     -20% to -19%
        14            2          3         13         13                 53               68               49
     $7.15        $5.43      $7.96      $7.89      $6.77   $59.63 to $59.99 $35.81 to $36.03 $12.34 to $12.41
       $98          $13        $24        $95        $87             $3,176           $2,453             $619
     0.00%        6.23%      0.00%      0.00%      0.00%              4.25%            0.82%            1.15%

     0.60%        0.60%      0.60%      0.60%      0.60%              0.90%            0.90%            0.90%
      -14%         -35%       -12%       -10%       -20%       -15% to -14%              -3%       -9% to -8%

                                                                         JPM                            MFS
                                                                       Enhanced   T. Rowe Price      Research
                                                                        Index     Mid Cap Growth   International
                                                                      Investment    Investment      Investment
                                                                       Division      Division        Division
                                                                      ---------- ---------------- ----------------
2003
Units (In Thousands).................................................      --                 527              151
Unit Fair Value, Lowest to Highest (1)...............................     $--      $6.28 to $6.43   $9.70 to $9.94
Net Assets (In Thousands)............................................     $--              $3,375           $1,497
Investment Income Ratio to Net Assets (2)............................      --               0.00%            0.97%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)      --               0.90%            0.90%
Total Return, Lowest to Highest (1)(4)...............................      --    35.90% to 37.12% 31.01% to 32.19%
2002
Units (In Thousands).................................................       1                 294               95
Unit Fair Value, Lowest to Highest (1)...............................   $6.09      $4.62 to $4.69   $7.41 to $7.52
Net Assets (In Thousands)............................................      $8              $1,373             $714
Investment Income Ratio to Net Assets (2)............................   1.78%               0.82%            0.25%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60%               0.90%            0.90%
Total Return, Lowest to Highest (1)(4)...............................    -25%                -44%             -12%
2001
Units (In Thousands).................................................       1                  68               28
Unit Fair Value, Lowest to Highest (1)...............................   $8.12      $8.32 to $8.37   $8.44 to $8.50
Net Assets (In Thousands)............................................      $5                $564             $238
Investment Income Ratio to Net Assets (2)............................   0.00%               0.00%            0.07%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60%               0.90%            0.90%
Total Return, Lowest to Highest (1)(4)...............................     -9%        -16% to -15%     -13% to -12%

                                                                        PIMCO Total
                                                                          Return
                                                                        Investment
                                                                         Division
                                                                      ----------------
2003
Units (In Thousands).................................................            1,042
Unit Fair Value, Lowest to Highest (1)............................... $11.96 to $12.25
Net Assets (In Thousands)............................................          $12,697
Investment Income Ratio to Net Assets (2)............................            2.70%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)            0.90%
Total Return, Lowest to Highest (1)(4)...............................   3.59% to 4.52%
2002
Units (In Thousands).................................................              534
Unit Fair Value, Lowest to Highest (1)............................... $11.55 to $11.72
Net Assets (In Thousands)............................................           $6,214
Investment Income Ratio to Net Assets (2)............................            0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)            0.90%
Total Return, Lowest to Highest (1)(4)...............................        9% to 10%
2001
Units (In Thousands).................................................              103
Unit Fair Value, Lowest to Highest (1)............................... $10.64 to $10.70
Net Assets (In Thousands)............................................           $1,103
Investment Income Ratio to Net Assets (2)............................            2.37%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)            0.90%
Total Return, Lowest to Highest (1)(4)...............................               6%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                   Lord Abbett        Met/Aim          Met/Aim                            Janus       Lord Abbett
     PIMCO            Bond            Mid Cap         Small Cap      Harris Oakmark     Aggressive     Growth &
   Innovation       Debenture       Core Equity         Growth       International        Growth        Income
   Investment      Investment       Investment        Investment       Investment       Investment    Investment
    Division        Division         Division          Division         Division         Division      Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- -----------
             932              876               92               60               72              569         3
  $4.72 to $4.83 $12.87 to $14.95 $10.69 to $10.85 $10.46 to $10.62 $11.23 to $11.40   $6.89 to $7.06     $8.10
          $4,481          $12,042             $989             $643             $814           $4,003   $20,529
           0.00%            1.85%            1.35%            0.00%            1.84%            0.00%     0.00%
           0.90%   0.45% to 0.90%            0.90%            0.90%            0.90%            0.90%     0.60%
56.44% to 57.84% 17.17% to 19.52% 25.29% to 26.42% 37.84% to 39.08% 34.16% to 35.37% 28.77% to 29.93%    29.15%
             416              748               30               15               18              381        --
  $3.01 to $3.06 $10.87 to $12.51   $8.53 to $8.58   $7.59 to $7.63   $8.37 to $8.42   $5.35 to $5.43       $--
          $1,269           $8,597             $253             $116             $150           $2,045       $--
           0.00%           11.43%            0.00%            0.00%            0.00%            0.00%        --
           0.90%   0.45% to 0.90%            0.90%            0.90%            0.90%            0.90%        --
            -51%         0% to 1%     -15% to -14%             -24%             -16%             -31%        --
             121              774               --               --               --              122        --
  $6.15 to $6.19 $10.83 to $12.35              $--              $--              $--   $7.73 to $7.82       $--
            $749           $8,845              $--              $--              $--             $953       $--
           0.00%           11.73%               --               --               --            0.00%        --
           0.90%   0.45% to 0.90%               --               --               --            0.90%        --
            -25%       -2% to -1%               --               --               --     -23% to -22%        --

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)


7.  CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS

   Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio; and State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

   Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

   Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio.

   Effective May, 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

   Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

   Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged respectively into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund.

   Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value Portfolio changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

   Effective July 1, 2001, State Street Research became the sub-investment manager of the State Street Research Bond Income Portfolio (formerly Back Bay Advisers Bond Income Portfolio) of the New England Zenith Series Fund.

   Effective May 1, 2001, State Street Research Growth Portfolio changed its name to State Street Research Investment Trust Portfolio.

                                    METFLEX
               A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY

                     Metropolitan Life Separate Account UL

                 Issued by Metropolitan Life Insurance Company

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2004

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated May 1, 2004 for MetFlex--A Flexible Premium Variable Universal Life Policy. A copy of that prospectus may be obtained by writing to MetLife SBR, 485-B Route 1 South, Suite 420, Iselin, NJ 08830.

                               TABLE OF CONTENTS


        The Company and the Separate Account....................... 3
        Additional Information about the Operations of the Policies 3
         Limits to MetLife's Right to Challenge the Policy......... 3
         Misstatement of Age or Sex................................ 3
         Dividends................................................. 3
         Payment and Deferment..................................... 3
        Additional Information about Voting........................ 4
        Restrictions on Financial Transactions..................... 4
        Additional Information about Commissions................... 4
        Legal and Actuarial Matters................................ 4
        Experts.................................................... 5
        Financial Statements....................................... 5

                     THE COMPANY AND THE SEPARATE ACCOUNT

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately 12 million individuals in the United States and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 8 countries serving approximately 8 million customers.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

For more information about MetLife, please visit our website at www.metlife.com

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

Limits To Metlife's Right To Challenge The Policy

We will not contest:
..  Your Policy after 2 Policy years from issue or reinstatement (excluding riders added later).
..  An increase in a death benefit after it has been in effect for two years.

Misstatement Of Age Or Sex

We will adjust benefits to reflect the correct age and sex of the insured, if this information isn't correct in the Policy application.

Dividends

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

Payment and Deferment

We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
..  The New York Stock Exchange has an unscheduled closing.
..  There is an emergency so that we could not reasonably determine the investment experience of a Policy.
.. The Securities and Exchange Commission by order permits us to do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).
..  With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

                      ADDITIONAL INFORMATION ABOUT VOTING

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
.. Your Policy's cash value in the corresponding investment division; by .. The net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Policy owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

If mandated under money laundering or anti-terrorist laws, or other applicable law, we may be required to reject a premium payment or refuse to honor any request for transfers, withdrawals, surrenders, loans, or death benefits, until we receive instructions from the appropriate regulator.

                   ADDITIONAL INFORMATION ABOUT COMMISSIONS

Maximum commissions are generally:
..  Policy Year 1:
  28% of premiums paid up to the target premium
  2.5% of premiums paid above the target premium
..  Policy Years 2-4:
  8.25% of premiums paid up to the target premium
  2.5% of premiums paid above the target premium
..  Policy Years 5-7:
  2.5% of premiums paid up to the target premium
  2.5% of premiums paid above the target premium
..  Policy Years 8 and Later:
  2.5% of premiums paid up to the target premium
  2.5% of premiums paid above the target premium
  We may pay up to .10% of the cash value of a Policy in certain circumstances.

We paid commissions of $5,295,786, $5,115,258 and $2,617,461 in 2001, 2002 and
2003 respectively. The amount of revenues we received from sales charges was less than the amount of commissions we paid in each of these three years.

                          LEGAL AND ACTUARIAL MATTERS

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Policies. The law firm of Foley & Lardner LLP, Washington, D.C., has advised us on certain matters relating to the federal securities laws.


Sebastian Janssen, FSA, MAAA, Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in his opinion filed as an exhibit to the registration statement.

MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, MetLife believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it or the Separate Account.

                                    EXPERTS


The financial statements included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is 201 E. Kennedy Boulevard, Tampa, Florida 33602.


                             FINANCIAL STATEMENTS

The financial statements of MetLife are attached to the Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

                         Independent Auditors' Report

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1, the Company changed its method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle.

DELOITTE & TOUCHE LLP

New York, New York
April 9, 2004

             Metropolitan Life Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                          December 31, 2003 and 2002
            (Dollars in millions, except share and per share data)

                                                                                                   2003     2002
                                                                                                 -------- --------
Assets
Investments:
    Fixed maturities available-for-sale, at fair value (amortized cost: $134,844 and $117,528, respectively)................................................................ $143,148 $124,260
    Equity securities, at fair value (cost: $893 and $1,495, respectively)......................    1,246    1,551
    Mortgage loans on real estate...............................................................   26,637   25,353
    Policy loans................................................................................    8,180    8,047
    Real estate and real estate joint ventures held-for-investment..............................    3,163    3,050
    Real estate held-for-sale...................................................................       89      799
    Other limited partnership interests.........................................................    2,461    2,380
    Short-term investments......................................................................    1,320    1,199
    Other invested assets.......................................................................    4,803    3,419
                                                                                                 -------- --------
       Total investments........................................................................  191,047  170,058
Cash and cash equivalents.......................................................................    2,393    1,106
Accrued investment income.......................................................................    1,922    1,889
Premiums and other receivables..................................................................    6,193    6,721
Deferred policy acquisition costs...............................................................   10,232    9,666
Other assets....................................................................................    5,817    6,084
Separate account assets.........................................................................   63,661   53,912
                                                                                                 -------- --------
       Total assets............................................................................. $281,265 $249,436
                                                                                                 ======== ========
Liabilities and Stockholder's Equity
Liabilities:
    Future policy benefits...................................................................... $ 86,802 $ 86,039
    Policyholder account balances...............................................................   61,725   54,464
    Other policyholder funds....................................................................    6,948    6,206
    Policyholder dividends payable..............................................................    1,046    1,025
    Policyholder dividend obligation............................................................    2,130    1,882
    Short-term debt.............................................................................    3,536      912
    Long-term debt..............................................................................    2,055    2,624
    Shares subject to mandatory redemption......................................................      277       --
    Current income taxes payable................................................................      792      873
    Deferred income taxes payable...............................................................    2,698    1,947
    Payables under securities loaned transactions...............................................   24,065   16,321
    Other liabilities...........................................................................    8,057    6,889
    Separate account liabilities................................................................   63,661   53,912
                                                                                                 -------- --------
       Total liabilities........................................................................  263,792  233,094
                                                                                                 -------- --------
Company-obligated mandatorily redeemable securities of subsidiary trusts........................       --      277
                                                                                                 -------- --------

Stockholder's Equity:
Preferred stock, par value $1,000 per share; 110,000 shares authorized; 93,402 shares issued and
 outstanding at December 31, 2003...............................................................       93       --
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares
 issued and outstanding at December 31, 2003 and 2002...........................................        5        5
Additional paid-in capital......................................................................   13,730   13,474
Retained earnings...............................................................................    1,261      708
Accumulated other comprehensive income..........................................................    2,384    1,878
                                                                                                 -------- --------
       Total stockholder's equity...............................................................   17,473   16,065
                                                                                                 -------- --------
       Total liabilities and stockholder's equity............................................... $281,265 $249,436
                                                                                                 ======== ========

         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                       Consolidated Statements of Income

             For the years ended December 31, 2003, 2002 and 2001
                             (Dollars in millions)

                                                                                 2003     2002    2001
                                                                               -------  -------  -------
Revenues
Premiums...................................................................... $18,151  $18,461  $17,023
Universal life and investment-type product policy fees........................   1,921    1,927    1,874
Net investment income.........................................................  10,357   10,631   11,054
Other revenues................................................................   1,062    1,354    1,532
Net investment gains (losses) (net of amounts allocable from other accounts of
  ($259), ($139) and ($33), respectively).....................................    (287)    (697)     951
                                                                               -------  -------  -------
   Total revenues.............................................................  31,204   31,676   32,434
                                                                               -------  -------  -------
Expenses
Policyholder benefits and claims (excludes amounts directly related to net
  investment gains (losses) of ($233), ($150) and ($54), respectively)........  18,677   18,860   18,265
Interest credited to policyholder account balances............................   2,379    2,711    3,035
Policyholder dividends........................................................   1,897    1,911    2,060
Other expenses (excludes amounts directly related to net investment gains
  (losses) of ($26), $11 and $21, respectively)...............................   5,836    6,543    6,920
                                                                               -------  -------  -------
   Total expenses.............................................................  28,789   30,025   30,280
                                                                               -------  -------  -------
Income from continuing operations before provision for income taxes...........   2,415    1,651    2,154
Provision for income taxes....................................................     688      510      774
                                                                               -------  -------  -------
Income from continuing operations.............................................   1,727    1,141    1,380
Income from discontinued operations, net of income taxes......................     300      471      107
                                                                               -------  -------  -------
Income before cumulative effect of change in accounting.......................   2,027    1,612    1,487
Cumulative effect of change in accounting, net of income taxes................     (26)      --       --
                                                                               -------  -------  -------
Net income.................................................................... $ 2,001  $ 1,612  $ 1,487
                                                                               =======  =======  =======


         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                Consolidated Statements of Stockholder's Equity

             For the years ended December 31, 2003, 2002 and 2001

                             (Dollars in millions)




                                                                         Additional
                                                        Preferred Common  Paid-in   Retained
                                                          Stock   Stock   Capital   Earnings
                                                        --------- ------ ---------- --------
Balance at December 31, 2000...........................    $--     $ 5    $14,549   $   407
Sale of subsidiary to the Holding Company..............                        96
Issuance of warrants--by subsidiary....................                        40
Dividends on common stock..............................                    (1,860)   (1,894)
Comprehensive income:
   Net income..........................................                               1,487
   Other comprehensive income:
      Cumulative effect of change in accounting
       for derivatives, net of income taxes and
       reclassification adjustment.....................
      Unrealized gains on derivative instruments,
       net of income taxes.............................
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................
      Foreign currency translation adjustment..........
      Minimum pension liability adjustment.............

      Other comprehensive income.......................

   Comprehensive income................................
                                                           ---     ---    -------   -------
Balance at December 31, 2001...........................     --       5     12,825        --
Sale of subsidiary to the Holding Company..............                       149
Capital contribution from the Holding Company..........                       500
Dividends on common stock..............................                                (904)
Comprehensive income:
   Net income..........................................                               1,612
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................
      Foreign currency translation adjustment..........

      Other comprehensive income.......................

   Comprehensive income................................
                                                           ---     ---    -------   -------
Balance at December 31, 2002...........................     --       5     13,474       708
Issuance of preferred stock--by subsidiary.............     93
Issuance of shares--by subsidiary......................                        24
Issuance of stock options..............................                         2
Sale of subsidiaries to the Holding Company or
 affiliate.............................................                       261
Capital contribution from the Holding Company..........                         2
Return of capital to the Holding Company...............                       (33)
Dividends on common stock..............................                              (1,448)
Comprehensive income:
   Net income..........................................                               2,001
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................
      Foreign currency translation adjustment..........
      Minimum pension liability adjustment.............

      Other comprehensive income.......................

   Comprehensive income................................
                                                           ---     ---    -------   -------
Balance at December 31, 2003...........................    $93     $ 5    $13,730   $ 1,261
                                                           ===     ===    =======   =======

                                                        Accumulated Other Comprehensive Income (Loss)
                                                        --------------------------------------------
                                                             Net            Foreign       Minimum
                                                          Unrealized       Currency       Pension
                                                          Investment      Translation    Liability
                                                        (Losses) Gains    Adjustment     Adjustment    Total
                                                        --------------    -----------    ----------   -------
Balance at December 31, 2000...........................     $1,183           $(100)        $ (28)     $16,016
Sale of subsidiary to the Holding Company..............                                                    96
Issuance of warrants--by subsidiary....................                                                    40
Dividends on common stock..............................                                                (3,754)
Comprehensive income:
   Net income..........................................                                                 1,487
   Other comprehensive income:
      Cumulative effect of change in accounting
       for derivatives, net of income taxes and
       reclassification adjustment.....................         22                                         22
      Unrealized gains on derivative instruments,
       net of income taxes.............................         24                                         24
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................        570                                        570
      Foreign currency translation adjustment..........                        (39)                       (39)
      Minimum pension liability adjustment.............                                      (18)         (18)
                                                                                                      -------
      Other comprehensive income.......................                                                   559
                                                                                                      -------
   Comprehensive income................................                                                 2,046
                                                            ------           -----         -----      -------
Balance at December 31, 2001...........................      1,799            (139)          (46)      14,444
Sale of subsidiary to the Holding Company..............                                                   149
Capital contribution from the Holding Company..........                                                   500
Dividends on common stock..............................                                                  (904)
Comprehensive income:
   Net income..........................................                                                 1,612
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................        (58)                                       (58)
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................        250                                        250
      Foreign currency translation adjustment..........                         72                         72
                                                                                                      -------
      Other comprehensive income.......................                                                   264
                                                                                                      -------
   Comprehensive income................................                                                 1,876
                                                            ------           -----         -----      -------
Balance at December 31, 2002...........................      1,991             (67)          (46)      16,065
Issuance of preferred stock--by subsidiary.............                                                    93
Issuance of shares--by subsidiary......................                                                    24
Issuance of stock options..............................                                                     2
Sale of subsidiaries to the Holding Company or
 affiliate.............................................                                                   261
Capital contribution from the Holding Company..........                                                     2
Return of capital to the Holding Company...............                                                   (33)
Dividends on common stock..............................                                                (1,448)
Comprehensive income:
   Net income..........................................                                                 2,001
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................       (228)                                      (228)
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................        642                                        642
      Foreign currency translation adjustment..........                        174                        174
      Minimum pension liability adjustment.............                                      (82)         (82)
                                                                                                      -------
      Other comprehensive income.......................                                                   506
                                                                                                      -------
   Comprehensive income................................                                                 2,507
                                                            ------           -----         -----      -------
Balance at December 31, 2003...........................     $2,405           $ 107         $(128)     $17,473
                                                            ======           =====         =====      =======

         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                     Consolidated Statements of Cash Flows

             For the years ended December 31, 2003, 2002 and 2001
                             (Dollars in millions)

                                                                          2003      2002      2001
                                                                        --------  --------  --------
Cash flows from operating activities
Net income............................................................. $  2,001  $  1,612  $  1,487
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Depreciation and amortization expenses..............................      386       432       521
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................     (162)     (456)     (560)
   (Gains) losses from sales of investments and businesses, net........      125       256      (918)
   Interest credited to other policyholder account balances............    2,379     2,711     3,035
   Universal life and investment-type product policy fees..............   (1,921)   (1,927)   (1,874)
   Change in premiums and other receivables............................      (81)   (1,878)     (612)
   Change in deferred policy acquisition costs, net....................     (902)     (766)     (553)
   Change in insurance-related liabilities.............................    4,210     4,550     3,463
   Change in income taxes payable......................................      250       684       871
   Change in other liabilities.........................................      725       106      (226)
   Other, net..........................................................     (485)     (937)     (946)
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    6,525     4,387     3,688
                                                                        --------  --------  --------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturities....................................................   69,292    61,473    51,479
   Equity securities...................................................      576     2,676     2,116
   Mortgage loans on real estate.......................................    3,221     2,555     1,834
   Real estate and real estate joint ventures..........................      888       714     1,131
   Other limited partnership interests.................................      307       209       396
Purchases of:
   Fixed maturities....................................................  (90,122)  (79,509)  (51,122)
   Equity securities...................................................     (104)   (1,235)   (3,323)
   Mortgage loans on real estate.......................................   (4,354)   (3,111)   (3,310)
   Real estate and real estate joint ventures..........................     (310)      (28)     (665)
   Other limited partnership interests.................................     (588)     (447)     (424)
Net change in short-term investments...................................     (183)     (308)     (303)
Proceeds from sales of businesses......................................    1,995       749       831
Net change in payable under securities loaned transactions.............    7,744     3,659       361
Other, net.............................................................   (1,141)     (815)     (510)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $(12,779) $(13,418) $ (1,509)
                                                                        ========  ========  ========


         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

             For the years ended December 31, 2003, 2002 and 2001
                             (Dollars in millions)

                                                                         2003      2002      2001
                                                                       --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits........................................................... $ 29,054  $ 30,457  $ 31,407
   Withdrawals........................................................  (22,268)  (24,880)  (27,846)
Net change in short-term debt.........................................    2,624       567      (740)
Long-term debt issued.................................................      145       537       353
Long-term debt repaid.................................................     (714)     (221)   (1,379)
Capital contribution from the Holding Company.........................      148       649        96
Net proceeds from issuance of company-obligated mandatorily redeemable
  securities of subsidiary trust......................................       --        --       197
Dividends on common stock.............................................   (1,448)     (904)   (3,754)
                                                                       --------  --------  --------
Net cash provided by (used in) financing activities...................    7,541     6,205    (1,666)
                                                                       --------  --------  --------
Change in cash and cash equivalents...................................    1,287    (2,826)      513
Cash and cash equivalents, beginning of year..........................    1,106     3,932     3,419
                                                                       --------  --------  --------
Cash and cash equivalents, end of year................................ $  2,393  $  1,106  $  3,932
                                                                       ========  ========  ========
Supplemental disclosures of cash flow information:
   Cash paid (refunded) during the year:
       Interest....................................................... $    344  $    267  $    346
                                                                       ========  ========  ========
       Income taxes................................................... $    789  $     96  $   (335)
                                                                       ========  ========  ========
   Non-cash transactions during the year:
       Business dispositions--assets.................................. $  5,506  $ 17,276  $  6,162
                                                                       ========  ========  ========
       Business dispositions--liabilities............................. $  3,511  $ 16,547  $  5,263
                                                                       ========  ========  ========
       Mortgage note on sale of real estate........................... $     --  $     --  $  1,530
                                                                       ========  ========  ========
       Purchase money mortgage on real estate sale.................... $    196  $    954  $     --
                                                                       ========  ========  ========
       Real estate acquired in satisfaction of debt................... $     14  $     30  $     30
                                                                       ========  ========  ========


         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements

1.  Summary of Accounting Policies

Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. The Company offers life insurance, annuities, and mutual funds to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company"). The Company offered automobile and homeowners insurance through Metropolitan Property and Casualty Insurance Company, which was sold to the Holding Company in 2003.

Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has a majority voting interest; and (iii) variable interest entities ("VIEs") created or acquired on or after February 1, 2003 of which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 6. Intercompany accounts and transactions have been eliminated.

   Metropolitan Insurance and Annuity Company ("MIAC" ), which was sold to MetLife in 2001; Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to MetLife in 2002; and Metropolitan Property and Casualty Insurance Company and its subsidiaries, Metropolitan Tower Life Insurance Company, MetLife General Insurance Agency, Inc. and its subsidiaries, MetLife Securities, Inc. and N.L. Holding Corporation and its subsidiaries, which were sold to MetLife in 2003, are included in the accompanying financial statements until the date of sale. See Note 17.

   The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

   Minority interest related to consolidated entities included in other liabilities was $1,233 million and $481 million at December 31, 2003 and 2002, respectively. This increase was the direct result of the change in Metropolitan Life's ownership of Reinsurance Group of America Incorporated ("RGA") to approximately 52% in 2003 as compared to 58% in 2002.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

             Metropolitan Life Insurance Company and Subsidiaries

Summary of Critical Accounting Estimates

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

  Investments

   The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) unfavorable changes in forecasted cash flows on asset-backed securities; and (vii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  Derivatives

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that embed derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported

             Metropolitan Life Insurance Company and Subsidiaries at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition cost ("DAC"), including value of business acquired ("VOBA"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Future Policy Benefits

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   The Company also establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions with respect to current developments, anticipated trends and risk management strategies.

   Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

  Reinsurance

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to

             Metropolitan Life Insurance Company and Subsidiaries establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumption used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. It is possible that an adverse outcome in certain of the Company's litigation, including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Employee Benefit Plans

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm to aid it in selecting appropriate assumptions and valuing its related liabilities. The actuarial assumptions used in the calculation of the Company's aggregate projected benefit obligation may vary and include an expectation of long-term market appreciation in equity markets which is not changed by minor short-term market fluctuations, but does change when large interim deviations occur. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

Significant Accounting Policies

  Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other- than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of

             Metropolitan Life Insurance Company and Subsidiaries securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

   Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company regularly reviews residual values and impairs residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

             Metropolitan Life Insurance Company and Subsidiaries

  Structured Investment Transactions

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on these beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). The SPEs used to securitize assets are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 31, 2003), Consolidation of Variable Interest Entities, An Interpretation of ARB No. 51 ("FIN 46(r)"). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains and losses.

  Derivative Financial Instruments

   The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its insurance subsidiaries' Derivatives Use Plans approved by the applicable state insurance departments. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge

             Metropolitan Life Insurance Company and Subsidiaries accounting, according to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instruments effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and
(v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities, and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive

             Metropolitan Life Insurance Company and Subsidiaries income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

   The Company uses forward exchange contracts that provide an economic hedge on portions of its net investments in foreign operations against adverse movements in foreign currency exchange rates. Unrealized losses on instruments so designated are recorded as components of accumulated other comprehensive income.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a credit default swap and a U.S. Treasury or Agency security, to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2003 and 2002, 23 and 18, respectively, of such RSATs, with notional amounts totaling $479 million and $275 million, respectively, were outstanding. The Company records both the premiums received on the credit default swaps over the life of the contracts and changes in their fair value in net investment gains and losses.

   The Company enters into written covered calls to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received over the life of the contract and changes in fair value of such options as net investment gains and losses.

  Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and

             Metropolitan Life Insurance Company and Subsidiaries amortization of property, equipment and leasehold improvements was $394 million and $368 million at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $101 million, $81 million and $96 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $376 million and $297 million at December 31, 2003 and 2002, respectively. Related amortization expense was $139 million, $153 million and $106 million for the years ended December 31, 2003, 2002 and 2001, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

   DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   DAC for property and casualty insurance contracts, which is primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

  Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets,

             Metropolitan Life Insurance Company and Subsidiaries

("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

   Changes in goodwill were as follows:

                                            Years Ended December 31,
                                            -----------------------
                                             2003     2002    2001
                                             -----    -----   ----
                                            (Dollars in millions)
                 Net balance at January 1.. $ 405    $ 575    $703
                 Acquisitions..............     3        7      20
                 Amortization..............    --       --     (47)
                 Impairment losses.........    --       (2)    (61)
                 Disposition and other.....  (190)    (175)    (40)
                                             -----    -----   ----
                 Net balance at December 31 $ 218    $ 405    $575
                                             =====    =====   ====

   Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                ------------------
                                                2003         2002
                                                ----         ----
                                                (Dollars in millions)
                       Accumulated amortization $32          $71
                                                ===          ===

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  Other Revenues

   Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are

             Metropolitan Life Insurance Company and Subsidiaries performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Participating Business

   Participating business represented approximately 13% and 16% of the Company's life insurance in-force, and 88% and 89% of the number of life insurance policies in-force, at December 31, 2003 and 2002, respectively. Participating policies represented approximately 40% and 41%, 40% and 41%, and 44% and 46% of gross and net life insurance premiums for the years ended December 31, 2003, 2002 and 2001, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

  Income Taxes

   The Holding Company and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenue.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and

             Metropolitan Life Insurance Company and Subsidiaries liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges are included in universal life and investment-type product fees. See "--Application of Recent Accounting Pronouncements."

  Stock-Based Compensation

   Effective January 1, 2003, MetLife and the Company account for stock-based compensation plans using the prospective fair value method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS 148, Accounting for Stock-Based Compensation--Transition and Disclosure ("SFAS 148"). MetLife allocates 100% of stock option expense to the Company.

   Stock-based compensation grants prior to January 1, 2003 are accounted for using the accounting method prescribed by Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB 25") and Note 14 includes the pro forma disclosures required by SFAS No. 123, as amended.

  Foreign Currency

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Application of Recent Accounting Pronouncements

   Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note 2). The initial adoption of EITF 03-1, which only required additional disclosures, did not have a material impact on the Company's consolidated financial statements.

   In December, 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined

             Metropolitan Life Insurance Company and Subsidiaries postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revises disclosure requirements. In January 2004, the FASB issued FASB Staff Position ("FSP") No. 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-1") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company has elected to defer the accounting until further guidance is issued by the FASB. The measurements of the Company's postretirement accumulated benefit plan obligation and net periodic benefit cost disclosed in Note 13 do not reflect the effects of the new legislation. The guidance, when issued, could require the Company to change previously reported information.

   In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company increased future policyholder benefits for various guaranteed minimum death and income benefits net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts of approximately $61 million, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC, which has been the Company's accounting treatment. Effective January 1, 2004, the Company reclassified $116 million of ownership in its own separate accounts from other assets to fixed maturities available-for-sale and equity securities. This reclassification will have no effect on net income or other comprehensive income. In accordance with SOP 03-1's revised definition of a separate account, effective January 1, 2004, the Company also reclassified $1,678 million of separate account assets to general account investments and $1,678 million of separate account liabilities to future policy benefits and policyholder account balances. The net cumulative effect of this reclassification was insignificant.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of July 1, 2003, required the Company to reclassify $277 million of company-obligated mandatorily redeemable securities of subsidiary trusts from mezzanine equity to liabilities.

   In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain

             Metropolitan Life Insurance Company and Subsidiaries reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 and required the Company to increase policyholder account balances by $40 million, to decrease other invested assets by $1 million and increase DAC by $2 million. These amounts, net of income taxes of $13 million, were recorded as a cumulative effect of a change in accounting. As a result of the adoption of Issue B36, the Company recognized investment gains of $9 million, net of income tax, for the three month period ended December 31, 2003.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on the consolidated financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). Certain of the Company's asset-backed securitizations, collateralized debt obligations, structured investment transactions, and investments in real estate joint ventures and other limited partnership interests meet the definition of a variable interest entity ("VIE") and must be consolidated, in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 12.

   Effective January 1, 2003, MetLife and the Company adopted SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure ("SFAS 148"), which provides guidance on how to apply the fair value method of accounting and use the prospective transition method for stock options granted by the Holding Company and the Company subsequent to December 31, 2002. As permitted under SFAS 148, options granted prior to January 1, 2003 will continue to be accounted for under Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005. See Note 14.

             Metropolitan Life Insurance Company and Subsidiaries

   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2003 were not significant.

   Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS 144. SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 18.

   Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142 was $47 million for the year ended December 31, 2001. Amortization of other intangible assets was not material for the years ended December 31, 2003, 2002 and 2001. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002 and recorded a $5 million charge to earnings relating to the impairment of certain goodwill assets as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

   Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. In accordance with SFAS 141, the elimination of $5 million of negative goodwill was reported in net income in the first quarter of 2002 as a cumulative effect of a change in accounting.

             Metropolitan Life Insurance Company and Subsidiaries

   In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-- a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income. The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed maturities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

             Metropolitan Life Insurance Company and Subsidiaries

2. Investments

Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                               Gross
                                                   Cost or  Unrealized
                                                  Amortized ----------- Estimated
                                                    Cost     Gain  Loss Fair Value
                                                  --------- ------ ---- ----------
                                                       (Dollars in millions)
Fixed Maturities:
   Bonds:
       U.S. corporate securities................. $ 49,466  $3,486 $228  $ 52,724
       Mortgage-backed securities................   28,049     687   81    28,655
       Foreign corporate securities..............   18,680   2,005   70    20,615
       U.S. treasuries/agencies..................   13,249   1,208   23    14,434
       Asset-backed securities...................   10,414     169   54    10,529
       Commercial mortgage-backed securities.....    9,080     480   15     9,545
       Foreign government securities.............    4,847     752   20     5,579
       States and political subdivisions.........      282      11    8       285
       Other fixed income assets.................      232     138   62       308
                                                  --------  ------ ----  --------
          Total bonds............................  134,299   8,936  561   142,674
   Redeemable preferred stocks...................      545       2   73       474
                                                  --------  ------ ----  --------
          Total fixed maturities................. $134,844  $8,938 $634  $143,148
                                                  ========  ====== ====  ========
Equity Securities:
   Common stocks................................. $    514  $  329 $  1  $    842
   Nonredeemable preferred stocks................      379      25   --       404
                                                  --------  ------ ----  --------
          Total equity securities................ $    893  $  354 $  1  $  1,246
                                                  ========  ====== ====  ========

             Metropolitan Life Insurance Company and Subsidiaries

   Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                   Cost or  Gross Unrealized
                                                  Amortized ---------------- Estimated
                                                    Cost     Gain     Loss   Fair Value
                                                  ---------  ------  ------  ----------
                                                        (Dollars in millions)
Fixed Maturities:
   Bonds:
       U.S. corporate securities................. $ 42,265  $2,914   $  896   $ 44,283
       Mortgage-backed securities................   24,999   1,018       15     26,002
       Foreign corporate securities..............   15,405   1,295      185     16,515
       U.S. treasuries/agencies..................   13,256   1,514        3     14,767
       Asset-backed securities...................    8,070     204      181      8,093
       Commercial mortgage-backed securities.....    5,445     516        5      5,956
       Foreign government securities.............    4,649     516       50      5,115
       States and political subdivisions.........    2,575     181       20      2,736
       Other fixed income assets.................      312     126       82        356
                                                  --------   ------  ------   --------
          Total bonds............................  116,976   8,284    1,437    123,823
   Redeemable preferred stocks...................      552       1      116        437
                                                  --------   ------  ------   --------
          Total fixed maturities................. $117,528  $8,285   $1,553   $124,260
                                                  ========   ======  ======   ========
   Equity Securities:
       Common stocks............................. $    827  $  114   $   80   $    861
       Nonredeemable preferred stocks............      668      25        3        690
                                                  --------   ------  ------   --------
          Total equity securities................ $  1,495  $  139   $   83   $  1,551
                                                  ========   ======  ======   ========

   The Company held foreign currency derivatives with notional amounts of $4,242 million and $2,371 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003 and 2002, respectively.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $11,814 million and $11,041 million at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $839 million at December 31, 2003 and a net unrealized loss of $378 million at December 31, 2002. Non-income producing fixed maturities were $357 million and $456 million at December 31, 2003 and 2002, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

   The cost or amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                    ---------  ----------
                                                    (Dollars in millions)
        Due in one year or less.................... $  4,084    $  4,233
        Due after one year through five years......   25,388      26,737
        Due after five years through ten years.....   24,539      26,662
        Due after ten years........................   32,745      36,313
                                                    --------    --------
           Subtotal................................   86,756      93,945
        Mortgage-backed and asset-backed securities   47,543      48,729
                                                    --------    --------
           Subtotal................................  134,299     142,674
        Redeemable preferred stock.................      545         474
                                                    --------    --------
           Total fixed maturities.................. $134,844    $143,148
                                                    ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        Years Ended December 31,
                                       -------------------------
                                         2003     2002     2001
                                       -------  -------  -------
                                         (Dollars in millions)
               Proceeds............... $48,390  $34,918  $27,576
               Gross investment gains. $   446  $ 1,683  $   634
               Gross investment losses $  (452) $  (973) $  (934)

   Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $328 million, $1,342 million and $278 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

             Metropolitan Life Insurance Company and Subsidiaries

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2003:

                                                           Equal to or Greater
                                      Less than 12 months     than 12 months           Total
                                      -------------------- -------------------- --------------------
                                      Estimated   Gross    Estimated   Gross    Estimated   Gross
                                        Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                        Value      Loss      Value      Loss      Value      Loss
                                      --------- ---------- --------- ---------- --------- ----------
                                                          (Dollars in millions)
U.S. corporate securities............  $ 6,338     $136     $  962      $ 92     $ 7,300     $228
Mortgage-backed securities...........    7,133       78         18         3       7,151       81
Foreign corporate securities.........    2,446       57        331        13       2,777       70
U.S. treasuries/agencies.............    3,526       23         --        --       3,526       23
Asset-backed securities..............    2,295       29        780        25       3,075       54
Commercial mortgage-backed securities    1,998       13        227         2       2,225       15
Foreign government securities........      225       20          2        --         227       20
States and political subdivisions....      131        8         --        --         131        8
Other fixed income assets............       12       52         40        10          52       62
                                       -------     ----     ------      ----     -------     ----
   Total bonds.......................   24,104      416      2,360       145      26,464      561
Redeemable preferred stocks..........      192       60        279        13         471       73
                                       -------     ----     ------      ----     -------     ----
   Total fixed maturities............  $24,296     $476     $2,639      $158     $26,935     $634
                                       =======     ====     ======      ====     =======     ====

   At December 31, 2003, the Company had gross unrealized losses of $1 million from equity securities that had been in an unrealized loss position for less than twelve months. The amount of unrealized losses from equity securities that had been in an unrealized loss position for twelve months or greater is less than $1 million at December 31, 2003. The fair value of those equity securities that had been in an unrealized loss position for less than twelve months and for twelve months or greater at December 31, 2003, is $18 million and $21 million, respectively.

Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $22,290 million and $13,477 million and an estimated fair value of $23,461 million and $16,120 million were on loan under the program at December 31, 2003 and 2002, respectively. The Company was liable for cash collateral under its control of $24,065 million and $16,321 million at December 31, 2003 and 2002, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,286 million and $939 million at December 31, 2003 and 2002, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,711 million and $1,430 million at December 31, 2003 and 2002, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      ------------------------------
                                           2003            2002
                                      --------------  --------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $21,597    81%  $20,433    80%
          Agricultural mortgage loans   5,166    19%    5,042    20%
                                      -------   ---   -------   ---
             Total...................  26,763   100%   25,475   100%
                                                ===             ===
          Less: Valuation allowances.     126             122
                                      -------         -------
             Mortgage loans.......... $26,637         $25,353
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, approximately 20%, 12% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2003 and 2002 include $1,998 million and $1,515 million, respectively to MIAC, a related party, in connection with MIAC's purchase of real estate from the Company in 2001 and 2003. In addition, certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $639 million and $620 million at December 31, 2003 and 2002, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                             Years Ended December 31,
                                             -----------------------
                                             2003     2002    2001
                                             ----     ----    ----
                                             (Dollars in millions)
                  Balance at January 1...... $122     $144    $ 83
                  Additions.................   50       39     106
                  Deductions................  (46)     (56)    (45)
                  Dispositions of affiliates   --       (5)     --
                                              ----     ----    ----
                  Balance at December 31.... $126     $122    $144
                                              ====     ====    ====

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                              December 31,
                                                              ------------------
                                                              2003         2002
                                                              ----         ----
                                                              (Dollars in millions)
         Impaired mortgage loans with valuation allowances... $286         $604
         Impaired mortgage loans without valuation allowances  146          257
                                                                ----         ----
            Total............................................  432          861
         Less: Valuation allowances on impaired mortgages....   61          121
                                                                ----         ----
            Impaired mortgage loans.......................... $371         $740
                                                                ====         ====

             Metropolitan Life Insurance Company and Subsidiaries

   The average investment in impaired mortgage loans on real estate was $615 million, $1,068 million and $938 million for the years ended December 31, 2003, 2002 and 2001, respectively. Interest income on impaired mortgage loans was $55 million, $88 million and $103 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The investment in restructured mortgage loans on real estate was $188 million and $410 million at December 31, 2003 and 2002, respectively. Interest income of $19 million, $44 million and $76 million was recognized on restructured loans for the years ended December 31, 2003, 2002 and 2001, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $24 million, $41 million and $60 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $35 million and $28 million at December 31, 2003 and 2002, respectively.

Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                 December 31,
                                                                --------------------
                                                                 2003       2002
                                                                 ------     ------
                                                                (Dollars in millions)
 Real estate and real estate joint ventures held-for-investment $3,446     $3,321
 Impairments...................................................   (283)      (271)
                                                                 ------     ------
    Total......................................................  3,163      3,050
                                                                 ------     ------
 Real estate held-for-sale.....................................    101        815
 Impairments...................................................     --         (5)
 Valuation allowance...........................................    (12)       (11)
                                                                 ------     ------
    Total......................................................     89        799
                                                                 ------     ------
        Real estate and real estate joint ventures............. $3,252     $3,849
                                                                 ======     ======

   Accumulated depreciation on real estate was $1,226 million and $1,319 million at December 31, 2003 and 2002, respectively. The related depreciation expense was $124 million, $180 million and $217 million for the years ended December 31, 2003, 2002 and 2001, respectively. These amounts include $15 million, $66 million and $93 million of depreciation expense related to discontinued operations for the years ended December 31, 2003, 2002 and 2001, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               ----------------------------
                                    2003           2002
                               -------------  -------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $1,597   49 %  $2,244   58 %
                   Retail.....    660    20      697    18
                   Apartments.    499    15      454    12
                   Land.......     77     2       87     2
                   Agriculture      1    --        7    --
                   Other......    418    14      360    10
                               ------   ---   ------  ----
                      Total... $3,252   100%  $3,849  100 %
                               ======   ===   ======  ====

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2003, approximately 25%, 21% and 17% of the Company's real estate holdings were located in California, Texas and New York, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                     2003     2002    2001
                                                     ----     ----    ----
                                                     (Dollars in millions)
          Balance at January 1...................... $ 11     $ 35    $ 39
          Additions charged to investment income....   17       21      16
          Deductions for writedowns and dispositions  (16)     (45)    (20)
                                                      ----     ----    ----
          Balance at December 31.................... $ 12     $ 11    $ 35
                                                      ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $35 million, $48 million and $34 million for the years ended December 31, 2003, 2002 and 2001, respectively. There was no investment income related to impaired real estate and real estate joint ventures held-for-sale for the year ended December 31, 2003. Investment income related to impaired real estate and real estate joint ventures held-for-sale was $3 million and $19 million for the years ended December 31, 2002 and 2001, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $67 million and $62 million at December 31, 2003 and 2002, respectively.

   The Company owned real estate acquired in satisfaction of debt of $1 million and $8 million at December 31, 2003 and 2002, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                                             --------------------
                                              2003       2002
                                              ------     ------
                                             (Dollars in millions)
                   Investment............... $  974     $  985
                   Estimated residual values    386        428
                                              ------     ------
                      Total.................  1,360      1,413
                   Unearned income..........   (380)      (368)
                                              ------     ------
                      Leveraged leases...... $  980     $1,045
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax liability related to leveraged leases was $870 million and $981 million at December 31, 2003 and 2002, respectively.

Net Investment Income

   The components of net investment income were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                      2003     2002    2001
                                                     -------  ------- -------
                                                      (Dollars in millions)
   Fixed maturities................................. $ 7,757  $ 7,844 $ 8,449
   Equity securities................................      26       42      61
   Mortgage loans on real estate....................   1,811    1,840   1,838
   Real estate and real estate joint ventures (1)...     612      673     824
   Policy loans.....................................     510      512     527
   Other limited partnership interests..............      75       57      48
   Cash, cash equivalents and short-term investments      83      228     264
   Other............................................     315      286     244
                                                     -------  ------- -------
      Total.........................................  11,189   11,482  12,255
   Less: Investment expenses (1)....................     832      851   1,201
                                                     -------  ------- -------
      Net investment income......................... $10,357  $10,631 $11,054
                                                     =======  ======= =======

--------
(1)Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

             Metropolitan Life Insurance Company and Subsidiaries

Net Investment Gains (Losses)

   Net investment gains (losses), including changes in valuation allowances, and related policyholder amounts were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                      2003    2002    2001
                                                     -----   -----   ------
                                                     (Dollars in millions)
     Fixed maturities............................... $(373)  $(862)  $ (644)
     Equity securities..............................    39     230       66
     Mortgage loans on real estate..................   (51)    (21)     (91)
     Real estate and real estate joint ventures (1).    19      (6)   1,626
     Other limited partnership interests............   (84)     (2)    (161)
     Sales of businesses............................     5      (7)      25
     Derivatives (2)................................  (122)   (140)     124
     Other..........................................    21     (28)     (27)
                                                     -----   -----   ------
            Total...................................  (546)   (836)     918

     Amounts allocated from:
        Deferred policy acquisition costs...........    26     (11)     (21)
        Participating contracts.....................    89      (7)    (105)
        Policyholder dividend obligation............   144     157      159
                                                     -----   -----   ------
            Total net investment gains (losses)..... $(287)  $(697)  $  951
                                                     =====   =====   ======

--------
(1)The amounts presented exclude amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.
(2)The amounts presented include scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133.

   Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are (i) amortization of DAC to the extent that such amortization results from investment gains and losses;
(ii) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are applied to the contractholder's accounts; and (iii) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

             Metropolitan Life Insurance Company and Subsidiaries

Net Unrealized Investment Gains

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                  Years Ended December 31,
                                                 -------------------------
                                                   2003     2002     2001
                                                 -------  -------  -------
                                                   (Dollars in millions)
     Fixed maturities........................... $ 8,094  $ 6,701  $ 2,958
     Equity securities..........................     353       56      619
     Derivatives................................    (395)     (24)      71
     Other invested assets......................     (55)       1       59
                                                 -------  -------  -------
        Total...................................   7,997    6,734    3,707
                                                 -------  -------  -------
     Amounts allocated from:
        Future policy benefit loss recognition..  (1,453)  (1,242)     (30)
        Deferred policy acquisition costs.......    (495)    (366)      (6)
        Participating contracts.................    (117)    (129)    (127)
        Policyholder dividend obligation........  (2,130)  (1,882)    (708)
     Deferred income taxes......................  (1,397)  (1,124)  (1,037)
                                                 -------  -------  -------
        Total...................................  (5,592)  (4,743)  (1,908)
                                                 -------  -------  -------
            Net unrealized investment gains..... $ 2,405  $ 1,991  $ 1,799
                                                 =======  =======  =======

   The changes in net unrealized investment gains were as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                       2003     2002    2001
                                                                      ------  -------  ------
                                                                       (Dollars in millions)
Balance at January 1................................................. $1,991  $ 1,799  $1,183
Unrealized investment gains during the year..........................    994    2,803   1,391
Unrealized investment gains (losses) relating to:
   Future policy benefit (loss) gain recognition.....................   (211)  (1,212)    254
   Deferred policy acquisition costs.................................   (129)    (204)   (128)
   Participating contracts...........................................     12       (2)      6
   Policyholder dividend obligation..................................   (248)  (1,174)   (323)
Deferred income taxes................................................   (179)     (72)   (475)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................    175       53    (109)
                                                                      ------  -------  ------
Balance at December 31............................................... $2,405  $ 1,991  $1,799
                                                                      ======  =======  ======
Net change in unrealized investment gains............................ $  414  $   192  $  616
                                                                      ======  =======  ======

Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1,431 million in financial assets as of December 31, 2003. The Company's beneficial interests in these SPEs as of December 31, 2003 and 2002 and the related investment income for the years ended December 31, 2003, 2002 and 2001 were insignificant.

             Metropolitan Life Insurance Company and Subsidiaries

   The Company also invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $880 million and $870 million at December 31, 2003 and 2002, respectively. The related income recognized was $78 million, $1 million and $44 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Variable Interest Entities

   As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN46(r). At December 31, 2003, FIN 46(r) did not require the Company to consolidate any additional VIEs that were not previously consolidated.

   The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that (i) it is the primary beneficiary and which will be consolidated in the Company's financial statements beginning March 31, 2004 and (ii) it holds significant valuable interests but it is not the primary beneficiary and which will not be consolidated:

                                                     December 31, 2003
                                  -------------------------------------------------------
                                    Primary Beneficiary (1)     Not Primary Beneficiary
                                  --------------------------- ---------------------------
                                    Total    Maximum Exposure   Total    Maximum Exposure
                                  Assets (2)   to Loss (3)    Assets (2)   to Loss (3)
                                  ---------- ---------------- ---------- ----------------
                                                   (Dollars in millions)
SPEs:
Asset-backed securitizations and
  collateralized debt obligations    $ --          $ --         $2,400         $20

Non-SPEs:
Real estate joint ventures (4)...     617           238             42          59
Other limited partnerships (5)...      29            27            445          10
                                     ----          ----         ------         ---
   Total.........................    $646          $265         $2,887         $89
                                     ====          ====         ======         ===

--------
(1)Had the Company consolidated these VIEs at December 31, 2003, the transition adjustments would have been $10 million, net of income tax.
(2)The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value as of December 31, 2003. The assets of the real estate joint ventures and other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.
(3)The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures and other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.
(4)Real estate joint ventures include partnerships and other ventures, which engage in the acquisition, development, management and disposal of real estate investments.
(5)Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.

             Metropolitan Life Insurance Company and Subsidiaries

3.  Derivative Financial Instruments

   The table below provides a summary of notional amount and fair value of derivative financial instruments held at December 31, 2003 and 2002:

                                             2003                        2002
                                  --------------------------- ---------------------------
                                             Current Market              Current Market
                                             or Fair Value               or Fair Value
                                  Notional ------------------ Notional ------------------
                                   Amount  Assets Liabilities  Amount  Assets Liabilities
                                  -------- ------ ----------- -------- ------ -----------
                                                   (Dollars in millions)
Financial futures................ $ 1,015   $  8     $ 24     $     4   $ --     $ --
Interest rate swaps..............   9,921    189       36       3,866    196      126
Floors...........................     325      5       --         325      9       --
Caps.............................   9,483     29       --       7,770     --       --
Financial forwards...............   1,310      2        3       1,870     --       12
Foreign currency swaps...........   4,679      9      791       2,371     92      181
Options..........................   6,065      7       --       6,472      9       --
Foreign currency forwards........     528     --       10           1     --       --
Credit default swaps.............     605      2        1         376      2       --
                                  -------   ----     ----     -------   ----     ----
   Total contractual commitments. $33,931   $251     $865     $23,055   $308     $319
                                  =======   ====     ====     =======   ====     ====

   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2003 and 2002:

                                              December 31, 2002           Terminations/ December 31, 2003
                                               Notional Amount  Additions  Maturities    Notional Amount
                                              ----------------- --------- ------------- -----------------
                                                                 (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures............................      $     4       $ 1,543     $  532          $ 1,015
Interest rate swaps..........................        3,866         8,040      1,985            9,921
Floors.......................................          325            --         --              325
Caps.........................................        7,770         3,000      1,287            9,483
Financial forwards...........................        1,870         1,310      1,870            1,310
Foreign currency swaps.......................        2,371         2,516        208            4,679
Options......................................        6,472            --        407            6,065
Foreign currency forwards....................            1           527         --              528
Written covered calls........................           --         1,178      1,178               --
Credit default swaps.........................          376           284         55              605
                                                   -------       -------     ------          -------
   Total contractual commitments.............      $23,055       $18,398     $7,522          $33,931
                                                   =======       =======     ======          =======
BY DERIVATIVE STRATEGY
Liability hedging............................      $ 8,683       $ 5,030     $1,187          $12,526
Invested asset hedging.......................        5,284         6,671      1,459           10,496
Portfolio hedging............................        9,028         2,323      4,429            6,922
Firm commitments and forecasted transactions.           60         3,847        447            3,460
Hedging net investments in foreign operations           --           527         --              527
                                                   -------       -------     ------          -------
   Total contractual commitments.............      $23,055       $18,398     $7,522          $33,931
                                                   =======       =======     ======          =======

             Metropolitan Life Insurance Company and Subsidiaries

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2003:

                                                             Remaining Life
                                  ---------------------------------------------------------------------
                                  One Year   After One Year   After Five Years
                                  or Less  Through Five Years Through Ten Years After Ten Years  Total
                                  -------- ------------------ ----------------- --------------- -------
                                                          (Dollars in millions)
Financial futures................ $ 1,015       $    --            $   --           $   --      $ 1,015
Interest rate swaps..............     242         6,297             1,716            1,666        9,921
Floors...........................      --            --               325               --          325
Caps.............................   3,000         6,483                --               --        9,483
Financial forwards...............   1,310            --                --               --        1,310
Foreign currency swaps...........     326         1,663             2,255              435        4,679
Options..........................   4,163         1,901                --                1        6,065
Foreign currency forwards........     528            --                --               --          528
Credit default swaps.............     209           396                --               --          605
                                  -------       -------            ------           ------      -------
   Total contractual commitments. $10,793       $16,740            $4,296           $2,102      $33,931
                                  =======       =======            ======           ======      =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2003 and 2002:

                                 2003                       2002
                      -------------------------- ---------------------------
                                  Fair Value                  Fair Value
                               -----------------          ------------------
                      Notional                   Notional
                       Amount  Asset Liabilities  Amount  Assets Liabilities
                      -------- ----- ----------- -------- ------ -----------
                                      (Dollars in millions)
   BY TYPE OF HEDGE
   Fair value........ $ 3,678  $ 27     $291     $   418   $ --     $ 64
   Cash flow.........  12,968    54      422       3,445     69       72
   Foreign Operations     527    --       10          --     --       --
   Non qualifying....  16,758   170      142      19,192    239      183
                      -------  ----     ----     -------   ----     ----
      Total.......... $33,931  $251     $865     $23,055   $308     $319
                      =======  ====     ====     =======   ====     ====

   The company recognizes net investment expense of $61 million and $4 million and net investment income of $8 million, from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS No. 133, as amended, for the years ended December 31, 2003, 2002 and 2001, respectively.

   During the years ended December 31, 2003 and 2002, the Company recognized $184 million and $30 million, respectively, in net investment losses related to qualifying fair value hedges. Accordingly, $158 million and $34 million of net unrealized gains on fair value hedged investments were recognized in net investment losses during the years ended December 31, 2003 and 2002, respectively. There were no discontinued fair value hedges during the years ended December 31, 2003 or 2002. There were no derivatives designated as fair value hedges during the year ended December 31, 2001.

   For the years ended December 31, 2003 and 2002, the net amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $379 million and $24 million, respectively. For the years ended December 31, 2003 and 2002, the market value of cash flow hedges decreased by $418 million and $145 million, respectively. During the years ended December 31, 2003 and 2002, the Company recognized other

             Metropolitan Life Insurance Company and Subsidiaries comprehensive net losses of $349 million and $142 million, respectively, relating to the effective portion of cash flow hedges. During the year ended December 31, 2003, other comprehensive expense of $2 million was reclassified to net investment income. During the year ended December 31, 2002, other comprehensive losses of $57 million were reclassified to net investment losses. During the year ended December 31, 2003, insignificant amounts were recognized in net investment losses related to discontinued cash flow hedges. During the year ended December 31, 2002 and 2001 no cash flow hedges were discontinued. For the years ended December 31, 2003, 2002 and 2001, $8 million, $10 million and $19 million of other comprehensive income was reclassified to net investment income, respectively, related to the SFAS 133 transition adjustment.

   Approximately $2 million of net investment expense and $17 million of net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment loss, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2003, 2002 and 2001, the Company recognized as net investment gains, the settlement payments on derivative instruments of $84 million, $32 million and $24 million, respectively, and net investment losses from changes in fair value of $206 million and $172 million and net investment gains of $100 million, respectively, related to derivatives not qualifying as accounting hedges.

   The Company uses forward exchange contracts that provide an economic hedge on portions of its net investments in foreign operations against adverse movements in foreign currency exchange rates. For the year ended December 31, 2003, the Company experienced net unrealized foreign currency losses of $10 million related to hedges of its net investments in foreign operations. These unrealized losses were recorded as components of accumulated other comprehensive income.

             Metropolitan Life Insurance Company and Subsidiaries

4.  Insurance

Deferred Policy Acquisition Costs

   Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                        Deferred
                                              Value of   Policy
                                              Business Acquisition
                                              Acquired    Costs     Total
                                              -------- ----------- -------
                                                  (Dollars in millions)
     Balance at December 31, 2000............  $1,674    $ 8,823   $10,497
     Capitalizations.........................      --      2,018     2,018
                                               ------    -------   -------
            Total............................   1,674     10,841    12,515
     Amortization allocated to:
        Net investment gains (losses)........     (15)        36        21
        Unrealized investment gains (losses).      16        112       128
        Other expenses.......................     178      1,256     1,434
                                               ------    -------   -------
            Total amortization...............     179      1,404     1,583
     Dispositions and other..................       7       (468)     (461)
                                               ------    -------   -------
     Balance at December 31, 2001............   1,502      8,969    10,471
     Capitalizations.........................      --      2,227     2,227
                                               ------    -------   -------
            Total............................   1,502     11,196    12,698
     Amortization allocated to:
        Net investment gains (losses)........      16         (5)       11
        Unrealized investment gains (losses).      31        173       204
        Other expenses.......................     121      1,380     1,501
                                               ------    -------   -------
            Total amortization...............     168      1,548     1,716
     Dispositions and other..................    (463)      (853)   (1,316)
                                               ------    -------   -------
     Balance at December 31, 2002............     871      8,795     9,666
     Capitalizations.........................      --      1,982     1,982
     Acquisitions............................      --        218       218
                                               ------    -------   -------
            Total............................     871     10,995    11,866
     Amortization allocated to:                                         --
        Net investment gains (losses)........      (5)       (21)      (26)
        Unrealized investment gains (losses).      (9)       138       129
        Other expenses.......................      49      1,332     1,381
                                               ------    -------   -------
            Total amortization...............      35      1,449     1,484
     Dispositions and other..................      --       (150)     (150)
                                               ------    -------   -------
     Balance at December 31, 2003............  $  836    $ 9,396   $10,232
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $71 million in 2004, $69 million in 2005, $63 million in 2006, $59 million in 2007 and $56 million in 2008.

   Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would

             Metropolitan Life Insurance Company and Subsidiaries have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 9%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

Separate Accounts

   Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $47,198 million and $38,702 million at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $16,463 million and $15,210 million at December 31, 2003 and 2002, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $451 million, $461 million and $559 million for the years ended December 31,

             Metropolitan Life Insurance Company and Subsidiaries

2003, 2002 and 2001, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close-out contracts. The average interest rates credited on these contracts were 4.5% and 4.8% at December 31, 2003 and 2002, respectively. The assets that support these liabilities were comprised of $13,504 million and $12,979 million in fixed maturities at December 31, 2003 and 2002, respectively.

5.  Reinsurance

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. Risks in excess of $25 million on single life policies and $30 million on survivorship policies are 100% coinsured. In addition, in 1998, the Company reinsured substantially all of the mortality risk on its universal life policies issued since 1983. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses, among others.

   See Note 12 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             Years Ended December 31,
                                                            -------------------------
                                                              2003     2002     2001
                                                            -------  -------  -------
                                                              (Dollars in millions)
Direct premiums............................................ $16,843  $17,859  $16,257
Reinsurance assumed........................................   3,568    2,948    2,786
Reinsurance ceded..........................................  (2,260)  (2,346)  (2,020)
                                                            -------  -------  -------
Net premiums............................................... $18,151  $18,461  $17,023
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 2,175  $ 2,478  $ 2,069
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,692 million and $3,833 million at December 31, 2003 and 2002, respectively, including $1,341 million and $1,348 million, respectively,

             Metropolitan Life Insurance Company and Subsidiaries relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $102 million and $74 million at December 31, 2003 and 2002, respectively.

   Included in premiums and other receivables are reinsurance recoverables due from Exeter Reassurance Company, Limited, a related party, of $507 million and $502 million at December 31, 2003 and 2002, respectively.

   Included in future policy benefits, other policyholder funds, and policyholder account balances are reinsurance liabilities assumed from MIAC, Cova Corporation, MetLife Investor's Group, Inc. and MetLife International Holdings, Inc., related parties, of $790 million, $1,807 million, and $190 million and $772 million, $1,694 million, and $136 million, respectively, at December 31, 2003 and 2002.

   The following table provides an analysis of the activity in the liability for benefits relating to property and casualty group accident and non-medical health policies and contracts (See Note 17):

                                             Years Ended December 31,
                                            -------------------------
                                              2003     2002     2001
                                            -------  -------  -------
                                              (Dollars in millions)
          Balance at January 1............. $ 4,821  $ 4,597  $ 4,226
             Reinsurance recoverables......    (496)    (457)    (410)
                                            -------  -------  -------
          Net balance at January 1.........   4,325    4,140    3,816
                                            -------  -------  -------
          Incurred related to:
             Current year..................   3,816    4,219    4,182
             Prior years...................      28      (81)     (84)
                                            -------  -------  -------
                                              3,844    4,138    4,098
                                            -------  -------  -------
          Paid related to:
             Current year..................  (2,153)  (2,559)  (2,538)
             Prior years...................  (1,290)  (1,332)  (1,236)
                                            -------  -------  -------
                                             (3,443)  (3,891)  (3,774)
                                            -------  -------  -------
          Dispositions.....................  (1,450)     (62)      --
          Net Balance at December 31.......   3,276    4,325    4,140
             Add: Reinsurance recoverables.     284      496      457
                                            -------  -------  -------
          Balance at December 31........... $ 3,560  $ 4,821  $ 4,597
                                            =======  =======  =======

6.  Closed Block

   On April 7, 2000 ("the date of demutualization"), Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

             Metropolitan Life Insurance Company and Subsidiaries

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

             Metropolitan Life Insurance Company and Subsidiaries

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                             December 31,
                                                                           --------------------
                                                                             2003       2002
                                                                            -------    -------
                                                                           (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits.................................................... $41,928    $41,207
Other policyholder funds..................................................     260        279
Policyholder dividends payable............................................     682        719
Policyholder dividend obligation..........................................   2,130      1,882
Payables under securities loaned transactions.............................   6,418      4,851
Other liabilities.........................................................     180        433
                                                                            -------    -------
       Total closed block liabilities.....................................  51,598     49,371
                                                                            -------    -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value
     (amortized cost: $30,381 and $28,339, respectively)..................  32,348     29,981
   Equity securities, at fair value (cost: $217 and $236, respectively)...     250        218
   Mortgage loans on real estate..........................................   7,431      7,032
   Policy loans...........................................................   4,036      3,988
   Short-term investments.................................................     123         24
   Other invested assets..................................................     108        604
                                                                            -------    -------
       Total investments..................................................  44,296     41,847
Cash and cash equivalents.................................................     531        435
Accrued investment income.................................................     527        540
Deferred income taxes.....................................................   1,043      1,151
Premiums and other receivables............................................     164        130
                                                                            -------    -------
       Total assets designated to the closed block........................  46,561     44,103
                                                                            -------    -------
Excess of closed block liabilities over assets designated to to the closed
  block...................................................................   5,037      5,268
                                                                            -------    -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred
     income tax of $730 and $577, respectively............................   1,270      1,047
   Unrealized derivative gains (losses), net of deferred income
     tax (benefit) expense of $(28) and $7, respectively..................     (48)        13
   Allocated to policyholder dividend obligation, net of
     deferred income tax benefit of ($778) and ($668), respectively.......  (1,352)    (1,214)
                                                                            -------    -------
                                                                              (130)      (154)
                                                                            -------    -------
Maximum future earnings to be recognized from closed
  block assets and liabilities............................................ $ 4,907    $ 5,114
                                                                            =======    =======

             Metropolitan Life Insurance Company and Subsidiaries

   Information regarding the policyholder dividend obligation is as follows:

                                                                Years Ended December 31,
                                                                ---------------------
                                                                 2003      2002    2001
                                                                ------    ------  -----
                                                                (Dollars in millions)
Balance at beginning of year................................... $1,882    $  708  $ 385
Impact on net income before amounts allocated from policyholder
  dividend obligation..........................................    144       157    159
Net investment gains (losses)..................................   (144)     (157)  (159)
Change in unrealized investment and derivative gains...........    248     1,174    323
                                                                ------    ------  -----
Balance at end of year......................................... $2,130    $1,882  $ 708
                                                                ======    ======  =====

   Closed block revenues and expenses were as follows:

                                                                         Years Ended December 31,
                                                                         -----------------------
                                                                          2003    2002    2001
                                                                         ------  ------  ------
                                                                         (Dollars in millions)
REVENUES
Premiums................................................................ $3,365  $3,551  $3,658
Net investment income and other revenues................................  2,554   2,568   2,547
Net investment gains (losses) (net of amounts allocated from the policyholder dividend obligation of ($144), ($157) and ($159),
  respectively).........................................................     16     168     (12)
                                                                         ------  ------  ------
   Total revenues.......................................................  5,935   6,287   6,193
                                                                         ------  ------  ------
EXPENSES
Policyholder benefits and claims........................................  3,660   3,770   3,862
Policyholder dividends..................................................  1,509   1,573   1,544
Change in policyholder dividend obligation (excludes amounts directly related to net investment gains (losses) of ($144), ($157) and ($159),
  respectively).........................................................    144     157     159
Other expenses..........................................................    297     310     352
                                                                         ------  ------  ------
   Total expenses.......................................................  5,610   5,810   5,917
                                                                         ------  ------  ------
Revenues net of expenses before income taxes............................    325     477     276
Income taxes............................................................    118     173      97
                                                                         ------  ------  ------
Revenues net of expenses and income taxes............................... $  207  $  304  $  179
                                                                         ======  ======  ======

   The change in maximum future earnings of the closed block is as follows:

                                             Years Ended December 31,
                                             ----------------------
                                              2003     2002    2001
                                             ------   ------  ------
                                              (Dollars in millions)
            Balance at end of year.......... $4,907   $5,114  $5,333
            Less:
               Reallocation of assets.......     --       85      --
               Balance at beginning of year.  5,114    5,333   5,512
                                             ------   ------  ------
            Change during year.............. $ (207)  $ (304) $ (179)
                                             ======   ======  ======

             Metropolitan Life Insurance Company and Subsidiaries

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The table below provides a summary of the notional amount and fair value of derivatives by hedge accounting classification at:

                          December 31, 2003           December 31, 2002
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    By Type of Hedge
    Fair value......   $  6    $--       $ 1       $ --    $--       $--
    Cash flow.......    473     --        80        128      2        11
    Non qualifying..     90     --        12        258     32         2
                       ----    ---       ---       ----    ---       ---
       Total........   $569    $--       $93       $386    $34       $13
                       ====    ===       ===       ====    ===       ===

   During the years ended December 31, 2003, 2002 and 2001, the closed block recognized net investment expenses of $2 million and net investment income of $1 million and $1 million, respectively, from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS 133, as amended.

   During the year ended December 31, 2003, the closed block recognized $1 million in net investment losses related to qualifying fair value hedges. Accordingly, $1 million of unrealized gains on fair value hedged investments was recognized in net investment losses during the year ended December 31, 2003. There were no fair value hedges during the years ended December 31, 2002 and 2001. There were no discontinued fair value hedges during the years ended December 31, 2003, 2002 and 2001.

   For the years ended December 31, 2003 and 2002, the net amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $76 million and gains of $20 million, respectively. For the years ended December 31, 2003 and 2002, the market value of cash flow hedges decreased by $106 million and increased $4 million, respectively. During the years ended December 31, 2003 and 2002, the closed block recognized other comprehensive net losses of $93 million and other comprehensive net gains of $4 million, respectively, relating to the effective portion of cash flow hedges. During the years ended December 31, 2003, 2002 and 2001, no cash flow hedges were discontinued. For the years ended December 31, 2003 and 2002, $3 million and $4 million of other comprehensive income was reclassified to net investment income, respectively, related to the SFAS 133 transition adjustment. Amounts reclassified for transition adjustment for the year ended December 31, 2001 were insignificant.

   Approximately $5 million of net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment losses as the derivatives and underlying investments mature or expire according to their original terms.

             Metropolitan Life Insurance Company and Subsidiaries

   For the years ended December 31, 2003, 2002 and 2001, scheduled periodic settlement payments on derivative instruments recognized as net investment gains and losses were immaterial. Net investment losses from changes in fair value of $18 million and $11 million and gains of $5 million related to derivatives not qualifying as accounting hedges were recognized for the years ended December 31, 2003, 2002 and 2001, respectively.

7.  Debt

   Debt consisted of the following:

                                                                                  December 31,
                                                                                  ---------------------
                                                                                   2003       2002
                                                                                    ------     ------
                                                                                  (Dollars in millions)
Surplus notes, interest rates ranging from 7.00% to 7.88%, maturity dates ranging
  from 2005 to 2025.............................................................. $  940     $1,632
Capital notes payable to the Holding Company, interest rate of 7.13%, maturity
  dates ranging from 2032 to 2033................................................    500        500
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    299        298
Fixed rate notes, interest rates ranging from 1.69% to 12.00%, maturity dates
  ranging from 2005 to 2009......................................................    103         33
Capital lease obligations........................................................     74         21
Other notes with varying interest rates..........................................    139        140
                                                                                    ------     ------
Total long-term debt.............................................................  2,055      2,624
Total short-term debt............................................................  3,536        912
                                                                                    ------     ------
   Total......................................................................... $5,591     $3,536
                                                                                    ======     ======

   The Company maintains committed and unsecured credit facilities aggregating $2,478 million ($1,000 million expiring in 2004, $1,303 million expiring in 2005 and $175 million expiring in 2006). If these facilities were drawn upon, they would bear interest at rates stated in the agreements. The facilities are primarily used for general corporate purposes and as back-up lines of credit for the borrowers' commercial paper program. At December 31, 2003, the Company had drawn approximately $49 million under the facilities expiring in 2005 at interest rates ranging from 4.08% to 5.48% and approximately another $50 million under the facility expiring in 2006 at an interest rate of 1.69%. In April 2003, the Company replaced an expiring $1 billion five-year credit facility with a $1 billion 364-day credit facility and the Holding Company was added as a borrower. In May 2003, the Company replaced an expiring $140 million three-year credit facility, with a $175 million three-year credit facility which expires in 2006. At December 31, 2003, the Company had approximately $616 million in letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. On November 1, 2003, the Company redeemed the $300 million of 7.45% surplus notes outstanding scheduled to mature on November 1, 2023 at a redemption price of $311 million.

   The aggregate maturities of long-term debt for the Company are $131 million in 2004, $309 million in 2005, $160 million in 2006, $14 million in 2007, $24 million in 2008 and $1,417 million thereafter.

             Metropolitan Life Insurance Company and Subsidiaries

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.1% and a weighted average maturity of 33 days at December 31, 2003. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.4% and a weighted average maturity of 63 days at December 31, 2002. The Company also has other collateralized borrowings with a weighted average coupon rate of 5.07% and a weighted average maturity of 30 days at December 31, 2003. Such securities had a weighted average coupon rate of 5.83% and a weighted average maturity of 34 days at December 31, 2002.

   Interest expense related to the Company's indebtedness included in other expenses was $265 million, $208 million and $313 million for the years ended December 31, 2003, 2002 and 2001, respectively.

8. Shares Subject to Mandatory Redemption and Company-Obligated Mandatorily Redeemable
   Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million, at both December 31, 2003 and 2002. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2003, 2002 and 2001.

   RGA Capital Trust I. In December 2001, a majority-owned subsidiary of the Company, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2003 and 2002.

9.  September 11, 2001 Tragedies

   On September 11, 2001, terrorist attacks occurred in New York, Washington, D.C. and Pennsylvania (the "tragedies") triggering a significant loss of life and property, which had an adverse impact on certain of the Company's businesses. The Company's original estimate of the total insurance losses related to the tragedies, which was recorded in the third quarter of 2001, was $208 million, net of income taxes of $117 million. As of December 31, 2003 and 2002, the Company's remaining liability for unpaid and future claims associated with the tragedies was $9 million and $47 million, respectively, principally related to disability coverages. This estimate has been and will continue to be subject to revision in subsequent periods, as claims are received from insureds and processed. Any revision to the estimate of losses in subsequent periods will affect net income in such periods.

             Metropolitan Life Insurance Company and Subsidiaries

10.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The impact of these actions on a segment basis were charges of $399 million in Institutional, $97 million in Individual and $3 million in Auto & Home. The liability at December 31, 2003 and 2002 was $27 million and $40 million, in the Institutional segment and $9 million and $14 million, in the Individual segment, respectively. The remaining liability is due to certain contractual obligations. The remaining liability in the Individual segment as of December 31, 2002 does not include $4 million, related to MetLife Investors Group, Inc., a subsidiary sold to the Holding Company in December 2002. There was no liability remaining for Metlife Investors Group, Inc., as of December 31, 2003.

11.  Income Taxes

   The provision for income taxes for continuing operations was as follows:

                                                Years Ended
                                               December 31,
                                             --------------------
                                             2003    2002   2001
                                             ----   -----   ----
                                             (Dollars in millions)
                  Current:
                     Federal................ $357   $ 826   $(83)
                     State and local........   19     (18)    (4)
                     Foreign................    2      (5)    15
                                              ----  -----   ----
                                              378     803    (72)
                                              ----  -----   ----
                  Deferred:
                     Federal................  283    (322)   813
                     State and local........   27      17     32
                     Foreign................   --      12      1
                                              ----  -----   ----
                                              310    (293)   846
                                              ----  -----   ----
                  Provision for income taxes $688   $ 510   $774
                                              ====  =====   ====

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                           Years Ended
                                                           December 31,
                                                        --------------------
                                                         2003   2002   2001
                                                        -----   ----   ----
                                                        (Dollars in millions)
     Tax provision at U.S. statutory rate.............. $ 845   $578   $754
     Tax effect of:
        Tax exempt investment income...................  (101)   (86)   (82)
        State and local income taxes...................    42     18     29
        Foreign operations net of foreign income taxes.   (17)     4      4
        Prior year taxes...............................   (25)    (8)    36
        Sales of businesses............................    --     --      5
        Other, net.....................................   (56)     4     28
                                                        -----   ----   ----
     Provision for income taxes........................ $ 688   $510   $774
                                                        =====   ====   ====

             Metropolitan Life Insurance Company and Subsidiaries

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                        December 31,
                                                      --------------------
                                                        2003       2002
                                                       -------    -------
                                                      (Dollars in millions)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 2,597    $ 3,020
            Net operating losses.....................     245        187
            Litigation related.......................      72         95
            Other....................................     179        286
                                                       -------    -------
                                                        3,093      3,588
            Less: Valuation allowance................      16         14
                                                       -------    -------
                                                        3,077      3,574
                                                       -------    -------
         Deferred income tax liabilities:
            Investments..............................   1,352      1,597
            Deferred policy acquisition costs........   2,815      2,699
            Employee benefits........................     151         65
            Net unrealized investment gains..........   1,397      1,124
            Other....................................      60         36
                                                       -------    -------
                                                        5,775      5,521
                                                       -------    -------
         Net deferred income tax liability........... $(2,698)   $(1,947)
                                                       =======    =======

   Domestic net operating loss carryforwards amount to $650 million at December 31, 2003 and will expire beginning in 2013. Foreign net operating loss carryforwards amount to $55 million at December 31, 2003 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. The 2003 tax provision also includes an adjustment revising the estimate of income taxes for 2002.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on its consolidated financial statements.

12.  Commitments, Contingencies and Guarantees

Litigation

  Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

             Metropolitan Life Insurance Company and Subsidiaries

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, MIAC or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2003, there are approximately 366 sales practices lawsuits pending against Metropolitan Life, approximately 40 sales practices lawsuits pending against New England Mutual and approximately 25 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Asbestos-Related Claims

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits have principally been based upon allegations relating to certain research, publication and

             Metropolitan Life Insurance Company and Subsidiaries other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and have alleged that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In 2002 and 2003, trial courts in California, Utah and Georgia granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                          At or for the Years Ended
                                                                December 31,
                                                          -------------------------
                                                            2003     2002    2001
                                                          -------- -------- -------
                                                            (Dollars in millions)
Asbestos personal injury claims at year end (approximate)  111,700  106,500  89,000
Number of new claims during the year (approximate).......   60,300   66,000  59,500
Settlement payments during the year (1).................. $   84.2 $   95.1 $  90.7

--------
(1)Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may result in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking

             Metropolitan Life Insurance Company and Subsidiaries additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. In addition, publicity regarding legislative reform efforts may result in an increase in the number of claims.

   Metropolitan Life will continue to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   During the fourth quarter of 2002, Metropolitan Life analyzed its claims experience and reviewed external publications and numerous variables to identify trends and assessed their impact on its recorded asbestos liability. Certain publications suggested a trend towards more asbestos-related claims and a greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers. Plaintiffs' lawyers continue to advertise heavily with respect to asbestos litigation. Bankruptcies and reorganizations of other defendants in asbestos litigation may increase the pressures on remaining defendants, including Metropolitan Life. Through the first nine months of 2002, the number of new claims received by Metropolitan Life was lower than those received during the comparable 2001 period. However, the number of new claims received by Metropolitan Life during the fourth quarter of 2002 was significantly higher than those received in the prior year quarter, resulting in more new claims being received by Metropolitan Life in 2002 than in 2001. Factors considered also included expected trends in filing cases, the dates of initial exposure of plaintiffs to asbestos, the likely percentage of total asbestos claims which included Metropolitan Life as a defendant and experience in claims settlement negotiations.

   Metropolitan Life also considered views derived from actuarial calculations it made in the fourth quarter of 2002. These calculations were made using, among other things, then current information regarding Metropolitan Life's claims and settlement experience, information available in public reports, as well as a study regarding the possible future incidence of mesothelioma. Based on all of the above information, including greater than expected claims experience in 2000, 2001 and 2002, Metropolitan Life expected to receive more claims in the future than it had previously expected. Previously, Metropolitan Life's liability reflected that the increase in asbestos-related claims was a result of an acceleration in the reporting of such claims; the liability now reflects that such an increase is also the result of an increase in the total number of asbestos-related claims expected to be received by Metropolitan Life. Accordingly, Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) is within the coverage of the excess insurance policies discussed below. The aforementioned analysis was updated through December 31, 2003.

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's

             Metropolitan Life Insurance Company and Subsidiaries operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim was made under the excess insurance policies in 2003 for the amounts paid with respect to asbestos litigation in excess of the retention. Based on performance of the reference fund, at December 31, 2002, the loss reimbursements to Metropolitan Life in 2003 and the recoverable with respect to later periods was $42 million less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. The foregone loss reimbursements were estimated to be $9 million with respect to 2002 claims and estimated to be $42 million in the aggregate.

   The $402 million increase in the recorded liability for asbestos claims less the foregone loss reimbursement adjustment of $42 million ($27 million, net of income tax) resulted in an increase in the recoverable of $360 million. At December 31, 2002, a portion ($136 million) of the $360 million recoverable was recognized in income while the remainder ($224 million) was recorded as a deferred gain which is expected to be recognized in income in the future over the estimated settlement period of the excess insurance policies. The $402 million increase in the recorded liability, less the portion of the recoverable recognized in income, resulted in a net expense of $266 million ($169 million, net of income tax). The $360 million recoverable may change depending on the future performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

   As a result of the excess insurance policies, $1,237 million is recorded as a recoverable at December 31, 2002 ($224 million of which is recorded as a deferred gain as mentioned above); the amount includes recoveries for amounts paid in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies.

   In 2003, Metropolitan Life also has been named as a defendant in a small number of silicosis, welding and mixed dust cases. The cases are pending in Mississippi, Texas, Ohio, Pennsylvania, West Virginia, Louisiana, Kentucky, Georgia, Alabama, Illinois and Arkansas. The Company intends to defend itself vigorously against these cases.

  Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended (the "plan") and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance (the "Superintendent") and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the New York state court in New York County were consolidated within the commercial part. In addition, there remained a separate purported class action in New York state court in New York County. On February 21, 2003, the defendants' motions to dismiss both the consolidated action and separate action were granted; leave to replead as a proceeding under Article 78 of New York's Civil Practice Law and Rules has been granted in the separate action. Plaintiffs in the consolidated action and separate action

             Metropolitan Life Insurance Company and Subsidiaries have filed notices of appeal. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied in 2001. On February 4, 2003, plaintiffs filed a consolidated amended complaint adding a fraud claim under the Securities Exchange Act of 1934. Metropolitan Life has served a motion to dismiss the consolidated amended complaint and a motion for summary judgment in this action. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   In July 2002, a lawsuit was filed in the United States District Court for the Eastern District of Texas on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. After the defendants' motion to transfer the lawsuit to the Western District of Pennsylvania was granted, plaintiffs filed an amended complaint alleging that the treatment of the cost of the sales practices settlement in connection with the demutualization of Metropolitan Life breached the terms of the settlement. Plaintiffs sought compensatory and punitive damages, as well as attorneys' fees and costs. In October 2003, the court granted defendants' motion to dismiss the action. Plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit. In January 2004, the appeal was dismissed.

  Race-Conscious Underwriting Claims

   Insurance departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its affiliates. The New York Insurance Department has concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. On April 28, 2003, the United States District Court approved a class-action settlement of the consolidated actions. Several persons filed notices of appeal from the order approving the settlement, but subsequently the appeals were dismissed. Metropolitan Life also has entered into settlement agreements to resolve the regulatory examination. Metropolitan Life recorded a charge in the fourth quarter of 2001 in connection with the anticipated resolution of these matters. The Company believes the remaining portion of the previously recorded charge is adequate to cover the costs associated with the resolution of these matters.

             Metropolitan Life Insurance Company and Subsidiaries

   Sixteen lawsuits involving approximately 130 plaintiffs have been filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life is contesting vigorously plaintiffs' claims in these actions.

  Other

   In 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs were seeking unspecified compensatory damages, punitive damages, a declaration that the alleged practices were discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Plaintiffs filed a motion for class certification. Opposition papers were filed by Metropolitan Life. In August 2003, the court granted preliminary approval to a settlement of the lawsuit. At the fairness hearing held on November 6, 2003, the court approved the settlement of the lawsuit. Implementation of the settlement has commenced in 2004.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit was filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company ("Clarica") regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleged that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. The parties settled the matter in January 2004. The settlement will have no material impact on the Company's consolidated financial results in 2004.

   A reinsurer of universal life policy liabilities of Metropolitan Life and certain of its affiliates commenced an arbitration proceeding and sought rescission, claiming that, during underwriting, material misrepresentations or omissions were made to the reinsurer. The reinsurer also sent a notice purporting to increase reinsurance premium rates. In December 2003, the arbitration panel denied the reinsurer's attempt to rescind the contract and granted the reinsurer's request to raise rates. As a result of the panel's rulings, liabilities ceded to the reinsurer were recaptured effective May 5, 2003. The recapture had no material impact on the Company's consolidated financial results in 2003.

   As previously reported, the SEC is conducting a formal investigation of New England Securities Corporation ("NES"), an indirect subsidiary of New England Life Insurance Company, in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

             Metropolitan Life Insurance Company and Subsidiaries

   Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge resulting from certain improperly deferred expenses at an affiliate, New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and MetLife is fully cooperating with the investigation.

   The American Dental Association and two individual providers have sued MetLife, Mutual of Omaha and Cigna in a purported class action lawsuit brought in a Florida federal district court. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. MetLife is vigorously defending the case and a motion to dismiss has been filed.

   A purported class action in which a policyholder seeks to represent a class of owners of participating life insurance policies is pending in state court in New York. Plaintiff asserts that Metropolitan Life breached her policy in the manner in which it allocated investment income across lines of business during a period ending with the 2000 demutualization. In August 2003, an appellate court affirmed the dismissal of fraud claims in this action. MetLife is vigorously defending the case.

   Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. State Street Research Investment Services, one of the Company's indirect broker/dealer subsidiaries, has entered into a settlement with the National Association of Securities Dealers ("NASD") resolving all outstanding issues relating to its investigation. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. The Company is in the process of responding and is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

             Metropolitan Life Insurance Company and Subsidiaries

Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      Gross
                                                     Rental Sublease  Rental
                                                     Income  Income  Payments
                                                     ------ -------- --------
                                                      (Dollars in millions)
  2004.............................................. $  399   $16      $194
  2005.............................................. $  366   $15      $178
  2006.............................................. $  336   $14      $158
  2007.............................................. $  293   $12      $137
  2008.............................................. $  232   $10      $108
  Thereafter........................................ $1,402   $13      $698

Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,378 million and $1,667 million at December 31, 2003 and 2002, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

Guarantees

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

             Metropolitan Life Insurance Company and Subsidiaries

   The Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits become worthless, is $479 million at December 31, 2003. The credit default swaps expire at various times during the next four years.

13.  Employee Benefit Plans

Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees and sales representatives of the Company. Retirement benefits are based upon years of credited service and final average or career average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

             Metropolitan Life Insurance Company and Subsidiaries

   The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

Obligations, Funded Status and Net Periodic Benefit Costs

                                                                  December 31,
                                                        -------------------------------
                                                        Pension Benefits  Other Benefits
                                                        --------------   ---------------
                                                         2003     2002     2003    2002
                                                        ------   ------  -------  ------
                                                             (Dollars in millions)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...... $4,747   $4,426  $ 1,878  $1,669
   Service cost........................................    122      104       38      36
   Interest cost.......................................    311      307      122     123
   Acquisitions and divestitures.......................     (1)    (110)      --      --
   Actuarial losses....................................    352      307      167     342
   Curtailments and terminations.......................     (7)      (3)      (4)     (2)
   Change in benefits..................................     (1)      --       (1)   (168)
   Transfers in (out) of controlled group..............   (181)      --      (77)     --
   Benefits paid.......................................   (287)    (284)    (122)   (122)
                                                        ------   ------  -------  ------
Projected benefit obligation at end of year............  5,055    4,747    2,001   1,878
                                                        ------   ------  -------  ------
Change in plan assets:
Contract value of plan assets at beginning of year.....  4,008    4,161      965   1,169
   Actual return on plan assets........................    632     (185)     112     (92)
   Acquisitions and divestitures.......................     (1)    (110)      --      --
   Employer and participant contributions..............    340      426       46      10
   Transfers in (out) of controlled group..............   (186)      --       (2)     --
   Benefits paid.......................................   (287)    (284)    (122)   (122)
                                                        ------   ------  -------  ------
Contract value of plan assets at end of year...........  4,506    4,008      999     965
                                                        ------   ------  -------  ------
Under funded...........................................   (549)    (739)  (1,002)   (913)
Unrecognized net asset at transition...................      1       --       --      --
Unrecognized net actuarial losses......................  1,438    1,507      352     262
Unrecognized prior service cost........................     82      101     (175)   (208)
                                                        ------   ------  -------  ------
Prepaid (accrued) benefit cost......................... $  972   $  869  $  (825) $ (859)
                                                        ======   ======  =======  ======
Qualified plan prepaid pension cost.................... $1,296   $1,164
Non-qualified plan accrued pension cost................   (468)    (351)
Unamortized prior service cost.........................     14       --
Accumulated other comprehensive loss...................    130       56
                                                        ------   ------
Prepaid benefit cost................................... $  972   $  869
                                                        ======   ======

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                     Qualified Plan   Non-Qualified Plan       Total
                                    ----------------  -----------------  ----------------
                                      2003     2002    2003      2002      2003     2002
                                    -------  -------   -----     -----   -------  -------
                                                  (Dollars in millions)
Aggregate projected benefit
  obligation....................... $(4,526) $(4,273) $(529)    $(474)   $(5,055) $(4,747)
Aggregate contract value of plan
  assets (principally Company
  contracts).......................   4,506    4,008     --        --      4,506    4,008
                                    -------  -------   -----     -----   -------  -------
Under funded....................... $   (20) $  (265) $(529)    $(474)   $  (549) $  (739)
                                    =======  =======   =====     =====   =======  =======

             Metropolitan Life Insurance Company and Subsidiaries

   The accumulated benefit obligation for all defined benefit pension plans was $4,869 million and $4,224 million at December 31, 2003 and 2002, respectively.

   Information for pension plans with an accumulated benefit obligation in excess of plan assets:

                                                   December 31,
                                                   ------------------
                                                   2003         2002
                                                   ----         ----
                                                   (Dollars in millions)
                    Projected benefit obligation.. $546         $489
                    Accumulated benefit obligation $468         $357
                    Fair value of plan assets..... $ 12         $  9

   Information for pension and postretirement plans with a projected benefit obligation in excess of plan assets:

                                                December 31,
                                         ------------------------------------
                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                          2003     2002        2003      2002
                                          ------    ------     ------   ------
                                                  (Dollars in millions)
            Projected benefit obligation $5,046   $4,739      $2,001    $1,878
            Fair value of plan assets... $4,486   $3,991      $1,003    $  965

   The components of net periodic benefit cost were as follows:

                                                 Pension Benefits     Other Benefits
                                               -------------------  -----------------
                                                2003   2002   2001  2003  2002   2001
                                               -----  -----  -----  ----  ----  -----
                                                        (Dollars in millions)
Service cost.................................. $ 122  $ 104  $ 104  $ 38  $ 36  $  34
Interest cost.................................   311    307    308   122   123    115
Expected return on plan assets................  (331)  (354)  (402)  (71)  (93)  (108)
Amortization of prior actuarial losses (gains)   102     33     (2)  (12)   (9)   (27)
Curtailment cost..............................    10     11     21     3     4      6
                                               -----  -----  -----  ----  ----  -----
Net periodic benefit cost..................... $ 214  $ 101  $  29  $ 80  $ 61  $  20
                                               =====  =====  =====  ====  ====  =====

Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                                 December 31,
                                     ------------------------------------
                                     Pension Benefits    Other Benefits
                                     ---------------  --------------------
                                       2003     2002    2003       2002
                                     ---------  ----- --------- ----------
       Discount rate................ 6.1%-6.5%  6.75% 6.1%-6.5% 6.5%-6.75%
       Rate of compensation increase   4%-8%    4%-8%    N/A       N/A

   Assumptions used in determining net periodic benefit cost were as follows:

                                                  December 31,
                                    ----------------------------------------
                                     Pension Benefits     Other Benefits
                                    ------------------ ---------------------
                                       2003     2002      2003       2002
                                    ---------- ------- ---------- ----------
    Discount rate.................. 6.5%-6.75% 6%-7.4% 6.5%-6.75% 6.5%-7.40%
    Expected rate of return on plan
      assets.......................  8%-8.75%   8%-9%  3.79%-8.5%  5.2%-9 %
    Rate of compensation increase..   4%-8 %    4%-8%     N/A        N/A

             Metropolitan Life Insurance Company and Subsidiaries

   The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                              December 31,
                             -----------------------------------------------
                                       2003                       2002
                             ------------------------    ----------------------
Pre-Medicare eligible claims  8.5% down to 5% in 2010     9% down to 5% in 2010
Medicare eligible claims.... 10.5% down to 5% in 2014    11% down to 5% in 2014

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components    $ 10        $  (9)
Effect of accumulated postretirement benefit obligation    $108        $(105)

Plan Assets

   The weighted average allocation of pension plan and other benefit plan assets is as follows:

                                          December 31,
                                       ------------------------------
                                       Pension Benefits Other Benefits
                                       ---------------  -------------
                                       2003     2002    2003    2002
                     Asset Category    ----     ----    ----    ----
                     Equity securities  52%      39%     38%     36%
                     Fixed maturities.  39%      51%     61%     63%
                     Real estate......   9%      10%     --      --
                     Other............  --       --       1%      1%
                                       ---      ---     ---     ---
                        Total......... 100%     100%    100%    100%
                                       ===      ===     ===     ===

   The weighted average target allocation of pension plan and other benefit plan assets for 2004 is as follows:

                                 Pension Benefits Other Benefits
                                 ---------------- --------------
               Asset Category
               Equity securities     35%-60%         25%-40%
               Fixed maturities.     35%-70%         50%-80%
               Real estate......      0%-15%           N/A
               Other............      0%-20%          0%-10%

   Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on the Company's assessment of the impact of economic factors and market conditions.

             Metropolitan Life Insurance Company and Subsidiaries

Cash Flows

   The Company expects to contribute $488 million to its pension plans and $87 million to its other benefit plans during 2004.

   The following benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                             Pension Benefits Other Benefits
                             ---------------- --------------
                                  (Dollars in millions)
                   2004.....      $  326           $115
                   2005.....      $  297           $119
                   2006.....      $  309           $123
                   2007.....      $  313           $128
                   2008.....      $  321           $131
                   2009-2013      $1,771           $711

Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $59 million, $58 million and $60 million for the years ended December 31, 2003, 2002 and 2001, respectively.

14.  Equity

Preferred Stock

   On December 16, 2003, the Holding Company contributed 2,532,600 shares of common stock to the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

   The Preferred Shares are redeemable at the option of the Company at any time, to the extent that any such redemption shall not violate applicable provisions of the laws of the State of Missouri. The Preferred Shares are redeemable at a price equal to the par value per share plus any amount equal to accumulated and unpaid dividends.

Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations.

             Metropolitan Life Insurance Company and Subsidiaries

The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2003, Metropolitan Life paid to MetLife, Inc. $698 million in dividends for which prior insurance regulatory clearance was not required and $750 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2002, Metropolitan Life paid to MetLife, Inc. $535 million in dividends for which prior insurance regulatory clearance was not required and $369 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2001, Metropolitan Life paid to MetLife, Inc. $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. At December 31, 2003, the maximum amount of the dividend, which may be paid to the Holding Company from Metropolitan Life in 2004, without prior regulatory approval, is $798 million.

Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, as amended, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of MetLife. The aggregate number of shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of MetLife common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable immediately.

   Effective January 1, 2003, MetLife and the Company elected to apply the fair value method of accounting and use the prospective transition method for stock options granted by MetLife subsequent to December 31, 2002. As permitted under SFAS 148, options granted prior to January 1, 2003 will continue to be accounted for under APB 25. MetLife allocated 100% of stock option expense to the Company in each of the years ended December 31, 2003, 2002 and 2001. Had compensation cost for MetLife Stock Incentive Plan and Directors Stock Plan been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS 123, the Company's net income would have been reduced to the following pro-forma amounts:

                                                                     Years Ended December 31,
                                                                     ----------------------
                                                                      2003     2002    2001
                                                                     ------   ------  ------
                                                                      (Dollars in millions)
Net Income.......................................................... $2,001   $1,612  $1,487
Add: Stock-based employee compensation expense included in
  reported net income, net of related tax effects...................     13        1       1
Deduct: Total Stock-based employee compensation determined under
  fair value based method for all awards, net of related tax effects    (42)     (33)    (20)
                                                                     ------   ------  ------
Pro forma net income (1) (2)........................................ $1,972   $1,580  $1,468
                                                                     ======   ======  ======

--------
(1)The pro forma earnings disclosures are not necessarily representative of the effects on net income.
(2)Includes MetLife's ownership share of stock compensation costs related to the RGA incentive stock plan and the stock compensation costs related to the incentive stock plans at SSRM Holdings, Inc. determined in accordance with SFAS 123.

             Metropolitan Life Insurance Company and Subsidiaries

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants for the:

                                        Years Ended December 31,
                                    ---------------------------------
                                       2003        2002       2001
                                    ----------- ----------- ---------
           Dividend yield.......... 0.68%-0.79%    0.68%      0.68%
           Risk-free rate of return 2.71%-4.03% 4.74%-5.52%   5.72%
           Volatility.............. 37.0%-38.7% 25.3%-30.3%  31.60%
           Expected duration.......   6 years     6 years   4-6 years


Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   As of December 31, 2001, New York Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations.

   Statutory net income of Metropolitan Life, as filed with the Department, was $2,169 million, $1,455 million and $2,782 million for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $7,978 million and $6,986 million at December 31, 2003 and 2002, respectively.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the statutory capital and surplus of Metropolitan Life and the Holding Company's other insurance subsidiaries.

             Metropolitan Life Insurance Company and Subsidiaries

Other Comprehensive Income

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    Years Ended December 31,
                                                                                    ----------------------
                                                                                     2003     2002    2001
                                                                                    -----   -------  ------
                                                                                     (Dollars in millions)
Holding gains on investments arising during the year............................... $ 835   $ 2,936  $1,311
Income tax effect of holding gains.................................................  (344)     (971)   (518)
Reclassification adjustments:
   Recognized holding losses included in current year income.......................   311       307     555
   Amortization of premiums and accretion of discounts associated with
     investments...................................................................  (152)     (440)   (475)
   Recognized holding gains allocated to other policyholder amounts................  (259)     (139)    (33)
   Income tax effect...............................................................    40        85     (18)
Allocation of holding losses on investments relating to other policyholder amounts.  (317)   (2,453)   (158)
Income tax effect of allocation of holding losses to other policyholder amounts....   125       814      61
Unrealized investment gains (losses) of subsidiary at date of sale.................   269        68    (173)
Deferred income taxes on unrealized investment gains (losses) of subsidiary at date
  of sale..........................................................................   (94)      (15)     64
                                                                                    -----   -------  ------
Net unrealized investment gains....................................................   414       192     616
                                                                                    -----   -------  ------
Foreign currency translation adjustments arising during the year...................   174       137     (58)
Foreign currency translation adjustments of subsidiary at date of sale.............    --       (65)     19
                                                                                    -----   -------  ------
Foreign currency translation adjustment............................................   174        72     (39)
                                                                                    -----   -------  ------
Minimum pension liability adjustments arising during the year......................   (81)       --     (18)
Minimum pension liability adjustments of subsidiary at date of sale................    (1)       --      --
                                                                                    -----   -------  ------
Minimum pension liability adjustment...............................................   (82)       --     (18)
                                                                                    -----   -------  ------
Other comprehensive income......................................................... $ 506   $   264  $  559
                                                                                    =====   =======  ======

15.  Other Expenses

   Other expenses were comprised of the following:

                                                                     Years Ended December 31,
                                                                    -------------------------
                                                                      2003     2002     2001
                                                                    -------  -------  -------
                                                                      (Dollars in millions)
Compensation....................................................... $ 2,038  $ 2,423  $ 2,447
Commissions........................................................   1,710    1,938    1,649
Interest and debt issue costs......................................     313      242      312
Amortization of policy acquisition costs (excludes amounts directly related to net investment gains (losses) of $(26), $11 and $21,
  respectively)....................................................   1,381    1,501    1,434
Capitalization of policy acquisition costs.........................  (1,982)  (2,227)  (2,018)
Rent, net of sublease income.......................................     226      289      280
Minority interest..................................................     116       74       57
Other..............................................................   2,034    2,303    2,759
                                                                    -------  -------  -------
   Total other expenses............................................ $ 5,836  $ 6,543  $ 6,920
                                                                    =======  =======  =======

             Metropolitan Life Insurance Company and Subsidiaries

16.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Institutional, Individual, Auto & Home, International, Reinsurance and Asset Management. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Asset Management provides a broad variety of asset management products and services to individuals and institutions.

             Metropolitan Life Insurance Company and Subsidiaries

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of and for the years ended December 31, 2003, 2002 and 2001. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains and losses from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains and losses, net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items (e.g., expenses associated with the resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) to Corporate & Other.

At or for the Year Ended                                    Auto &                              Asset    Corporate
December 31, 2003                  Institutional Individual  Home   International Reinsurance Management  & Other    Total
------------------------           ------------- ---------- ------  ------------- ----------- ---------- --------- --------
                                                                      (Dollars in millions)
Premiums..........................   $  9,093     $  4,242  $2,168     $    6       $ 2,648      $ --     $    (6) $ 18,151
Universal life and investment-type
 product policy fees..............        633        1,287      --          1            --        --          --     1,921
Net investment income.............      4,037        5,592     119         50           431        66          62    10,357
Other revenues....................        592          204      23         14            48       143          38     1,062
Net investment gains (losses).....       (204)        (127)     (4)        (7)           31         9          15      (287)
Policyholder benefits and claims..      9,931        5,020   1,604         16         2,102        --           4    18,677
Interest credited to policyholder
 account balances.................        914        1,280      --          1           184        --          --     2,379
Policyholder dividends............        198        1,697      --          3            --        --          (1)    1,897
Other expenses....................      1,782        2,464     572         24           741       182          71     5,836
Income from continuing operations
 before provision for income
 taxes............................      1,326          737     130         20           131        36          35     2,415
Income from discontinued
 operations, net of income
 taxes............................         30           30      --         --            --        --         240       300
Cumulative effect of change in
 accounting, net of income
 taxes............................        (26)          --      --         --            --        --          --       (26)
Net income........................        849          519     111         13            86        22         401     2,001
Total assets......................    109,492      133,335      --      1,069        12,879       175      24,315   281,265
Deferred policy acquisition
 costs............................        739        7,363      --          6         2,122        --           2    10,232
Goodwill, net.....................         59           42      --         --            99        18          --       218
Separate account assets...........     35,632       28,028      --         --            13        --         (12)   63,661
Policyholder liabilities..........     61,565       88,096      --        297         9,272        --        (579)  158,651
Separate account liabilities......     35,632       28,028      --         --            13        --         (12)   63,661

             Metropolitan Life Insurance Company and Subsidiaries

At or for the Year Ended                                    Auto &                              Asset    Corporate
December 31, 2002                  Institutional Individual  Home   International Reinsurance Management  & Other    Total
------------------------           ------------- ---------- ------  ------------- ----------- ---------- --------- --------
                                                                      (Dollars in millions)
Premiums..........................    $ 8,245     $  4,419  $2,828      $992        $1,984       $ --     $    (7) $ 18,461
Universal life and investment-type
 product policy fees..............        623        1,267      --        37            --         --          --     1,927
Net investment income.............      3,915        6,019     177       241           378         59        (158)   10,631
Other revenues....................        607          454      26        10            42        166          49     1,354
Net investment gains (losses).....       (497)        (110)    (46)       (9)            7         (4)        (38)     (697)
Policyholder benefits and claims..      9,337        5,162   2,020       821         1,517         --           3    18,860
Interest credited to policyholder
 account balances.................        930        1,608      --        28           146         --          (1)    2,711
Policyholder dividends............        115        1,769      (1)       28            --         --          --     1,911
Other expenses....................      1,529        2,543     794       373           616        211         477     6,543
Income (loss) from continuing
 operations before provision
 (benefit) for income taxes.......        982          967     172        21           132         10        (633)    1,651
Income from discontinued
 operations, net of income
 taxes............................        121          199      --        --            --         --         151       471
Net income (loss).................        759          811     131        21            86          6        (202)    1,612
Total assets......................     94,911      120,284   4,957       795         9,458        191      18,840   249,436
Deferred policy acquisition
 costs............................        608        7,448     175         5         1,429         --           1     9,666
Goodwill, net.....................         62           73     156        --            96         18          --       405
Separate account assets...........     31,935       21,982      --        --            11         --         (16)   53,912
Policyholder liabilities..........     55,460       84,844   2,673       248         6,734         --        (343)  149,616
Separate account liabilities......     31,935       21,982      --        --            11         --         (16)   53,912

At or for the Year Ended                                    Auto &                              Asset    Corporate
December 31, 2001                  Institutional Individual  Home   International Reinsurance Management  & Other    Total
------------------------           ------------- ---------- ------  ------------- ----------- ---------- --------- --------
                                                                     (Dollars in millions)
Premiums..........................    $ 7,288     $  4,531  $2,755      $788        $1,664       $ --     $    (3) $ 17,023
Universal life and investment-type
 product policy fees..............        592        1,245      --        38            --         --          (1)    1,874
Net investment income.............      3,966        6,107     200       256           349         71         105    11,054
Other revenues....................        649          527      22        16            35        198          85     1,532
Net investment gains (losses).....        (16)         864     (17)      (16)          (10)        25         121       951
Policyholder benefits and claims..      8,924        5,213   2,121       632         1,373         --           2    18,265
Interest credited to policyholder
 account balances.................      1,012        1,850      --        51           122         --          --     3,035
Policyholder dividends............        259        1,767      --        34            --         --          --     2,060
Other expenses....................      1,746        2,763     800       315           478        252         566     6,920
Income (loss) from continuing
 operations before provision
 (benefit) for income taxes.......        538        1,681      39        50            65         42        (261)    2,154
Income from discontinued
 operations, net of income
 taxes............................         21           36      --        --            --         --          50       107
Net income (loss).................        383        1,092      41        16            39         27        (111)    1,487

             Metropolitan Life Insurance Company and Subsidiaries

   The following table indicates amounts in the current and prior years that have been classified as discontinued operations in accordance with SFAS 144:

                                                         Year ended December 31,
                                                         -----------------------
                                                         2003    2002    2001
                                                         ----    ----    ----
                                                         (Dollars in millions)
         Net investment income
            Institutional............................... $  2    $ 33    $ 34
            Individual..................................    5      50      56
            Corporate & Other...........................   45      77      79
                                                          ----    ----    ----
                Total net investment income............. $ 52    $160    $169
                                                          ====    ====    ====
         Net investment gains (losses)
            Institutional............................... $ 45    $156    $ --
            Individual..................................   43     262      --
            Corporate & Other...........................  333     164      --
                                                          ----    ----    ----
                Total net investment gains (losses)..... $421    $582    $ --
                                                          ====    ====    ====
         Interest Expense
            Individual.................................. $  1    $  1    $ --
                                                          ----    ----    ----
                Total interest expense.................. $  1    $  1    $ --
                                                          ====    ====    ====

   Economic Capital. Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

   The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

             Metropolitan Life Insurance Company and Subsidiaries

   The following table presents actual and pro forma net investment income with respect to the Company's segments for the years ended December 31, 2002 and 2001. The amounts shown as pro forma reflect net investment income that would have been reported in these years had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                             Net Investment Income

                                 For the Years Ended December 31,
                               ------------------------------------
                                      2002              2001
                               -----------------  -----------------
                                Actual  Pro forma Actual  Pro forma
                               -------  --------- ------- ---------
                                      (Dollars in millions)
             Institutional.... $ 3,915   $ 3,977  $ 3,966  $ 4,040
             Individual.......   6,019     5,929    6,107    6,020
             Auto & Home......     177       160      200      184
             International....     241       204      256      240
             Reinsurance......     378       341      349      313
             Asset Management.      59        71       71       89
             Corporate & Other    (158)      (51)     105      168
                               -------   -------  -------  -------
                Total......... $10,631   $10,631  $11,054  $11,054
                               =======   =======  =======  =======

   The Auto & Home segment's results of operations for the year ended December 31, 2003 consists of Metropolitan Property and Casualty Insurance Company and its subsidiaries until October 2003 when it was sold to MetLife. See Note 17.

   The Reinsurance segment's results of operations for the year ended December 31, 2003 include RGA's coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense.

   The Individual segment's results of operations for the year ended December 31, 2003 includes a second quarter after-tax charge of $31 million resulting from certain improperly deferred expenses at an affiliate, New England Financial.

   The Institutional, Individual, Reinsurance and Auto & Home segments for the year ended December 31, 2001 include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 9.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 10.

   The Individual segment for the year ended December 31, 2001, includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains (losses) of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, Institutional segment and Corporate & Other, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning Corporation ("Conning"), the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $25 million, in the third quarter of 2001.

   Corporate & Other includes various start-up and run-off entities, as well as the elimination of all intersegment amounts. The elimination of intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment reinsurance transactions.

   Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs;
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2003, 2002 and 2001. Revenues from U.S. operations were $30,199 million, $29,723 million and $30,812 million for the years ended December 31, 2003, 2002 and 2001, respectively, which represented 97%, 94% and 95%, respectively, of consolidated revenues.

17.  Acquisitions and Dispositions

   In September 2003, a subsidiary of the Company, RGA, announced a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. This transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premiums and $11 million of income before income tax expense, excluding minority interest expense, to the fourth quarter of 2003.

   In October 2003, the Company completed its sales of Met Tower Life Insurance Company, MetLife General Insurance Agency, Inc., MetLife Securities, Inc., and N.L. Holding Corporation to the Holding Company. The amount received in excess of book value of $28 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $293 million and $195 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $156 million, $218 million and $219 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   In October 2003, the Company sold Metropolitan Property and Casualty Insurance Company's common stock to the Holding Company for $1,990 million. The amount received in excess of book value of $120 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $5,806 million and $3,400 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $2,343 million, $3,013 million and $2,973 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   In December 2002, the Company completed its sales of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and

             Metropolitan Life Insurance Company and Subsidiaries total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $1,648 million and $1,463 million for the years ended December 31, 2002 and 2001, respectively.

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value of $96 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million for the year ended December 31, 2001.

   In July 2001, the Company completed its sale of Conning, an affiliate acquired in the acquisition of GenAmerica Financial Corporation in 2000. Conning specialized in asset management for insurance company investment portfolios and investment research.

18.  Discontinued Operations

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. In accordance with SFAS 144, income related to real estate classified as held-for-sale on or after January 1, 2002 is presented as discontinued operations. These assets are carried at lower of cost or market.

   The following table presents the components of income from discontinued operations:

                                                  Years Ended December 31,
                                                  -----------------------
                                                  2003     2002     2001
                                                  ----     -----   -----
                                                  (Dollars in millions)
          Investment income...................... $120    $ 458    $ 508
          Investment expense.....................  (68)    (298)    (339)
          Net investment gains (losses)..........  421      582       --
                                                   ----    -----   -----
             Total revenues......................  473      742      169
          Interest Expense.......................    1        1       --
          Provision for income taxes.............  172      270       62
                                                   ----    -----   -----
             Income from discontinued operations. $300    $ 471    $ 107
                                                   ====    =====   =====

   The carrying value of real estate related to discontinued operations was $89 million and $799 million at December 31, 2003 and 2002, respectively. See Note 16 for discontinued operations by business segment.

             Metropolitan Life Insurance Company and Subsidiaries

19.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                  Notional Carrying Estimated
                                                   Amount   Value   Fair Value
 December 31, 2003                                -------- -------- ----------
                                                     (Dollars in millions)
 Assets:
    Fixed maturities.............................          $143,148  $143,148
    Equity securities............................          $  1,246  $  1,246
    Mortgage loans on real estate................          $ 26,637  $ 28,572
    Policy loans.................................          $  8,180  $  8,180
    Short-term investments.......................          $  1,320  $  1,320
    Cash and cash equivalents....................          $  2,393  $  2,393
    Mortgage loan commitments....................  $  555  $     --  $     (4)
    Commitments to fund partnership investments..  $1,378  $     --  $     --
 Liabilities:
    Policyholder account balances................          $ 53,503  $ 55,218
    Short-term debt..............................          $  3,536  $  3,536
    Long-term debt...............................          $  2,055  $  2,236
    Shares subject to mandatory redemption.......          $    277  $    336
    Payable under securities loaned transactions.          $ 24,065  $ 24,065

                                                                      Notional Carrying Estimated
                                                                       Amount   Value   Fair Value
December 31, 2002                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $124,260  $124,260
   Equity securities.................................................          $  1,551  $  1,551
   Mortgage loans on real estate.....................................          $ 25,353  $ 27,935
   Policy loans......................................................          $  8,047  $  8,047
   Short-term investments............................................          $  1,199  $  1,199
   Cash and cash equivalents.........................................          $  1,106  $  1,106
   Mortgage loan commitments.........................................  $  859  $     --  $     12
   Commitments to fund partnership investments.......................  $1,667  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 34,706  $ 35,063
   Short-term debt...................................................          $    912  $    912
   Long-term debt....................................................          $  2,624  $  2,794
   Payable under securities loaned transactions......................          $ 16,321  $ 16,321
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    277  $    310

             Metropolitan Life Insurance Company and Subsidiaries

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Partnership Investments

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

Policy Loans

   The carrying values for policy loans approximate fair value.

Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

Policyholder Account Balances

   The fair value of policyholder account balances is estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

Short-term and Long-term Debt, Payables Under Securities Loaned Transactions, Shares Subject to Mandatory Redemption and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions, shares subject to mandatory redemption and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

Derivative Financial Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, options and written covered calls are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

20.  Related Parties

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1,680 million in 2003.

                      Metropolitan Life Separate Account UL

PART C.        OTHER INFORMATION

Item 27.       Exhibits


          (a) Resolution of Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate Account UL++++
          (b)  Not Applicable
          (c)  (1) Not Applicable
               (2) Form of Selected Broker Agreement*
               (3) Schedule of Sales Commissions+++
          (d)  (1) Specimen Flexible Premium Variable Life Insurance Policy*
               (2) Alternate pages required by State Law*
               (3) Endorsement for calculation of minimum death benefit using the Cash Value Accumulation test*
               (4) Accelerated Death Benefit and Zero Cost Loan riders*
               (5) Yearly Renewable Term rider+++++
               (6) Refund of sales load rider+++++
               (7) Amended Policy Specifications Page indicating alternate premium expense charges+++++
               (8) Enhanced Cash Surrender Value Rider******
               (9) Term Insurance Rider+
          (e) Amended Application Forms for Policy and Form of Receipt (including State variations)*
          (f)  Restated Charter and By-Laws of Metropolitan Life***
          (g)  Reinsurance Contracts
          (h)  (1) Participation Agreements with INVESCO and Janus**
               (2) Form of Participation Agreement with Templeton**
               (3) Participation Agreements with New England and Alliance*****
               (4) Form of Participation Agreement with COVA*****
               (5) (i) Participation Agreement with Fidelity Investments****
                   (ii) Supplemental Agreements with Fidelity Investments*****
               (6) Form of Participation Agreements with AIM, American Century,
                   Delaware Management, Dreyfus, Templeton, Goldman Sachs, MFS, Janus, Van Kampen and Wells Fargo+
          (i)  Not Applicable
          (j)  Not Applicable
          (k) Opinion and consent of Counsel as to the legality of the securities being registered+++++
          (l) Opinion and consent of Sebastian Janssen, relating to the Policies+
          (m)  Not Applicable
          (n)  Powers of Attorney++++
          (o)  Not Applicable
          (p)  Not Applicable
          (q) Memoranda describing certain procedures filed pursuant to Rule 6e-3 (T)(b)(12)(iii)*
          (r)  Form of Personalized illustration.*****


+        Filed herewith
++       Included in the filing of Post-Effective Amendment No. 4 to this
Registration Statement on

March 1, 1996.
+++ Incorporated by reference from "Distribution of the Policies" in the Prospectus included herein.

++++ Incorporated by reference to the filing of Post-Effective Amendment No. 30 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed October 22, 2003 except for the respective powers of attorney of John M. Keane, William J. Wheeler and Joseph J. Prochaska, Jr., each of which is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of Metropolitan Life Separate Account E (File No. 033-69320) filed on February 6, 2004, and the power of attorney of Sylvia M. Mathews which is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed on April 20, 2004.

+++++ Included in the filing of Post-Effective Amendment No. 5 to this Registration Statement on April 26, 1996.
* Included in the filing of Post-Effective Amendment No. 6 to this Registration Statement on April 30, 1997.
** Included in the filing of Post-Effective Amendment No. 8 to this Registration Statement on April 23, 1999.
*** Incorporated by reference to the filing of Post-Effective Amendment No. 3 to the Registration Statement of Separate Account UL (File No. 333-40161) on April 6, 2000.
**** Incorporated by reference to the
filing of Post-Effective Amendment No. 26 to the Registration Statement of Separate Account E (File No. 2-90380) on Form N-4 on April 30, 1997.
***** Incorporated by reference to the filing of Post-Effective Amendment No. 10 to this Registration Statement on September 18, 2000.
****** Incorporated by reference to the filing of Post-Effective Amendment No. 12 to this Registration Statement on April 22, 2002.

Item 28.      Directors and Officers of Depositor

Name and Principal Business Address                                    Positions and Offices with Depositor
-----------------------------------                                    ------------------------------------

Robert H. Benmosche                                                 Chairman of the Board, President and Chief
Metropolitan Life Insurance Company                                              Executive Officer
One Madison Avenue,
New York, NY  10010

Curtis H. Barnette                                                                   Director
Chairman Emeritus
Bethlehem Steel Corporation
1170 Eighth Avenue, Martin Tower 2118
Bethlehem, PA  18016-7699

John C. Danforth                                                                     Director
Partner
Bryan Cave LLP
One Metropolitan Square
211 North Broadway, Suite 3600
St. Louis, MO 63102

Burton A. Dole, Jr.                                                                  Director
Retired Chairman
Nellcor Puritan Bennett, Inc.
P.O. Box 208
Pauma Valley, CA 92061

Cheryl W. Grise                                                                      Director
President
Utility Group, Northeast Utilities Service Company
P.O. Box 270
Hartford, CT 06141

James R. Houghton                                                                    Director
Chairman of the Board Emeritus
Corning Incorporated
One Riverfront Plaza,
MP HQE2-6
Corning, NY  14831

Harry P. Kamen                                                                       Director
Retired Chairman and Chief Executive Officer
Metropolitan Life Insurance Company
200 Park Avenue, Suite 5700
New York, NY  10166

Helene L. Kaplan                                                                     Director
Of Counsel, Skadden, Arps,
Slate, Meagher & Flom, LLP
Four Times Square
New York, NY  10036

John M. Keane                                                                        Director
General (Retired), United States Army,
2200 Wilson Blvd.,
Suite 102-542,
Arlington, VA 22201-3324

Catherine R. Kinney                                                                  Director
Co-Chief Operating Officer, President and
Executive Vice Chairman, New York Stock Exchange, Inc.
11 Wall Street, 6th floor
New York, NY 10005

Charles H. Leighton                                                                  Director
Retired Chairman and Chief Executive Officer
CML Group, Inc.
51 Vaughn Hill Road
Bolton, MA  01740

Sylvia M. Mathews                                                                    Director
Chief Operating Officer and Executive Director
The Bill & Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Stewart G. Nagler                                                           Vice Chairman and Director
Vice Chairman of the Board
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY  10010

John J. Phelan, Jr.                                                                  Director
Former Chairman and Chief Executive Officer
New York Stock Exchange, Inc.
108 Forest Avenue
Locust Valley, NY 11560

Hugh B. Price                                                                        Director
Of Counsel
Piper Rudnick LLP
1251 Avenue of the Americas
New York, NY   10005

Kenton J. Sicchitano                                                                 Director
Retired Global Managing Partner
PricewaterhouseCoopers,
101 Jericho Road
Weston, MA 02493

William C. Steere, Jr.                                                               Director
Retired Chairman of the Board
Pfizer, Inc.
235 East 42nd Street
New York, NY   10016

Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

        Name                                                Position with Metropolitan Life
Robert H. Benmosche                            Chairman of the Board, President and Chief Executive Officer
Stewart C. Nagler                              Vice Chairman of the Board and Director
Gwenn L. Carr                                  Vice President and Secretary
Daniel J. Cavanagh                             Executive Vice President
C. Robert Henrikson                            President- U.S. Insurance and Financial Services
Leland C. Launer, Jr.                          Executive Vice President and Chief Investment Officer
James L. Lipscomb                              Executive Vice President and General Counsel
Catherine A. Rein                              Senior Executive Vice President; President and Chief Executive Officer of
                                               MetLife Auto & Home

                                               Company
Stanley J. Talbi                               Senior Vice President and Chief Actuary
William J. Toppeta                             President, International
Lisa M. Weber                                  Senior Executive Vice President, Chief Administration Officer
Judy E. Weiss                                  Executive Vice President
Joseph J. Prochaska                            Senior Vice President, Financial Opeations and Chief Accounting Officer
Joseph A. Reali                                Senior Vice President and Tax Director
John E. Welch                                  Senior Vice President and General Auditor
William J. Wheeler                             Executive Vice President and Chief Financial Officer
Anthony J. Williamson                          Senior Vice President and Treasurer
Timothy Journy                                 Vice President and Controller

The business address of each officer is One Madison Avenue, New York, New York 10010.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

         The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

[Module of the List of Companies under Common Control appears here]

Item 30. Indemnification

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which Metropolitan Life Insurance Company ("Metropolitan"), which is the Depositor and the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

          (a)  Other Activity.
               The principal underwriter for the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

               Metropolitan Tower Life Separate Account One (principal underwriter)
               Metropolitan Tower Life Separate Account Two (principal underwriter)
               Metropolitan Life Separate Account E (principal underwriter and depositor)
               Metropolitan Series Fund, Inc. (principal underwriter and sub-investment manager)
               New England Variable Annuity Fund I (depositor)
               New England Life Retirement Investment Account (depositor)
               The New England Variable Account (depositor)

          (b)  Management.
               See response to Item 28 above.

          (c)  Compensation from the Registrant.


            (1)                        (2)                       (3)                     (4)                    (5)
                                                           Compensation on
                                 Net Underwriting         Events Occasioning
     Name of Principal            Discounts and            the Deduction of a         Brokerage                Other
        Underwriter                Commissions               Deferred Sales          Commissions            Compensation
        -----------                -----------                   Load                -----------            ------------
                                                                 ----

     Metropolitan Life
     Insurance Company              $2,617,461                              0                        0                     0


Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

Item 32. Location of Accounts and Records

         The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

   (a)  Registrant

   (b)  Metropolitan Life Insurance Company
        One Madison Avenue
        New York, NY 10010

Item 33. Management Services

    Not applicable

Item 34. Fee Representation


   Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of numerous facts and circumstances that it deems relevant. These may include such factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn an adequate profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such policies or prospectuses, or otherwise.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, certifies that it meets the requirements of Securities Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 29th day of April, 2004.


                                    Metropolitan Life Separate Account UL

                                    By:  Metropolitan Life Insurance Company

                                    By:      /s/ James L. Lipscomb
                                             ---------------------
                                             James L. Lipscomb, Esq.
                                             Executive Vice President and
                                             General Counsel

Attest:      /s/ James D. Gaughan
             --------------------
             James D. Gaughan
             Assistant Secretary

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 29th day of April, 2004.


                           Metropolitan Life Insurance Company

                           BY:      /s/ James L. Lipscomb
                                    ---------------------
                                    James L. Lipscomb, Esq.
                                    Executive Vice President and
                                    General Counsel

Attest:      /s/ James D. Gaughan
             --------------------
             James D. Gaughan
             Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on April 29, 2004.



                      SIGNATURE                                             Title
                *
-------------------------------------------------         Chairman of the Board, President and Chief
       Robert H. Benmosche                                            Executive Officer

                *
---------------------------------------                           Vice-Chairman and Director
       Stewart G. Nagler

                *
---------------------------------------               Executive Vice President and Chief Financial Officer
       William J. Wheeler

                *
---------------------------------------               Executive Vice President and Chief Investment Officer
      Leland C. Launer, Jr.

                *
---------------------------------------                  Senior Vice President, Financial Operations and
       Joseph J. Prochaska Jr.                                       Chief Accounting Officer

                *
---------------------------------------
       Curtis H. Barnette                                                  Director

                *
---------------------------------------
       John C. Danforth                                                    Director

                *
---------------------------------------
       Burton A. Dole, Jr.                                                 Director


---------------------------------------                                    Director
         Cheryl W. Grise

                *
---------------------------------------

       James R. Houghton                                                   Director

               *
---------------------------------------
       Harry P. Kamen                                                      Director

               *
---------------------------------------
       Helene L. Kaplan                                                    Director

               *
---------------------------------------
       John M. Keane                                                       Director

               *
---------------------------------------
       Catherine R. Kinney                                                 Director

               *
---------------------------------------
       Charles M. Leighton                                                 Director

               *
---------------------------------------
       Sylvia M. Mathews                                                   Director

               *
---------------------------------------
       John J. Phelan, Jr.                                                 Director

               *
---------------------------------------
       Hugh B. Price                                                       Director

               *
---------------------------------------
       Kenton J. Sicchitano                                                Director

               *
---------------------------------------
       William C. Steere, Jr.                                              Director

                                                                        April 29, 2004
/s/ Christopher P. Nicholas
---------------------------
   Christopher P. Nicholas, Esq.
   Attorney- in - fact



* Executed by Christopher P. Nicholas, Esq. on behalf of those indicated pursuant to Powers of Attorney filed with Post-Effective Amendment No. 30 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed October 22, 2003 except for the respective powers of attorney of John M. Keane, William J. Wheeler and Joseph J. Prochaska, Jr., each of which is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of Metropolitan Life Separate Account E (File No. 333-69320) filed on February 6, 2004, and the power of attorney of Sylvia M. Mathews which is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed on April 20, 2004.